Exhibit 4.7
CLIFFORD CHANCE LLP
EXECUTION

VERSION
AMENDMENT

AND RESTATEMEN

T

AGREEMENT
DATE

D

16 FEBRUARY 2023
BETWEEN
ABB LTD
CERTAIN

SUBSIDIARIES OF ABB LTD
AS ORIGINAL

BORROWERS
THE MANDATED LEAD ARRANGERS
THE ORIGINAL LENDERS
CITIBANK

EUROPE PLC, UK BRANCH
AS FACILITY AGENT
AND EURO SWINGLINE

AGENT
AND
CITIBANK, N.A
AS DOLLAR SWINGLINE AGENT
RELATING TO

THE $2,000,000,000
MULTICURRENCY REVOLVING CREDIT
AGREEMENT
DATE

D

16 DECEMBER

2019
10250237317-v15

70-41048667

CONTENTS
Clause

Page
1.

Definitions and Interpretatio
n ................................................................................... . 1
2.

Representations

........................................................................................................
. 2
3.

Restatement..............................................................................................................
. 2
4.

Continuity and Further Assurance.............................................................................
. 2
5.

Costs and Expenses ..................................................................................................
. 3
6.

Miscellaneous...........................................................................................................
. 3
7.

Governing Law.........................................................................................................
. 3
Schedule 1 The Obligors....................................................................................................................

4
Schedule 2 Conditions Precedent........................................................................................................

5
Schedule 3 Amended and Restated Facility Agreement.....................................................................

7
10250237317-v15
- i -
70-41048667

THIS AGREEMENT
is dated 16 February

2023 and made between:
(1)
ABB

LTD
,

a

company

incorporated

in

Switzerland

whose

registered

office

is

at
Affolternstrasse 44, CH-8050 Zurich, Switzerland

("
ABB " or the " Guarantor ");
(2)
THE

SUBSIDIARIES

OF

AB
B
listed

i
n
Schedule

1

a
s origina l
borrowers

(the
" Original Borrowers ");
(3) THE MANDATED LEAD ARRANGERS (as defined in the Amended and Restated
Facility Agreement);
(4) TH E ORIGINA L LENDER S
(as

defined

in

th
e
Amended

and

Restate
d Facility
Agreement);
(5) CITIBAN K
EUROPE

PLC,

UK

BRANC
H
in

its

capacity

as

facility

agent

(the
" Facility Agent ");
(6)
CITIBANK,

N.A
.
in

its

capacity

as

dollar

swingline

agent

(the

"
Dollar

Swingline
Agent "); and
(7) CITIBAN K
EUROPE PLC,

UK

BRANC
H
in its capacity as

euro swingline

agent
(the "
Euro

Swingline Agent
").
IT IS AGREED as follows:
1. DEFINITIONS AND INTERPRETATION
1.1 Definitions
In this Agreement:
"
Amended

and

Restated

Facility

Agreement
"

means

the

Original

Facility
Agreement, as amended and restated by this Agreement.
" Effective Date
" means the

date on

which the

Facility Agent

confirms to

the

Original Lenders
and

ABB

that it

has received

each of

the documents

and other

evidence listed i
n Schedule 2
(
Conditions

Precedent
)

in

a

form

and

substance

satisfactory

to

the

Facility

Agent.
"
Guarantee

Obligations
"

means

the

guarantee

and

indemnity

obligations

of

the
Guarantor contained in the Original

Facility Agreement.
"
Original

Facility

Agreement
"

means

th
e
$2,000,000,000

multicurrency

revolving credit
agreement dated

16 December 2019 between,

among others, ABB, the

Original

Borrowers,

the
Agents,

th
e Mandate d Lea d Arranger s
and

th
e Origina l Lender s
as

amended

and/or
supplemented from time to time

prior to the date

of this Agreement.
1.2 Incorporation of defined terms
(a)

Unless

a

contrar
y
indication

appears,

a

term

defined

in

the

Original

Facility
Agreement has the same meaning in this Agreement.
10250237317-v15

70-41048667

(b)

The principles of construction

set out in the Original Facility Agreement shall
have effect as if set out in this Agreement.
1.3 Clauses
In

this Agreement

any reference to

a "Clause" or a

"Schedule" is,

unless the context otherwise
requires, a reference to a Clause in or a

Schedule to this Agreement.
1.4 Third party rights
A person who is not a party

to this Agreement

has no right under

the Contracts (Rights
of

Third

Parties)

Act

1999

to

enforce

or

to

enjoy

the

benefit

of

any

term

of

this
Agreement.
1.5 Designation
In

accordance

with

the

Original

Facility

Agreement,

each

o
f AB B
and

th
e Facility Agent
designates this Agreement as a Finance Document.
2. REPRESENTATIONS
Each of the representations set out in clause

19.16 (
Repetition ) of the Original Facility
Agreement are deemed to be made by each

Obligor (as applicable) (by

reference

to the facts and
circumstances then existing) on:
(a)

the date of this Agreement; and
(b)

the Effective Date,
and

references to

"the

Finance

Documents" in

each

of

the

representations

referred

to above
should be construed as references

to this Agreement and to the Original

Facility Agreement

and

on

the Effective

Date,

to

the

Amended and

Restated Facility

Agreement.
3. RESTATEMENT

With effect from the Effective Date the Original Facility

Agreement shall be

amended
and restated so that it

shall be read and

construed for all purposes

as set out in

Schedule

3
(
Amended and Restated

Facility Agreement
).
4.
CONTINUITY AND FURTHER

ASSURANCE
4.1 Continuing obligations
The

provisions of the Original Facility

Agreement and

the

other Finance Documents (including
for the

avoidance of doubts

any Extension Request)

shall, save as amended

by this

Agreement,
continue in full force and effect.
4.2
Confirmation of Guarantee

Obligations
For

the

avoidance

of

doubt
, th e
Guarantor

confirms

for

the

benefit

of

the

Finance
Parties

that

all

Guarantee

Obligations

owed

by

it

under

the

Amende
d
and

Restated
10250237317-v15

70-41048667

Facility

Agreement

shall

(a) remain

in

full

force

and

effect

notwithstanding

the

amendments

referred

to

in

Clause 3

(
Restatement
)

and

(b)

extend

to

any

new
obligations assumed by

any Obligor under the Finance Documents as a result

of this Agreement
(including,

but

not

limited

to,

under

the

Amende
d
and

Restate
d Facility Agreement).
4.3 Further assurance
Each

Obligor,

shall,

at

the

request

of

th
e Facilit y
Agent

and

at

such

Obligor's

own
expense,

do

all

such

acts

and

things

necessary

or

desirable

to

give

effect

to

the
amendments effected or to be effected pursuant to this Agreement.
5. COSTS AND EXPENSES
5.1 Transaction expenses
AB B
shall

promptly

on

demand

pay

th
e
Facility

Agen
t
the

amount

o
f
all

costs

and expenses
(including legal fees) reasonably and

directly incurred by the

Facility

Agent in

connection

with

the

negotiation,

preparation,

printing

and

execution

of

this Agreement

and

any

other
documents referred to in this Agreement.
6. MISCELLANEOUS
6.1 Incorporation of terms
The

provisions

of

clause

31

(
Notices
),

clause 33

(
Partial

invalidity
),

clause

34
(
Remedies

an
d waivers
)

and

clause 3
9 ( Enforcement
)

of

th
e
Amended

and

Restated Facility
Agreement shall be

incorporated into this

Agreement as

if set out in

full in this

Agreement and

as
if

references in

those clauses to "this Agreement" or

"the Finance Documents" are references to
this Agreement.
6.2 Counterparts
This Agreement

may be executed in any number

of counterparts, and this has

the same effect as
if the signatures

on the counterparts were

on a single copy of this Agreement.
7. GOVERNING LAW
This

Agreement

and

any

non-contractual obligations

arising

out

of

or

in

connection
with it are governed by English law.
This

Agreement

has

been

entered

into

on

the

date

stated

at

the

beginning

of

this
Agreement.
10250237317-v15

70-41048667

SCHEDULE 1
THE OBLIGORS
Names of Original Borrowers

Jurisdiction of incorporation
ABB Finance B.V.

Netherlands
ABB Treasury Center (USA),

Inc.

Delaware, United States

of America
Name of Guarantor

Jurisdiction of incorporation
ABB Ltd

Switzerland
10250237317-v15

70-41048667

SCHEDULE 2
CONDITIONS

PRECEDENT
1. Corporate Documents
(a)

A copy of the constitutional documents of each Obligor (being, in the case of
ABB

Finance

B.V.

,

a

copy

of

the

articles

of

association

(
statuten
)

and

deed

of
incorporation

(
oprichtingsakte
),

as

well

as

an

extract

(
uittreksel
)

from

the

Dutch
Commercial

Register

(
Handelsregister
))

or

a

certificate

of

an

authorised
signatory of

each relevant

Obligor certifying

that the

constitutional documents

previously
delivered

to

the

Facility

Agent

for

the

purposes

of

the

Original Facility Agreement
have not been amended and remain in full force and

effect.
(b)

A copy of a resolution of the board of directors of each

Obligor (if applicable) or,

in

the
case

of

ABB

Finance

B.V.,

a

copy

of

a

resolution

of

the

board

of

managing directors
( directie
) or,

in the case

of ABB, a

copy of an

excerpt of the minutes

of,

or

a

circular
resolution of,

a meeting

of

the

board

of

directors of ABB:
(i)

approving

the

terms

of,

and

the

transactions

contemplated

by,

this
Agreement and the execution of this Agreement;
(ii)

authorising a specified person or persons to execute

this Agreement on
its behalf;
(iii)

(other than

in relation

to ABB)

authorising a

specified person

or persons,
on

its

behalf,

to

sign

and/or

despatch

all

documents

and

notices

(including,
if

relevant,

any

Utilisation

Requests)

to

be

signed

and/or despatched by

it
under or in connection with

this Agreement; and
(iv)

in

the

case

of

ABB

Finance

B.V.,

confirming

that

no

works

council
( ondernemingsraad
) or central or European

works council (
centrale of Europese
ondernemingsraad
)

has

been

installed

with

jurisdiction

(and

the

authority

to
render

advice)

in

respect

of

ABB

Finance

B.V.

and/or

the

transactions
contemplated by

this Agreement,

that no

action has

been

taken for the installation
of such works council and no request for such a

works

council

to

be

installed
has

bee
n
made

and

that

such

works council is

otherwise not

required to

be
installed pursuant to the Works Council Act (
Wet

op de ondernemingsraden
).
(c)

A specimen of

the signature

of each person

authorised by

the resolution

referred
to in paragraph (b) above.
(d)

A copy of a good standing certificate (including verification of tax status)

with
respect to ABB Treasury Center (USA),

Inc., issued as of a

recent date by the Secretary

of

State

or

other

appropriate

official

of

its

jurisdiction

of

incorporation.
(e)

A

certificate

of

an

authorised

signatory

of

the

relevant

Obligor

certifying

without
personal

liabilit
y
that

each

copy

documen
t
relating

to

it

specified

in
10250237317-v15

70-41048667

paragraphs 1(a) to 1(d) (as relevant) of this

Schedule 2 is correct, complete

and in full
force and effect as at a date no earlier than the date of this Agreement.
2. Legal Opinions
(a)

A legal opinion of Clifford Chance LLP, legal advisers to the Mandated Lead Arrangers and the Agents

in England,

substantially in

the form distributed to the Original Lenders
prior to signing this Agreement.
(b)

A

legal

opinion

of

Clifford

Chance

LL
P,
Amsterdam,

legal

advisers

to

the

Mandated

Lead

Arranger

and

the

Agents

in

the

Netherlands

in

the

form approved by

the
Facility Agent.
(c)

A legal opinion of Freshfields Bruckhaus

Deringer US LL
P, United States legal advisers
to

ABB

Treasury

Center

(USA),

Inc.

in

the

form

approved

by

the

Facility Agent.
(d)

A legal

opinion of

Niederer Kraft

Frey Ltd,

legal advisers

to the

Mandated Lead

Arrangers
and the Agents in Switzerland

in the form approved

by the Facility Agent.
10250237317-v15

70-41048667

SCHEDULE 3
AMENDED AND RESTATED

FACILITY AGREEMENT
10250237317-v15

70-41048667

CLIFFORD CHANCE LLP
EXECUTION

VERSION
ABB LTD
CERTAI

N

SUBSIDIARIES OF ABB

LTD AS
BORROWERS
WITH
THE MANDATED LEAD ARRANGERS
WITH
CITIBANK

EUROPE PLC, UK

BRANCH AS
FACILITY AGENT
AND EURO SWINGLINE AGENT
AND
CITIBANK, N.A
AS DOLLAR SWINGLINE AGENT
$2,000,000,000
MULTICURRENCY REVOLVING CREDIT
AGREEMENT
DATE

D

16 DECEMBER

2019
AS AMENDED AND RESTATED
ON 16 FEBRUARY 2023
10250237000-v15

70-41048667

CONTENTS
Clause

Page
1.

Definitions and Interpretatio
n ...................................................................................
.

2
2.

The Facilit
y
.............................................................................................................

28
3.

Purpose....................................................................................................................

33
4.

Conditions of Utilisation..........................................................................................

33
5.

Utilisation................................................................................................................

35
6.

Optional Currencies.................................................................................................

37
7.

Repayment ..............................................................................................................

39
8.

Prepayment and Cancellation...................................................................................

40
9.

Interest ....................................................................................................................

46
10.

Interest Periods........................................................................................................

48
11.

Changes to the Calculation of Interest......................................................................

48
12.

Fees.........................................................................................................................

50
13.

Tax Gross Up and Indemnities.................................................................................

52
14.

Increased Costs........................................................................................................

58
15.

Other Indemnities....................................................................................................

61
16.

Mitigation by the Lenders........................................................................................

62
17.

Costs and Expenses .................................................................................................

63
18.

Guarantee and Indemnity.........................................................................................

63
19.

Representations

.......................................................................................................

67
20.

Information Undertakings........................................................................................

70
21.

General Undertakings..............................................................................................

73
22.

Events of Default.....................................................................................................

76
23.

Changes to the Lenders............................................................................................

80
24.

Confidentiality of Funding Rate
s
.............................................................................

86
25.

Changes to the Obligors...........................................................................................

87
26.

Role of the Agents and the Mandated Lead Arrangers.............................................
.

89
27.

Conduct of Business by the Finance Parties.............................................................

99
28.

Sharing among the Lenders....................................................................................

100
29.

Payment Mechanics...............................................................................................

102
30.

Set-Off ..................................................................................................................

106
31.

Notice
s
..................................................................................................................

106
32.

Calculation and Certificates...................................................................................

109
33.

Partial Invalidity....................................................................................................

110
34.

Remedies and Waivers

..........................................................................................

110
10250237000-v15
- i -
70-41048667

35.

Amendments and Waivers .....................................................................................

110

36.

Bail-in ...................................................................................................................

114

37.

Counterparts..........................................................................................................

116

38.

Governing Law......................................................................................................

117

39.

Enforcement..........................................................................................................

117

Schedule 1 ........................................................................................................................

118
Part I The Original Lenders...............................................................................................

118

Part II The Dollar Swingline Lenders................................................................................

119

Part III The Euro Swingline Lenders .................................................................................

120

Part IV The Original Obligors...........................................................................................

121

Schedule 2 Conditions Precedent.......................................................................................

122

Part I Conditions Precedent...............................................................................................

122

Part II Additional Borrower Conditions Precedent.............................................................

124

Schedule 3 Utilisation Request..........................................................................................

126

Schedule 4 Form of Transfer Certificate............................................................................

127

Schedule 5 Timetables ......................................................................................................

129

Schedule 6 Form of Borrower Accession Letter ................................................................

131

Schedule 7 Form of Resignation Letter..............................................................................

132

Schedule 8 Material Subsidiaries.......................................................................................

133

Schedule 9 Form of Increase Confirmation........................................................................

134

Schedule 10 Reference Rate Terms ...................................................................................

136

Part I A Dollars – Term Rate Advances.............................................................................

136

Part I B Dollars – Compounded Rate Advances.................................................................

140

Part II Sterling...................................................................................................................

144

Part III Swiss Francs .........................................................................................................

147

Part IV Euro......................................................................................................................

151

Schedule 11 Daily Non-Cumulative Compounded RFR Rate ...........................................

153

Schedule 12 Cumulative Compounded RFR Rate..............................................................

155

10250237000-v15
- ii -
70-41048667

THIS

AGREEMENT

is

dated

16

December

2019

("
the

date

of

this

Agreement
") ,
as

amended
and restated

pursuant to an

amendment and

restatement agreement

dated 16 February

2023 and made
BETWEEN :
(1)
ABB

LTD
, a
company

incorporated

in

Switzerland

whose

registered

office

is

at
Affolternstrasse 44, CH-8050 Zurich, Switzerland

("
ABB " or the " Guarantor ");
(2)
THE SUBSIDIARIES

OF ABB
listed in

Part IV

of Schedule

1 (
The Original

Obligors
)
as original borrowers (the " Original Borrowers ");
(3)
CITIGROUP GLOBAL

MARKETS LIMITED
,
BANK OF

AMERICA EUROPE
DESIGNATED

ACTIVITY

COMPANY
,
BARCLAYS

BANK

PLC
, BNP
PARIBAS

(SUISSE)

SA
,
CA

INDOSUEZ

(SWITZERLAND)

SA
, CREDIT
SUISSE

(SWITZERLAND)

LTD.
,
DEUTSCHE

BANK

LUXEMBOURG

S.A.
,
GOLDMAN

SACHS

BANK

USA
,
HSBC

BANK

PLC
,

ING

BANK

N.V.,
AMSTERDAM ,
LANCY/GENEVA

BRANCH
,
J.P.

MORGAN

SECURITIES
PLC ,
NORDEA

BANK ABP
, FILIAL I SVERIGE , BANCO SANTANDER, S.A. , STANDARD
CHARTERED BANK ,
SKANDINAVISKA

ENSKILDA BANKEN
AB

(PUBL) ,
SOCIÉTÉ

GÉNÉRALE

S.A.

FRANKFURT

BRANCH,

UBS
SWITZERLAND

AG
,

UNICREDIT

BANK

AG
,
CHINA

CONSTRUCTION
BANK

CORPORATION
,

BEIJING ,
SWISS

BRANCH

ZURICH

in

their
respective capacities as mandated lead arrangers

(the "
Mandated Lead Arrangers ");
(4)
THE

FINANCIAL

INSTITUTION
S
listed

i
n
Part

I

to

Part

II
I o f
Schedule

1 (
The Original
Lenders
)

in

their

respective

capacities

as

original

lenders

(the

"
Original Lenders ");
(5) CITIBAN K
EUROPE

PLC,

UK

BRANC
H
in

its

capacity

as

facility

agen
t (the
" Facility Agent ");
(6)
CITIBANK,

N.A
.
in

its

capacity

as

dollar

swingline

agent

(the

"
Dollar

Swingline
Agent "); and
(7) CITIBAN K
EUROPE PLC,

UK

BRANC
H
in its capacity as

euro swingline

agent
(the "
Euro

Swingline Agent
").
10250237317-v15

70-41048667

IT IS AGREED as follows:
SECTION

1
INTERPRETATION
1. DEFINITIONS AND INTERPRETATION
1.1 Definitions
In this Agreement:
" Acquisition
" means the

acquisition by any Group Company of

any person not already being

a
Group

Company

and

which, upon

completion of

the

acquisition,

becomes

a Group Company.
" Additional Borrower
" means any wholly

owned Subsidiary

of ABB that has

become

an
Additional Borrower in accordance with Clause

25.2 (
Additional Borrowers ).
"
Additional

Business

Day
"

means

any

day

specified

as

such

in

the

applicable
Reference Rate Terms.
" Advance
" means

an advance

made or

to be

made

under

the Facility

(including,

unless

the

context

otherwise

requires,

a

Swingline

Advance)

or

the

principal

amount

outstanding for the time
being of that advance.
" Affiliate
" means, in relation to

any person, a Subsidiary of that person or

a Holding Company
of that person or any other Subsidiary of

that Holding Company.
" Agents
" means

the Dollar

Swingline Agent,

the Euro

Swingline Agent

and the

Facility Agent,
and " Agent
" means, as the context may require,

any of them.
" Agreed Jurisdiction
" means

any of the

United States of America,

Switzerland, any country

that
is,

at

the time

the

notice

requesting

the

additional Borrower

is

submitted, a

member

of

the
European

Union

(other

than

Cyprus,

Estonia,

Latvia
, Lithuania, Slovakia and Slovenia) and
any other country approved by all the Lenders.
" Amendment and Restatement Agreement
" means the amendment and restatement

agreement
dated

16

February

2023

between,

among

others,

ABB

and

the

Facility

Agent.
" Authorisation
"

means

an

authorisation,

consent,

approval,

resolution,

licence,
exemption, filing or registration.
"
Availability

Period
"

means

the

period

from

the

date

of

this

Agreement

up

to

and
including the date falling one

week before the Termination Date.
" Available Commitment
" means a Lender's

Commitment minus:

(a)

the

Base

Currency

Amount

of

its

participation

in

any

outstanding

Advances
(including any Separate Advances); and
10250237317-v15

70-41048667

(b)

in

relation

to

any

proposed

Utilisation,

the

Base

Currency

Amount

of

its
participation

in any

Advances

that are

due to

be made

on or

before the

proposed

Utilisation
Date,
other than, in either case, that Lender's participation

in any Advances that

are due to

be repaid or
prepaid on or before the

proposed Utilisation Date.
"
Available

Dollar

Swingline

Commitment
"

means

a

Dollar

Swingline

Lender's

Dollar
Swingline Commitment minus:
(a)

the

Base

Currency

Amount

of

its

participation

in

any

outstanding

Dollar
Swingline Advances; and
(b)

in relation to any proposed Utilisation by way of a

Dollar Swingline Advance,
the

Base

Currency

Amount

of

its

participation

in

any

Dollar

Swingline
Advances that are due to be made on or

before the proposed

Utilisation Date,
other

than, in

either case,

that Dollar

Swingline

Lender's participation

in any

Dollar

Swingline
Advances

that

are

due

to

be

repaid

or

prepaid

on

or

before

the

proposed

Utilisation Date.
"
Available Dollar Swingline

Facility
" means the aggregate

for the time being

of each

Dollar
Swingline Lender's Available Dollar Swingline Commitment.
"
Available

Euro

Swinglin
e Commitment
"

means a

Euro

Swingline

Lender's

Euro
Swingline Commitment minus:
(a)

the

Base

Currency

Amount

of

its

participation

in

any

outstanding

Euro
Swingline Advances; and
(b)

in

relation

to any proposed Utilisation by way of a

Euro Swingline

Advance,
the Base

Currency Amount

of its participation

in any Euro

Swingline Advances

that are
due to be made on or before

the proposed Utilisation Date,
other

than,

in

either

case,

that

Euro

Swingline

Lender's

participation

in

any

Euro

Swingline
Advances

that

are

due

to

b
e
repaid

or

prepaid

on

or

before

the

proposed

Utilisation Date.
"
Available Euro Swingline

Facility
" means the aggregate for the time

being of each Euro
Swingline Lender's Available Euro Swingline Commitment.
" Available Facility
" means

the aggregate for

the time

being of

each Lender's

Available
Commitment.
" Base Currency " means Dollars.
"
Base

Currency

Amount
"

means,

in

relation

to

an

Advance,

the

amount

specified

in

the
Utilisation

Request

delivered

by

the

relevant

Borrower

for

that

Advance

(or,

if

the

amount
requested is not denominated

in the Base

Currency, that amount

converted

into the Base

Currency
at the Facility

Agent's Spot Rate

of Exchange on

the date which

is 3 Business

Days

before

the
Utilisation Date

or,

if

later,

on

the

date

the

Facility

Agent
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receives the

Utilisation Request)

adjusted to reflect any

repayment or

prepayment of the
Advance.
" Baseline CAS
" means, in relation to a Compounded

Rate Advance in a Compounded

Rate
Currency, any rate which is either:
(a)

specified as such in the applicable Reference Rate

Terms; or
(b)

determined by the relevant Agent (acting on the instructions of all the Lenders)
(or by any

other Finance Party

which agrees

to determine that

rate in place

of tha
t Agent)
in

accordance

with

the methodology

specified in

the

applicable

Reference Rate

Terms.
"
Basic

€STR
"

means,

in

relation

to

any

da
y
during

an

Interest

Period

for

a

Euro

Swingline
Advance, €STR

for the

first day

of that

Interest

Period and

if that rate

is less

than zero,

Basic €STR
shall be deemed to be zero.
"
Borrower

Accession

Letter
"

means

a

letter

substantially

in

the

form

set

out

in
Schedule 6 ( Form of Borrower Accession Letter ).
" Borrowers
" means each

Original Borrower

and each

Additional Borrower,
provided that it has
not been released from its rights

and obligations under this Agreement

in

accordance

with Clause
25.3 ( Resignation of a Borrower ).
" Break Costs
" means the

amount (if any)

specified as such in the

applicable

Reference

Rate
Terms.
" Business Day " means:
(a)

in

relation

to

a

Dollar

Swingline

Advance

a

day

(other

than

a

Saturday

or

a
Sunday) on which banks

are open for general business

in New York;
(b)

in relation to any

Advance

(not being a Dollar

Swingline Advance) a day (other
than

a

Saturday

or

Sunday)

on

which

banks

are open

for

general

business

in London,
and:
(i)

(in relation to any date

for payment or purchase of

a currency

other than
Euro) the principal financial centre of the country

of that currency;
(ii)

(in relation to any date for payment or purchase

of Euro) any TARGET
Day; or
(iii)

(in relation to:
(A)

the

fixing

of

an

interest

rate

in

relation

to

a

Term

Rate

Advance;

(B)

any

date

for

payment

or

purchase

of

an

amount

relating

to

a
Compounded Rate Advance; or

(C)

the

determination of

the

first day or

the last day

of

an Interest
Period for

a Compounded

Rate

Advance, or

otherwise in

relation to the
determination

of the length of such an Interest Period),
10250237317-v15

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which is

an Additional

Business Day

relating to that

Advance

or Unpaid

Sum;
and
(c)

for all

other purposes, a day

(other than a Saturday or Sunday)

on which banks
are open for general business in London.
" Capital Markets Issuer
" means a Group Company whose

primary functions within
the

Group

are:

(i)

the

issuance

of

bonds,

commercial

paper

and/or

other

debt

instruments;
and/or (ii)

supporting the

intra-Group funding

arrangements and

treasury operations

of the

Group.
" Central Bank Rate
" has the meaning given to that

term in the applicable Reference Rate
Terms.
"
Central Bank Rate

Adjustment
" has

the meaning

given to

that term

in the

applicable
Reference Rate Terms.
" Clean-Up Period
" means, in

relation to

an Acquisition,

the

period commencing

on

the date
such Acquisition

completes

and ending on the date falling 180 days later.
" Code
" means the US Internal Revenue

Code of 1986.
" Commitment " means:
(a)

in relation to an Original Lender, the amount in the

Base Currency set

opposite
its

name

under

the

heading

"
Commitment
"

i
n Part I o f
Schedule

1 ( The Original
Lenders
)

and

the

amount

of

any

other

Commitment

transferred

to

it

under

this
Agreement or assumed

by it in

accordance with Clause 2.2

(
Increase of Commitments );
and
(b)

in relation to

any other

Lender, the amount

of any

Commitment transferred

to it

under this
Agreement or assumed by

it in accordance with

Clause 2.2 (
Increase of Commitments ),
to the extent not cancelled, reduced or transferred by

it under this Agreement.
" Compounded Rate Advance
" means any Advance

(not being a Swingline

Advance) or, if
applicable, Unpaid Sum which is not a Term Rate Advance.
"
Compounded

Rate

Currency
"

means

any

currency

which

is

not

a

Term

Rate
Currency.
" Compounded Rate Interest Payment
" means the aggregate amount of interest

that:

(a)

is, or is scheduled to become, payable under any

Finance

Document; and
(b)

relates to a Compounded Rate Advance.
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"
Compounded

Reference

Rate
" means, in relation

to any RFR Banking

Day during the Interest
Period

of
a
Compounded

Rate

Advance,

the

percentage rat
e
per

annum

which is the aggregate
of:
(a)

the Daily Non-Cumulative Compounded

RFR Rate for that RFR Banking Day;
and
(b)

the applicable

Baseline CAS or Fallback CAS (if any).
"
Compounding

Methodology

Supplement
"

means, in

relation

to

the

Daily

Non-

Cumulative
Compounded

RFR

Rat
e
or

the

Cumulative

Compounded

RFR

Rate,

a

document which:
(a)

is agreed in writing by ABB, each Agent

(in its own capacity) and each Agent
(acting on the instructions of the Majority Lenders);
(b)

specifies a calculation methodology for

that rate; and
(c)

has been made available to ABB and each Finance Party.
"
Cumulative

Compounded

RFR

Rate
"

means,

in

relation

to

an

Interest

Period

for

a
Compounded Rate Advance,

the percentage rate per annum determined

by the relevant

Agent (or
by

any

other

Finance

Party

which

agrees

to

determine

that

rate

in

place

of

tha
t
Agent)

in
accordance

with

the methodology set out

i
n
Schedule

1
2 ( Cumulative Compounded RFR Rate )
or in any relevant Compounding Methodology

Supplement.
"
Daily

Non-Cumulative

Compounded

RFR

Rate
"

means,

in

relation

to

any

RFR Banking

Day

during

an

Interest

Period

for

a

Compounded

Rate

Advance,

the
percentage rate per

annum determined

by the

relevant Agent

(or by

any other

Finance

Party which
agrees to determine

that rate in

place of

that Agent) in

accordance

with the

methodology set out

in
Schedule

11

(
Daily

Non-Cumulative Compounded RFR

Rate
) or in

any relevant

Compounding
Methodology Supplement.
" Daily Rate
" means the rate

specified as such in the

applicable Reference Rate Terms.

"
Default "
means an

Event of

Default

or any

event or

circumstance

specified

in Clause

2
2 ( Events of Default )
which

(with

the

expiry

of a

grace

period

or

the

giving

of

any notice specified

in Clause

22
( Events of Default )) would be an Event of Default.
" Defaulting Lender " means any Lender:
(a)

which has

failed to

make its

participation in

an Advance

available or

has notified
the Facility

Agent that it

will not

make its

participation in an

Advance available by the
Utilisation Date of

that Advance in

accordance with Clause

5.4 (
Lenders' participation );
(b)

which has otherwise rescinded or repudiated a Finance

Document; or
(c)

with respect to which

an Insolvency Event has occurred and is continuing, unless,

in the
case of paragraph (a) above:
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(i)

its failure to pay is caused by:
(A)

administrative or technical error; or
(B)

a Disruption Event,
and payment is made within 3 Business Days of its due

date; or
(ii)

the Lender is disputing in

good

faith whether

it is contractually

obliged
to make the payment in question.
" Disruption Event " means either or both of:
(a)

a material disruption

to those payment or communications

systems or to those
financial

markets

which

are,

in

each

case,

required

to

operate

in

order

for

payments
to

be made

in

connection with

the

Facility

(or

otherwise in

order for

the

transactions
contemplated

by

the

Finance

Documents

to

be

carried

out) which

disruption

is

not
caused

by,

and

is

beyond

the

control

of,

any

of

the

Parties; or
(b)

the occurrence of

any other

event which results

in a disruption

(of a technical

or

systems-
related

nature)

to

the

treasury

or

payments

operations

of

a

Party preventing that, or
any other Party:

(i)

from performing its

payment obligations

under

the Finance Documents;
or

(ii)

from communicating with

other Parties in accordance

with the terms of
the Finance Documents,

and which (in either such case) is not caused by, and is beyond the control of, the Party whose operations are disrupted.
" Dollar Swingline Advance
" means any advance

made or to be

made under the Dollar
Swingline

Facility

pursuant to

a Utilisation

Request under

Claus
e 5. 5 (
Delivery

of

a
Utilisation Request for a Swingline

Advance
).
" Dollar Swingline Commitmen t" means:
(a)

in

relation

to

an

Original

Lender

which

is

a

Dolla
r
Swingline

Lender,

the
amount

set

opposite

its

name

under

the

heading

"
Dollar

Swingline
Commitment
" in Part II of Schedule

1 (
The Dollar Swingline Lenders ) and the amount
of

any

other Dollar

Swingline Commitment

transferred to

it

under this

Agreement

or

assumed

by

it

in

accordance

with

Clause

2.2

(
Increase

of
Commitments ); and
(b)

in

relation

to

any

other Dollar

Swingline Lender,

the

amount

of

any

Dollar

Swingline
Commitment transferred to it under this Agreement or assumed by it in accordance with
Clause 2.2 ( Increase of Commitments ),
to the extent not cancelled, reduced or transferred by

it under this Agreement.
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70-41048667

"
Dollar

Swingline

Facility
"

means

the

dollar

swingline

facility

forming

part

of

the

Facility
as described in paragraph (a) of Clause

2.1

(
The Facility ).
" Dollar Swingline Lender " means:
(a)

any Original

Lender whose name is set out in Part

II of Schedule 1 (
The Dollar
Swingline Lenders ); and
(b)

any bank which has become

a Party as a

Lender in accordance with Clause 2.2
( Increase of Commitments
) or Clause

23 (
Changes to the

Lenders
) and to whom

a

Dollar
Swingline

Commitment

has

been

transferred

or

by

whom

a

Dollar

Swingline
Commitment has been assumed,
which in each case has not ceased

to have a Dollar Swingline Commitment.
" Dollar Swingline Rate
" means, at any time,

the higher of:
(a)

the Prime

Rate; and
(b)

the Federal Funds Effective Rate plus 0.50 per

cent. per annum.
" Dutch Borrower
" means ABB Finance B.V.

and any Additional Borrower which

is
incorporated or established in The

Netherlands.
"
Economic

Sanctions

Laws
"

means

economic

or

trade

sanctions

laws

and

regulations

as
announced

and

adopted

by the

Sanctions

Authorities (including,

but

not

limited

to,

the

Iran

Sanctions

Act,

as

amended

by

the

Comprehensive

Iran

Sanctions,

Accountability

and
Divestment Act of 2010, and by

any further

amendments thereto (the Iran Sanctions Act)).
"
Environmental

Law
"

means

any

applicable

law

in

any

jurisdiction

in

whic
h any Group
Company conducts

business which

relates to

the pollution

or protection

of

the environment

or
harm to or the protection

of human health

or the health

of animals or plants.
" ERISA
" means the Employee Retirement Income Security Act of 1974 of the United

States of
America and the regulations promulgated

and the rulings issued thereunder.
" €STR
" means, in relation to any day the

applicable Screen Rate for that day.
" EURIBOR
" means,

in relation

to any

Advance

(other

than a

Euro

Swingline Advance)
in Euro, the Primary Term Rate specified in the Reference

Rate Terms for Euro.
" Euro Swingline Advance
" means any

advance

made or to be

made under the Euro

Swingline
Facility

pursuant

to

a

Utilisation

Request

under

Claus
e 5. 5 (
Delivery

of

a
Utilisation Request
for a Swingline Advance ).
" Euro Swingline Commitment " means:
(a)

in relation to an Original Lender

which is a

Euro Swingline Lender, the amount
(in

the

Base

Currency)

set

opposite

its

name

under

the

heading

"
Euro

Swingline
Commitment " in Part III of Schedule 1 (
The Euro Swingline

Lenders
) and the
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amount of any other Euro Swingline Commitment transferred to it under

this

Agreement

or

assumed

by

it

in

accordance

with

Clause

2.2

(
Increase

of
Commitments ); and
(b)

in

relation

to

any

other

Euro

Swingline

Lender,

the

amount

of

any

Euro

Swingline
Commitment transferred to it under this Agreement or assumed by it in accordance with
Clause 2.2 ( Increase of Commitments ),
to the extent not cancelled, reduced or transferred by

it under this Agreement.
"
Euro

Swingline

Facility
"
means

the

euro

swingline

facility

forming

part

of

the

Facility
as described in paragraph (b) of Clause 2.1

(
The Facility ).
" Euro Swingline Lender " means:
(a)

any Original Lender whose

name is set out in Part III of Schedule 1 (
The Euro
Swingline Lenders ); and
(b)

any bank which has become Party as a Lender in accordance with Clause

2.2
( Increase of Commitments ) or Clause 23 ( Changes to the Lenders
) and to whom a

Euro

Swingline

Commitment

has

been

transferred

or

by

whom

a

Euro Swingline
Commitment has been assumed,
which in each case has not ceased

to have a Euro Swingline Commitment.
" Euro Swingline Rate
" means the percentage rate per annum which is the aggregate of:
(a)

the Margin; and
(b)

Basic €STR.
"
Event of

Default
" means

any event

or circumstance specified

as such in

Claus
e 22 ( Events
of Default ).
"
Existing

Credit

Facility
"

means

the

US$2,000,000,000

multicurrency

revolving credit
facility made

available pursuant

to a

multicurrency revolving

facility

agreement dated

23 May
2014, as amended on 13 June 2014 and as amended

and restated from time to time.
" Existing Lender
" has

the meaning given

to that term

in Clause 23.1

(
Assignments

and
transfers
by the Lenders ).
" Extension Request
" means

a First

Extension Request

or a

Second Extension

Request.

"
Facility "
means

the loan

facility

made

available

under

this

Agreement

as

described in

Clause 2.1

(
The
Facility
) incorporating a dollar

swingline facility

and

a euro swingline

facility.
" Facility Agent's Spot Rate of Exchange " means:
(a)

the Facility Agent's spot rate of exchange; or
10250237317-v15

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(b)

(if the Facilit
y
Agent does not

have an

available spot rate

of exchange) any

other publicly
available spot rate of exchange

selected by the

Facility

Agent (acting reasonably

and in
consultation with

ABB),
for the purchase of the

relevant currency with the Base

Currency in the London foreign
exchange market at or about 11:00 a.m. on a particular

day.
" Facility Office
" means

the office

or

offices notified

by a

Lender to

the Facility

Agent

on or

before
the date it becomes a Lender (or,

following that date, by not less than 5

Business

Days'

notice)
as

the

office

or

offices

through

which

it

will

perform

its

obligations under this Agreement.
" Fallback CAS
" means, in relation to

an
y Advanc e
in

a Term

Rate Currency which becomes a
"Compounded Rate

Advance" for

its then

current Interest

Period pursuant

to a

Reference Rate
Supplement, any rate which is either:
(a)

specified as such in the applicable Reference Rate

Terms; or
(b)

determined by the relevant Agent (acting on the instructions of all the Lenders)
(or by any

other Finance Party

which agrees

to determine that

rate in place

of tha
t Agent)
in

accordance

with

the methodology

specified

in

the

applicable

Reference Rate

Terms.
" Fallbac k Interes t Period
"

means,

in

relation

to
a
Term

Rate

Advance,

the

period specified
as such in the applicable Reference Rate Terms.
" FATCA " means:
(a)

sections 1471 to 1474 of the Code or any associated regulations;
(b)

any

treaty,

law

or

regulation

of

any

other

jurisdiction,

or

relating

to

an
intergovernmental agreement between

the US and

any other jurisdiction,

which (in

either
case) facilitates the implementation of any law or regulation referred to in paragraph (a)
above; or
(c)

any agreement pursuant

to the implementation of

any treaty, law or regulation referred

to
in paragraphs

(a) or

(b) above

with the

US Internal Revenue

Service, the US

government
or

any

governmental

or

taxation

authority

in

any

other

jurisdiction.
"
FATCA

Application Date
" means:
(a)

in

relation to a

"withholdabl
e
payment" described in section

1473(1)(A)(i)

of
the Code

(which relates

to payments of

interest and

certain other payments

from sources
within the US), 1 July 2014; or
(b)

in relation to

a "passthru

payment" described

in section

1471(d)(7) of

the Code

not falling
within paragraph

(a) above, the first date from which

such payment may become subject
to a deduction

or withholding required by FATCA.
"
FATCA

Deduction
"

means

a

deduction

or

withholding

from

a

payment

under

a Finance
Document required by FATCA.
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"
FATCA

Exempt Party
" means a Party that is entitled to receive payments free from any
FATCA

Deduction.
"
Federal

Funds

Effective

Rate
" means ,
in

relation

to

any

day,

the

rate

per

annum

equal to
(a)

the weighted average of the rates on overnight Federal funds transactions with members of the

US Federal Reserve

System arranged

by Federal

funds brokers, as published

for
that day (or, if that day is not

a New York

Business Day, for the

immediately

preceding
New

York

Business Day)

by

the

Federal

Reserve

Bank of New York; or
(b)

if a rate is not so published for any day

which is a New York

Business Day, the average
of

the

quotations

for

that

day

on

such

transactions

received

by

the Dollar

Swingline

Agent from

three

Federal

funds

brokers

of

recognised

standing selected

by the

Dollar
Swingline Agent,
and if that rate is less than zero, Federal Funds Effective

Rate shall be deemed to be
zero.
" Fee Letter " means:
(a)

the fees letter dated on or around the date of this Agreement from the Original
Lenders to ABB,

the fees letter

dated on or

around the date

of this Agreement from the
Mandated Lead Arrangers

to ABB, the agency fees letter

dated on or

around

the

date

of
this

Agreement

from

the

Facility

Agent

to

ABB

and

the

swingline agency

fees letters
dated on or around the date of this Agreement from the Dollar Swingline

Agent and the
Euro Swingline

Agent respectively to ABB setting out

the fees referred

to in

Clause 12
( Fees ); and
(b)

any other

agreement setting

out fees

payable to

a Lender

referred to

in paragraph
(f) of Clause 2.2 ( Increase of Commitments ).
"
Finance

Document
"

means

this

Agreement,

the

Amendment

and

Restatement
Agreement ,
any

Fee

Letter
,
any

Extension

Request
,
any

Borrower

Accession

Letter,

any

Resignation

Letter,

any

Reference

Rate

Supplement,

any

Compounding
Methodology Supplement

and any other

document designated as such in

writing by the Facility
Agent and ABB.
"
Finance

Party
"

means

any

of

the

Agents,

th
e
Mandated

Lead

Arrangers

and

the Lenders.
"
First

Extension

Request
"

has

the

meaning

given

to

it

in

Claus
e 2. 3 ( Extension Option ).
" Funding Rate
" means any rate notified by a Lender

to the Facility Agent pursuant

to
paragraph (a)(ii)

of Clause 11.1 (
Market

disruption
).
" GAAP
"

means,

in

relation

to

a

company,

generally

accepted

accounting

principles

in

its

jurisdiction

of

incorporation,

US

GAAP

or

IFRS,

as

applied

by

ABB

in

its

consolidated
financial statements.
10250237317-v15

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" Group " means ABB and its Subsidiaries and " Group Company " means any one of them.
"
Historic Primary Te

rm Rate
" means, in relation to any Term

Rate

Advance made in Dollars,
the most recent

applicable Primary Term

Rate for a period

equal in length to the Interest Period
of that Advance

and which is as of a day which is no more

than three Additional Business Days
before the Quotation Day.
"
Holding

Company
"

means,

in

relation

to

a

company

or

corporation,

any

other company
or corporation in respect of

which it is a Subsidiary.
" IFRS
"

means

international

accounting

standards

as

issued

by

the

International
Accounting Standards Board.
" Impaired Agent " means an Agent at any time when:
(a)

it has failed to make (or has notified a Party that it will not make) a payment required

to

be made

by

it

under

the

Finance

Documents

by

the

due

date

for
payment;
(b)

it otherwise rescinds or repudiates a Finance

Document;
(c)

(if it is also a Lender)

it is a Defaulting Lender under

paragraph (a) or (b)

of the
definition of "Defaulting Lender"; or
(d)

an Insolvency Event has occurred and is continuing

with respect to it;
unless, in the case of paragraph

(a) above:
(i)

its failure to pay is caused by:
(A)

administrative or technical error; or
(B)

a Disruption Event; and

payment is made within 3 Business

Days of its due

date; or
(ii)

the relevant Agent is disputing in good faith whether it is contractually obliged to make the payment in question.
"
Increase

Confirmation
"

means

a

confirmation substantially

in

the

form

set

out

in
Schedule 9 ( Form of Increase Confirmation ).
"
Increase

Lender
"

has

th
e
meaning

given

to

that

term

in

Clause 2.
2 (
Increase

of
Commitments ).
" Indebtedness
"

means,

in

relation

to

a

person,

its

obligations

(whether

present

or future,
actual

or

contingent,

as

principal

or

surety)

for

the

payment

or

repayment

of

money (whether
in respect of interest, principal or otherwise)

incurred in respect of:
(a)

moneys borrowed;
(b)

any bond, note, loan stock, debenture or similar

instrument;
10250237317-v15

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(c)

any acceptance credit,

bill discounting, note

purchase, factoring

or documentary
credit facility

(or dematerialised equivalent);
(d)

any lease required under GAAP as at the date hereof to be treated as a finance
lease;
(e)

receivables sold or

discounted (other than

any receivables

to the extent

that they
are sold on a non-recourse basis);
(f)

any guarantee, bond, stand-by letter

of credit or other similar

instrument issued
in connection with the performance

of payment obligations;
(g)

any interest

rate or

currency swap

agreement or

any other

hedging or

derivatives
instrument

or

agreement

(and,

when

calculating

the

value

of

such

agreement(s)

or
instrument(s), only

the marked

to

market value

(or,

if any

actual

amount

is due

as

a

result

of

the

termination

or

close-out

of

such

agreement(s)

or instrument(s), that
amount) shall be taken into account);
(h)

any arrangement entered

into primarily as a method

of raising finance pursuant

to

which
any

asset

sold

or otherwise

disposed

of

by

that

person

is

or

may

be leased to

or

re-
acquired by

a Group

Company (whether

following the

exercise

of an

option or

otherwise);
or
(i)

any

guarantee,

indemnity

or

similar

insurance

against

financial

loss

given

in respect
of the obligation of any

person falling within any of paragraphs (a) to (h) above.
" Information Package
" means

the documents

concerning

the Group

prepared by

ABB

in relation
to

the

Facility

and

posted

on

the

Debtdomain site

titled

"ABB

Lt
d
–

Dec 2019"

up

to

and
including the date

of this Agreement.
" Insolvency Event
" in relation to a Finance Party means

that the Finance Party:
(a)

is dissolved (other than pursuant to a

consolidation, amalgamation or merger); (b)

is insolvent and under an insolvency, bankruptcy or governmental proceeding
or process:
(i)

that

is

not

directly

or

indirectly

undertaken

for

the

purpose

of
restructuring,

consolidating,

amalgamating,

merging,

rehabilitating

or
reorganising

that

Finance

Party

to

enable

that

Finance

Party

to

continue

its
business; and
(ii)

that is

not dismissed,

discharged, stayed

or restrained

in each

case within
30 days of its institution or presentation;
(c)

(except where such action

is directly or

indirectly undertaken for

the purpose of
restructuring,

consolidating,

amalgamating,

merging,

rehabilitating

or
reorganising

that

Finance

Party

to

enable it

to

continue

its

business)

institutes

or

has
instituted

against

it,

by

a

regulator,

supervisor

or

any

similar

official

with

primary

insolvency,

rehabilitative

or

regulatory

jurisdiction

over

it

in

the jurisdiction of its
incorporation or organisation or the

jurisdiction of its head or
10250237317-v15

70-41048667

home office, a proceeding seeking a judgment of insolvency or bankruptcy or any

other
relief

under

an
y
bankruptcy or

insolvency law or

other similar

law

affecting

creditors'
rights,

or

a

petition

is

presented

for

its

winding-up

or liquidation

by

it

or

such
regulator,

supervisor

or

similar

official

and

such

proceeding

or

petition

is

not
dismissed, discharged, stayed or

restrained in each case within 30

days of its

institution
or presentation;
(d)

(except

where

such

action

is

directly

or

indirectly

undertaken

for

the

purpose

of
restructuring,

consolidating,

amalgamating,

merging,

rehabilitating

or
reorganising

that

Finance

Party

to

enable

it

to

continue

its

business)

has

a resolution
passed for its winding-up,

official management or liquidation;
(e)

(except

where

such

action

is

directly

or

indirectly

undertaken

for

the

purpose

of
restructuring,

consolidating,

amalgamating,

merging,

rehabilitating

or
reorganising

that

Finance

Party to

enable it to

continue its

business) seeks or

becomes
subject

to

the

appointment

of

an

administrator,

provisional

liquidator,

conservator,
receiver, trustee, custodian or

other similar official for it or for all or substantially

all its
assets;
(f)

causes or

is subject to

any event

with respect

to it which,

under the applicable

laws of any
jurisdiction, has an analogous

effect to any

of the events

specified in paragraphs

(a) to (e)
above; or
(g)

takes any action in furtherance of,

or indicating its

consent to, approval of, or
acquiescence in, any of the foregoing

acts.
"
Interest

Period
"

means,

in

relation

to

an

Advance,

each

period

determined

in
accordance with Clause 10 ( Interest Periods
) and, in relation

to an Unpaid Sum, each period
determined in accordance with Clause 9.5 ( Default interest ).
"
Interpolated

Screen

Rate
"

means
,
in

relation

to

a

Screen

Rate for

any

Term

Rate Advance
not in Dollars,

the rate (rounded to the

same number of decimal

places as

the two relevant

Screen
Rates) which results

from interpolating on a linear

basis between:
(a)

the applicable Screen Rate for the longest period

(for which that Screen Rate

is
available) which is less than the Interest Period

of that Advance); and
(b)

the applicable Screen Rate for the shortest period

(for which that Screen

Rate is
available) which exceeds the Interest Period of that Advance, each as of the Quotation

Time

for the currency of that Advance.
" Lender " means:
(a)

any Original Lender; and
(b)

any bank which has become

a Party as a

Lender in accordance with Clause 2.2
( Increase of Commitments ) or Clause 23 (
Changes

to the Lenders
),
which in

each

case has

not ceased

to

be a Party in

accordance with

the terms of

this
Agreement.
10250237317-v15

70-41048667

" Lookbac k Period "
means

the

number

of

days

specified

as

such

in

the

applicable
Reference Rate Terms.
" Majority Lenders " means a Lender or Lenders:
(a)

whose

Commitments

aggregate

more

than

66⅔

per

cent.

of

the

Total
Commitments; or
(b)

if

the

Total

Commitments

have

been

reduced

t
o
zero,

whose

Commitments
aggregate

more

than

66⅔

per

cent.

of

the

Total

Commitments

immediately

before
the reduction.
" Margin
" means, at any time in relation to an Advance

(other than a Dollar

Swingline
Advance), 0.175 per cent.

per

annum.
"
Market

Disruption

Rate
" means the rate (if any) specified

as such in the applicable
Reference Rate Terms.
"
Material

Adverse

Effect
"

means

a

material

adverse

effect

on

the

ability

of

the Obligors
(taken

as

a whole)

to

perform their

payment obligations

under

the Finance Documents.
" Material Subsidiary " shall mean:
(a)

as at the

date of this

Agreement, each

Borrower and

any Subsidiary of

ABB that
is listed in Schedule 8 ( Material Subsidiaries ); and
(b)

at any time thereafter,
(i)

each Borrower; and
(ii)

any Subsidiary of ABB, that:
(A)

is

the

holding

company

of

a

country

(not

a

region)

and

that,

together
with

its Subsidiaries,

has combined

third party

revenues or

third

party
assets

in

excess

of

5

per

cent.

of

the

consolidated

revenues

or
consolidated total assets of the Group;
(B)

on

a

non-consolidated

(legal

entity)

basis

has

third

party

revenues
or

third

party

assets

in

excess

of

10

per

cent.

of

the consolidated
revenues or consolidated total assets

of the Group;
or
(C)

has

any

notes,

bonds,

debenture

stock,

loan

stock

or

other

securities
outstanding

to

non-Group

third

parties

and

in

respect

of

which

a

guarantee,

keep-well

agreement

or

other

credit support

has

been
provided by ABB,
10250237317-v15

70-41048667

provided always that :
(1)

the

term

"
revenues
"

shall

exclude

any

revenues
attributable

to

activities

classified

as

discontinued
operations in the consolidated financial statements of

the Group
and

the

term

"
assets
"

shall

exclude

any

assets classified as
held-for-sale or

as discontinued

operations in the consolidated
financial statements of the Group;
(2)

all

revenue

and

asset

figures

shall

be

prepared

in
accordance

with

generally

accepted

accounting
principles

used

in

preparation

of

the

consolidated

financial
statements of the Group;
(3)

"
third

party

revenues
"

shall

exclude

any

revenues

not
included

in

total

revenues

in

the

consolidated

income
statement of the Group;
(4)

"
third

party

assets
"

shall

exclude

any

assets

that

are

not
included in

total assets in

the consolidated balance

sheet of the
Group; and
(5)

all revenue

and asset

figures shall

be

for the

most recently
completed financial year of ABB.
" Month
" means

a

period

starting on

one

day

in a

calendar month and

ending on the
numerically corresponding day in the next

calendar month, except that:
(a)

(subject to paragraph (c) below) if the numerically corresponding day

is not a
Business Day,

that period shall end on the next

Business Day in that calendar month

in
which that period is to end if there is one, or if

there is not,

on the

immediately preceding
Business Day;
(b)

if there is

no numerically corresponding

day in

the calendar

month in which

that

period is
to end, that period shall end

on the last Business Day in that calendar

month; and
(c)

if an

Interest Period

begins on

the last

Business

Day of

a calendar

month, that

Interest
Period

shall

end

on

the

last

Business

Day

in

the

calendar

month

in

which

that Interest

Period
is to

end, subject

to adjustment

in accordance

with the

rules specified as Business

Day
Conventions in the

applicable Reference

Rate Terms.
The above rules will only

apply to the last Month of any period.
"
New

Lender
" has th e
meaning given to that

term

in

Claus
e 23. 1 (
Assignments

and
transfers
by the Lenders ).
" Obligors " means the Borrowers and the Guarantor.
"
Optional

Currency
"

means

a

currency

(other

than

the

Base

Currency)

which

complies
with

the

conditions

set

out

in

Claus
e 4. 3 (
Conditions

relating

to

Optional
Currencies ).
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70-41048667

" Original Financial Statements " means:
(a)

in relation

to ABB, the audited

consolidated financial statements

of the Group
for the financial year

ended 31 December 2018;
(b)

in relation to each Original Borrower,

its financial statements

for its financial
year ended 31 December 2018

(audited if available); and
(c)

in

relation

to

any

Additional

Borrower,

its

financial

statements

delivered
pursuant to Part II of

Schedule 2 (
Additional Borrower Conditions Precedent ) (audited
if available).
" Original Obligors
" means the Original Borrowers

and the Guarantor.
" Outstandings
" means the aggregate

of the Base Currency Amount

from time

to time of each of
the Advances.
"
Participating Member

State
" means any

member state

of the

European Union that

has

the

Euro
as its lawful

currency in accordance with

legislation of the European

Union relating to Economic
and Monetary Union.
" Party
" means a party to this Agreement and includes

its successors in title, permitted

assigns
and permitted transferees.
" Primary Te rm Rate
"

means

the

rate

specified as

such

in

the

applicable

Reference

Rate
Terms.
" Prime Rate
" means,

in respect

of any Dollar

Swingline Advance,

for any day, the

rate of

interest
per annum

announced

from time

to time

by the

Dollar Swingline

Agent to

be its

prime rate in
effect at its principal

office in New York City and if

that rate is

less

than zero, Prime

Rate shall be
deemed to be zero.
" Project Company " means any Subsidiary of ABB:
(a)

which is a single purpose company whose primary purpose is to invest in, lend
to or carry out a specific project or portfolio

of projects; and
(b)

none of whose liabilities to repay Project Finance Indebtedness are the subject
of

security

or

a

guarantee,

indemnity

or

any

similar

form

of

assurance,

undertaking
or support

by any

Group Company

save to

the extent

described in

the definition

of Project
Finance Indebtedness.
" Project Finance Indebtedness " means:
(a)

any

Indebtedness

of

a

Project

Company

incurred

to

finance

the

project
constituted

by

the

assets

and

business

of

such

Project

Company

or

any
Indebtedness

of

such

Project

Company

incurred

to

refinance

any

such
aforementioned Indebtedness; and
(b)

where neither the

persons

to whom such

Indebtedness is owed (whether or

not a Group
Company)

nor

any

other

person

shall

have

any

recourse

whatsoever

to

any

Group
Company (other than such Project Company)

for the repayment or
10250237317-v15

70-41048667

payment

of

any

sum

relating

to

such

Indebtedness

other

than

recourse

directly

or

indirectly

to

any

Group

Company

under

any

form

of

assurance

or undertaking,
which

recourse

(1)

is

limited

to

the

enforcement

of

any

share pledge granted by a
Group

Company

over

its

shares

in

such

Project

Company

or

the

enforcement

of

any
security

granted

over

a shareholder

loan

between

a

Group

Company and

such

Project
Company and/or (2) is limited to

a claim for damages

for

breach

of

an

obligation

(not
being a

payment obligation) of

the

person against

whom that

recourse is

available and/or
(3)

entitles the creditor for

that

Indebtedness

or

the

relevant

Project

Company,

upon
default

by

the

Project

Company

(or

in

other

circumstances

specified

in

the
documentation

relating to the project) to

require a payment to be

made (whether to or for
the benefit of

that creditor, the

Project Company

or another

person),
provided that
, in

the
case of (3),

where

that payment

is capable

of being

for an amount

which

is materia
l either
alone

or

as

a

percentage

of

the

Indebtedness

financing

that project, such recourse

is
capable of

being called on

only during the

period on

or prior

to practical

completion of

the
project or

of that

portion of

that project

being

financed by that Indebtedness; or
(c)

which

the

Majority

Lenders

shall

have

agreed

to

treat

as

Project

Finance
Indebtedness for the purposes

of this Agreement.
" Published Rate " means:
(a)

the Primary Term Rate for any Quoted Tenor; or
(b)

an RFR.
" Published Rate Replacement Event
" means, in relation to a

Published Rate:
(a)

the

methodology, formula

or other

means of determining tha
t Publishe d Rate
has, in the opinion of the Majority Lenders

and ABB, materially changed; or
(b)
(i)
(A)

the administrator

of that

Published

Rate or

its supervisor

publicly
announces that such administrator is insolvent; or
(B)

information is published in any order, decree, notice,

petition or
filing,

however

described,

or

filed

with

a

court,

tribunal,

exchange,

regulatory

authority

or

similar

administrative,
regulatory

or

judicial

body

which

reasonably

confirms

that

the
administrator of that Published

Rate is insolvent,
provided

that
,

in

each

case,

at

that

time,

there

is

no

successor
administrator to continue to provide

that Published

Rate;
(ii)

the administrator of that Published

Rate publicly

announces

that it has ceased or
will

cease,

to

provide

tha
t Publishe d
Rate

permanently

or indefinitely

and,
at

that

time,

there

is

no

successor

administrator

to continue to provide

that
Published Rate;
10250237317-v15

70-41048667

(iii)

the

supervisor

of

the

administrator

of

that

Published

Rat
e
publicly

announces
that

such

Published

Rate

has

been

or

will

be

permanently

or

indefinitely
discontinued;

(iv)

the administrator of

that Published Rate

or its supervisor announces

that
that Screen Rate may no longer be used; or

(v)

in the case

of the Primary

Term Rate for

any Quoted

Tenor for Euro,

the
supervisor

of

the

administrator

of

tha
t
Primary

Term

Rate

makes

a public
announcement or publishes information

stating that that

Primary Term Rate for
that Quoted Teno

r

is no longer, or as

of a specified future date

will

no

longer

be,

representative

of

the

underlying

market

or economic

reality

that

it

is
intended to

measure and

that representativeness

will

not

be

restored

(as

determined

by

such supervisor);

or
(c)

the administrator of that Published Rate (or the administrator of an interest rate

which

is
a

constituent

element

of

that

Published

Rate
)
determines

that

that Published Rate
should be calculated in accordance with its reduced submissions or other contingency or
fallback policies or arrangements and either:
(i)

the circumstance(s) or

event(s) leading to such

determination are

not (in
the opinion

of the Majority Lenders and ABB)

temporary; or
(ii)

that Published Rate is calculated in accordance with any such policy or arrangement

for

a

period

no

less

than

the

period

specified

as

the

"Published

Rate

Contingency

Period"

in

the

Reference

Rate

Terms

relating

to

that
Published Rate; or
(d)

in

the

opinion

of

the

Majority

Lenders

and

ABB,

that

Published

Rate

is

otherwise
no

longer appropriate

for the

purposes of calculating

interest

under

this Agreement.
" Qualifying Bank " means
(a)

any

bank as defined in the Swiss Federal

Code for

Banks

and Savings

Banks
dated 8 November 1934 ( Bundesgesetz über die Banken und Sparkassen ); or
(b)

a

person

or

entity

which

effectively

conducts banking

activities

with

its

own
infrastructure

and

staff

as

its

principal

business

purpose

and

which

has

a banking
license in full force and effect issued in

accordance with the banking laws in force in its
jurisdiction of incorporation, or if acting through a branch,

issued in accordance

with the
banking laws in the jurisdiction of

such branch.
"
Qualifying

Lender
"

has

the

meaning

given

to

such

term

in

Clause

13.1

(
Definitions ).
"
Quotation

Day
"

means

the

day

specified

as

such

in

the

applicable

Reference

Rate Terms.
" Quotation Time
" means the relevant time (if any) specified

as such in the applicable
Reference Rate Terms.
10250237317-v15

70-41048667

" Quoted Tenor
" means, in relation to a Primary Term Rate, any

period

for which that rate is
customarily displayed on the relevant

page or screen of an information service.
"
Reference

Rate

Supplement
"

means,

in

relation

to

any

currency,

a

document

which:

(a)

is agreed in writing by ABB, each Agent (in its own capacity) and each Agent
(acting

on

the

instructions

of

the

Majority

Lenders

or,

in

the

case

of

any

Reference
Rate Supplement which

has the effect of a

reduction in the Margin, all the Lenders);
(b)

specifies

for

that

currency

the

relevant

terms

which

are

expressed

in

this
Agreement to be determined by reference to Reference

Rate Terms;
(c)

specifies whether

that currency

is a Compounded

Rate Currency

or a

Term Rate
Currency; and
(d)

has been made available to ABB and each Finance Party.
"
Reference

Rate Terms
" means, in relation to:
(a)

a currency;
(b)

a Utilisation or an Unpaid Sum in that currency;
(c)

an Interest Period for that

Utilisation or Unpaid Sum

(or

other period

for the
accrual of commission or fees in a currency); or
(d)

any term of this Agreement

relating to the determination

of a rate of interest

in
relation to such a Utilisation or Unpaid Sum,
the

terms

set

out

for

that

currency,

and

(where

such

terms

are

set

out

for

different
categories of Utilisation, Unpaid Sum or

accrual of commission or fees in that currency) for

the
category of that Utilisation, Unpaid Sum

or accrual,

in Schedule 10 (
Reference Rate Terms ) or in
any Reference Rate Supplement.
"
Relevant

Market
"

means the

market

specified as such

in

the applicable

Reference

Rate
Terms.
"
Relevant

Nominating

Body
"

means

any

applicable

central

bank,

regulator

or

other
supervisory authority

or a

group of

them, or

any working

group or

committee

sponsored

or chaired
by,

or

constituted

at the

request

of,

any of

them

or the

Financial Stability Board.
"
Replacement

Reference Rate
" means a reference rate which is:
(a)

formally

designated,

nominated

or

recommended

as

the

replacement

for

a
Published Rate by:
(i)

the

administrator of tha
t Publishe d Rate ( provided that
the market

or
economic reality that such benchmark rate measures

is the same as that
measured by that Published

Rate); or
10250237317-v15

70-41048667

(ii)

any Relevant Nominating Body,
and

if

replacements

have,

at

the

relevant

time,

been

formally

designated,

nominated

or

recommended

under

both

paragraphs,

the

"Replacement

Reference Rate" will
be the replacement under paragraph (ii) above;
(b)

in

the

opinion

of

the

Majority

Lenders

and

ABB
,
generally

accepted

in

the
international

or

any

relevant

domestic

syndicated

loan

markets

as

the

appropriate
successor to a Published

Rate; or
(c)

in the opinion of the

Majority Lenders and ABB, an

appropriate successor to a
Published Rate.
" Reporting Day
" means the day (if any) specified as such

in the applicable Reference
Rate Terms.
" Reporting Time
" means the relevant time (if any) specified as such in the

applicable
Reference Rate Terms.
" Reservations
"

means

any

general

principles

of

law

which

are

set

out

as

qualifications as to
matters of law in any legal opinion delivered to the Facility Agent under Schedule

2 (
Conditions
Precedent ).
"
Resignation

Letter
"

means

a

letter

substantially

in

the

form

set

out

i
n
Schedule

7

(
Form of
Resignation Letter ).
" Restricted Party " means:
(a)

a person that is a target of Economic Sanctions

Laws; or
(b)

a person, other than an individual, located

in or incorporated under the laws

of
a

country

or

territory

that

is

the

target

of

country-wide

or

territory-wide
Economic Sanctions

Laws that

prohibit doing

business in

or with that

country

or territory.
"
Revolving Facility

Affiliate
" means,

in respect

of a

Lender that

is a

Swingline Lender,

an
Affiliate of that Swingline Lender that is itself a Lender.
" RFR
" means the rate specified as such in the

applicable Reference Rate Terms.
"
RFR Banking

Day
" means any

day specified

as such in

the applicable Reference

Rate

Terms.
" Rollover Advance
" means one or more Advances (other than

Swingline Advances):

(a)

made or

to be

made on

the same

day that

a maturing

Advance is

due to

be repaid;

(b)

the

aggregate

amount

of

which

is

equal

to

or

less

than

the

amount

of

the
maturing Advance;
(c)

in the same currency as the maturing Advance (unless

it arose as a result

of the
operation of Clause 6.2 ( Unavailability of a currency )); and
10250237317-v15

70-41048667

(d)

made or

to

be made

to a

Borrower for the

purpose of

refinancing

a maturing
Advance made to such Borrower.
"
Sanctions

Authorities
"

means

the

Office

of

Foreign

Assets

Control

of

the

U.S.
Department

of

the

Treasury

(OFAC),

the

U.S.

Department

of

State,

the

European

Union,
Switzerland, the United Kingdom, and

the United Nations.
" Screen Rate " means:
(a)

in

respect

of

a

Term

Reference

Rate,

the

rate

specified

in

the

applicable
Reference Rate Terms; and
(b)

in

relation

t
o
€STR,

the

euro

short-term

rate

administered

by

the

European
Central

Bank

(or

any

other

person

which

takes

over

the

administration

of

that

rate)
displaye d
(before

any

correction,

recalculation

or

republication

by

the

administrator
)
on

pag
e EUROSTR =
of

th
e Thomso n
Reuters

screen

(or

any replacement

Thomson
Reuters page which displays

that rate).
If such

page or

service ceases to

be available,

the Facility

Agent may

specify another

page

or
service

displaying

the

relevant

rate

after

consultation

with

AB
B
and

the

Lenders.
"
Second

Extension

Request
"

has

the

meaning

given

to

it

in

Claus
e 2. 3 ( Extension Option ).
" Securitisations
"

means

any

local

or

global

securitisation

programme

from

time

to time
established (including as of the date of this Agreement) by any Group

Company, each as may be
modified, supplemented, renewed, substituted,

varied or amended.
" Security
"

means

any

mortgage,

charge,

assignment

by

way

of

security,

pledge,
hypothecation, lien and any other security interest

of any kind whatsoever.
" Separate Advances
" has the meaning given to that term

in Clause 7.1 (
Repayment

of
Advances ).
"
Specified

Time
"

means

a

time

determined

in

accordance

with

Schedule

5
( Timetables ).
" Subsidiary
" means

a subsidiary within

the meaning of

section 1159 of the

Companies

Act
2006.
"
Swingline

Advance
"

means

a

Dollar

Swingline

Advance

or

a

Euro

Swingline

Advance.
" Swingline Affiliate
" means, in respect

of a Lender, an Affiliate of that

Lender that is

a
Swingline Lender.
" Swingline Agents
" means the Dollar Swingline

Agent and the Euro

Swingline Agent and
" Swingline Agent " means either of them.
"
Swingline

Commitment
"

means,

in

respect

of

a

Swingline

Lender,

its

Dollar
Swingline Commitment or its Euro Swingline

Commitment.
10250237317-v15

70-41048667

" Swingline Lender
" means a Dollar Swingline

Lender or a Euro Swingline Lender.
"
TARGET

Day
"

means any

day

on

which

TARGET2

is

open

for

the

settlement of
payments in Euro.
" TARGET2
"

means

the

Trans-European

Automated

Real-time

Gross

Settlement Express
Transfer

payment

system

which

utilises

a

single

shared

platform

and

which

was launched on
19 November 2007.
" Tax
" means

any

tax,

levy,

impost,

duty

or other

charg
e
or

withholding

of a

similar nature
(including any

penalty or interest payable

in connection with

any failure to

pay or

any delay in
paying any of the same).
" Te
rm Rate

Advance
" means

an
y
Advance

(not being

a Swingline

Advance
) or, if applicable,
Unpaid

Sum

in

a

Term

Rate

Currency

to

the

extent

that

it

is

not,

or

has

not

become

a
"Compounded

Rate

Advance"

for

its

then

current

Interest

Period

pursuant

to

the

applicable
Reference Rate Terms.
" Te rm Rate Currency " means:
(a)

Dollars and Euro; and
(b)

any currency specified as such in a Reference

Rate Supplement relating

to that
currency,
to

the

extent,

in

any

case,

not

specified

otherwise

in

a

subsequent

Reference

Rate
Supplement.
" Ter m
Reference

Rate
"

means,

in

relation

to

a

Term

Rate

Advance
,
the

applicable

Primary
Term

Rate as

of

the Quotation

Time

for a

period

equal in

length to

the Interest Period

of

that
Advance.
"
Term

Reference

Rat
e CAS
"

means,

in

relation

to
a
Term

Rate

Advance,

any

rate which

is
either:
(a)

specified as such in the applicable Reference

Rate

Terms; or
(b)

determined by the relevant Agent (acting on the instructions of all the Lenders)
(or by any

other Finance Party

which agrees

to determine that

rate in place

of tha
t Agent)
in

accordance with

the methodology

specified in

the

applicable

Reference Rate

Terms.
"
Termination

Date
"

means,

subject

to

Clause

2.3

(
Extension

Option
),

the

fifth
anniversary of the date of this Agreement.
"
Total

Commitments
"

means

the

aggregate

Commitments

of

the

Lenders,

being
$2,000,000,000 at the date of this Agreement.
" Total Outstandings
" means

the aggregate from time to time

of the Outstandings.
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70-41048667

"
Total Swingline

Facility Amount
" means

the higher

of (a)

the aggregate

of the

Dollar

Swingline
Commitments and

(b)

the aggregate

of the

Euro Swingline

Commitments, being $750,000,000
as at the date of this Agreement.
" Transfer Certificate
" means

a certificate

substantially in

the form

set out

in Schedule

4 (
Form of
Transfer Certificate
) or any other form agreed between the

Facility Agent

and ABB.
" Transfer Date
" means, in relation to a transfer, the

later of:
(a)

the proposed Transfer Date specified in the Transfer Certificate; and
(b)

the date on which

the Facility

Agent executes

the Transfer Certificate.
" Unpaid Sum
" means any sum due

and payable but unpaid

by a Borrower under

the Finance
Documents.
"
US

GAAP
"

means generally

accepted

accounting

principles in the

United

States of America.
" US Tax Obligor " means:
(a)

a Borrower which is resident for

tax purposes in the United

States of America;
or
(b)

an Obligor

some or all

of whose payments under

the Finance

Documents are
from sources within

the United States for US federal

income tax purposes.
" Utilisation " means a utilisation of the Facility.
" Utilisation Date
" means the date

of a Utilisation,

being the date on

which

an Advance

is to be
made.
" Utilisation Request
" means a notice substantially in the form set

out in Schedule 3
( Utilisation Request ).
" VAT
" means value added tax as provided for in the

Value

Added Tax Act 1994 and any other
tax of a similar nature.
1.2 Construction
(a)

Any reference in this Agreement to:
(i)

"
assets
"

includes,

except

in

the

definition

of

Material

Subsidiary,
present and future properties, revenues and rights

of every description;

(ii)

"
bank
" means a bank entity that is licensed

to provide banking

services
in

accordance

with

applicable

regulations

in

its

jurisdiction

of
incorporation;
(iii)

the

"
European

interbank

market
"

means

the

interbank

market

for
Euro operating in Participating

Member States;
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70-41048667

(iv)

a

"
Finance

Document
"

or

any

other

agreement

or

instrument

is

a

reference
to that

Finance Document or

other agreement

or instrument

as amended, novated,
supplemented,

extended, replaced or restated;
(v)

a

"
person
"

includes

any

individual,

firm,

company,

corporation,
government,

state

or

agency

of

a

state

or

any

association, trust,

joint

venture,
consortium or

partnership (whether

or not

having separate

legal personality);
(vi)

a

"
regulation
"

includes

any

regulation,

rule,

official

directive,

request

or
guideline (whether or not having

the force of law but, if not

having the

force

of
law,

th
e
compliance

with

which

is

customary)

of

any

governmental,

intergovernmental

or

supranational

body,

agency,
department

or

of

any

regulatory,

self-regulatory

or

other

authority

or
organisation;

(vii)

a

"
financial

year
"

in

relation

to

ABB,

means

a

period

in

respec
t of
which it is required to produce annual

audited financial statements;
(viii)

except

where

the

context

otherwise

requires,

words

in

the

singular
include the plural and in the plural include

the singular;

(ix)

a

provision

of

law

is

a

reference

to

that

provision

as

amended

or

re-
enacted; and

(x)

unless

a

contrary

indication

appears,

a

time

of

day

is

a

reference

to
London time.
(b)

The determination

of the

extent to

which a

rate is

"
for a

period equal

in length
"
to

an Interest

Period shall

disregard any

inconsistency arising from

the last

day of that
Interest Period

being

determined pursuant

to the

terms of

this Agreement.
(c)

Where there is a reference

in this Agreement to any amount, limit or threshold specified in

Dollars,

in

ascertaining

whether

or

not

that

amount,

limit

or

threshold

has

been
attained,

broken

or

achieved,

as

the

case

may

be,

a

non-

Dollar

amount

shall,

unless
the

context

otherwise

requires

or

the

contrary

is indicated, be counted on the basis

of
the equivalent

in Dollars

of that

amount using

the Facility

Agent's

Spot Rate

of Exchange.
(d)

Section, Clause and Schedule headings

are for ease of reference only.
(e)

Unless

a

contrary

indication

appears,

a

term

used

in

any

other

Finance
Document

or

in

any

notice

given

under

or

in

connection

with

any

Finance

Document
has the same meaning in that Finance Document or notice

as in this

Agreement.
(f)

A Default is "
continuing
" if it has not been remedied

or waived.
(g)

For the avoidance

of doubt,

where any

person is

party to

this Agreement

in more
than

one

capacity,

reference

to

that

person

i
n
one

capacity

shall

not

(except where

the

context

otherwise

requires)

include

reference

to

it

in

any

other

capacity.
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70-41048667

(h)

A

reference

in

this

Agreement

to

a

page

or

screen

of

an

information

service
displaying a rate shall include:

(i)

any

replacement

page

of

that

information service

which

displays that
rate; and
(ii)

the

appropriate page of such other information service which

displays
that rate from time to time in place

of that information service,
and, if such page or service ceases to be available,

shall include any other

page
or

service

displaying

that

rate

specified

by

the

Agent

after

consultation

with
ABB.
(i)

A

reference

in

this

Agreement

to

a

Central

Bank

Rate

shall

include

any
successor rate to, or replacement rate for, that rate.

(j)

Any

Reference

Rat
e
Supplement

relating

to

a

currency

overrides

anything
relating to that currency

in:

(i)

Schedule

10

(
Reference

Rate

Terms
);

or

(ii)

any earlier Reference Rate

Supplement.
(k)

A

Compounding

Methodology

Supplement

relating

to

the

Daily

Non-

Cumulative
Compounded RFR

Rate or

the Cumulative

Compounded RFR

Rate overrides

anything
relating to that rate in:
(i)

Schedule

11

(
Daily

Non-Cumulative

Compounded

RFR

Rate
)or

Schedule 12 (
Cumulative Compounded RFR Rate ), as the case may be;
or
(ii)

any earlier Compounding

Methodology Supplement.

(l)

References

to a Commitment

of Citibank,

N.A./Citibank, N.A.,

London Branch
(together the " Citi Entities
") in relation to

the Facility shall be construed as

a reference
to the

aggregate Commitment of

Citibank, N.A., Citibank,

N.A. and London Branch in
relation to the

Facility (as

allocated between

the Citi

Entities

in such proportions

and such
amounts as each

Citi Entity notifies to the

Facility

Agent from time to time).
(m)

References

to

a

Commitment

of

Bank

of

America

Europe

Designated

Activity
Company/Bank

of

America

N.A./Bank

of

America

N.A.,

London

Branch
(together the " BofA Entities
") in relation to the Facility

shall be construed

as a reference
to the aggregate

Commitment of

Bank of

America Europe

Designated

Activity Company,
Bank

of

America

N.A., and

Bank

of

America N.A.,

London Branch

in relation

to the
Facility (as allocated between

the BofA

Entities in such

proportions and such amounts

as
each BofA Entity

notifies to

the Facility

Agent

from time to time).
1.3 Dutch Terms
In this Agreement, where

it relates to a Dutch entity, a reference to:
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70-41048667

(a)

a necessary action to authorise where applicable, includes

without limitation:
(i)

any action required to comply

with the Dutch Works Councils Act

(
Wet
op de ondernemingsraden ); and

(ii)

obtaining an unconditional positive advice (
advies ) from the competent
works council(s);

(b)

a winding-up, administration

or dissolution includes

a Dutch entity being:
(i)

declared bankrupt (
failliet verklaard );
(ii)

dissolved (
ontbonden );
(c)

a

moratorium

includes

surséance

van

betaling
and

granted

a

moratorium
includes surséance verleend ;
(d)

a liquidator or a trustee in bankruptcy

includes a
curator ;
(e)

an administrator includes

a
bewindvoerder ; and

(f)

a(n) (administrative) receiver does not include

a
curator or bewindvoerder .
1.4 Currency Symbols and Definitions

"
$ " and " Dollars
" denote the lawful currency of the United States

of America, "
£ " and
" Sterling
" denote

the lawful

currency of

the United

Kingdom,

"
€ ", " EUR
" and

"
Euro
"

denote

the
single currency

of the

Participating Member

States and

"
CHF
" and

"
Swiss francs
" denote

the
lawful currency of Switzerland.
1.5
Third Party

Rights

A person who is not a Party has no right under the

Contracts (Rights of Third Parties)
Act 1999 to enforce any term of this Agreement.
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70-41048667

SECTION 2 THE
FACILITY
2. THE FACILITY
2.1 The Facility
Subject

to

the

terms

of

this

Agreement,

the

Lenders

make

available

to

the

Borrowers,

a
multicurrency

revolving

credit

facility

(the

"
Facility
")

in

a

maximum

aggregate

amount

of
$2,000,000,000, including within it the following

sub-facilities:
(a)

a

Dollar

revolving

swingline

facility

(the

"
Dollar Swingline

Facility
")

in

a

maximum

aggregate

amount

equal

to

the

aggregate

Dollar

Swingline

Commitments; and
(b)

a

Euro

revolving

swingline

facility

(the

"
Euro

Swingline

Facility
")

in

a

maximum

Base

Currency

Amount

equal

to

the

aggregate

Euro

Swingline Commitments.
Each

Swingline

Commitment

of

each

Lender

that

is

a

Swingline

Lender

forms

part

of

the
Commitment

of

that

Lender.

Each

Swingline

Commitment

of

each

Swingline

Lender that is
a Swingline Affiliate

of another

Lender forms part

of that

other Lender's Commitment.

For the
avoidance

of doubt

each Lender

and its

Swingline

Affiliate shall be

treated

as

having

a

single
participation in the Facility and a single vote.
2.2 Increase of Commitments
(a)

ABB may by giving prior notice to

the Facility Agent by no later

than the date
falling

90

Business

Days

after

the

effective

date

of

a

cancellation

of

the Available
Commitments

and/or

any

Swingline

Commitments

of

(i)

a

Defaulting

Lender

(or

its
Revolving Facility Affiliate

or Swingline

Affiliate) in accordance

with

paragrap
h (f ) of
Claus e 8. 7 (
Right

of

replacement

or

repayment

and
cancellation in

relation to a

single
Lender
),

(ii)

any

Lender

in

accordance with

Clause

8.1

(
Lender Illegality
)

or

(iii) any
Lender that has

refused an Extension

Request

and

has

not

been

replaced

in

accordance
with

Claus
e 8. 7 (
Right

of
replacement

or

repayment

and

cancellation

in

relation

to
a

single

Lender
),

request

that

the

Total

Commitments

or

the

relevant

Swingline
Commitments

be

increased

(and

the

Total

Commitments

or

the

relevant

Swingline
Commitments shall be so increased) in an aggregate amount in the

Base Currency of up
to the amount

of the

Available

Commitments, the relevant

Swingline

Commitments or
the Commitments

so cancelled as follows:
(i)

the

increased

Commitments

and/or

the

relevant

Swingline
Commitments will be assumed by one

or more Lenders or other banks (each

an
" Increase Lender
") (none of which may be

a member

of the Group) selected

by
ABB and each of which confirms its willingness to

assume and does assume all
the

obligations

of

a

Lender

corresponding

to

that

part

of

the

increased
Commitments and/or

the relevant Swingline

Commitments which

it is

to assume,
as if

it had

been an

Original Lender;
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70-41048667

(ii)

each of the

Obligors and any

Increase Lender shall assume obligations

towards
one

another

and/or

acquire

rights

against

one

another

as

the

Obligors and the
Increase Lender

would have

assumed and/or acquired

had the

Increase Lender
been an Original Lender;
(iii)

each

Increase

Lender

shall

become

a

Party

as

a

"Lender"

and

any

Increase
Lender

and each

of

the

other

Finance Parties

shall assume obligations

towards
one another

and acquire rights

against one

another as

that Increase

Lender and
those

Finance

Parties

would

have

assumed and/or

acquired

had

the

Increase
Lender been an Original Lender;

(iv)

the

Commitments

and

Swingline

Commitments

of

the

other

Lenders
shall continue in full force and effect; and

(v)

any increase

in

the

Total

Commitments and/or the

relevant Swingline
Commitments

shall

take

effect

on

the

date

specified

by

ABB

in

the notice
referred to above

or any later

date on which

the conditions set out in

paragraph
(b) below are satisfied.
No

Lender

shall

have

any

obligation

to

act

as

an

Increase

Lender

unless

it
indicates that it is willing to do so in

accordance with sub-paragraph (i).
(b)

An increase

in the

Total Commitments and/or

any Swingline

Commitments will
only be effective on:

(i)

the

execution by the

Facility Agent

of an Increase Confirmation

from
the relevant Increase Lender; and

(ii)

in relation

to an

Increase Lender

which is

not a

Lender immediately

prior
to

the relevant

increase the

performance by

the Facility

Agent of

all

necessary

"know

your

customer"

or

other

similar

checks

under

all

applicable

laws

and
regulations

in

relation

to

the

assumption

of

the increased

Commitments

and/or

Swingline

Commitments

by

that Increase

Lender,

the

completion

of

which

the

Facility

Agent

shall promptly notify to

ABB and

the Increase
Lender.
(c)

No

Swingline

Commitment

of a

Lender

may

exceed

the

Commitment

of

that Lender
or

its

Revolving

Facility

Affiliate

pursuant

to

the

operation

of

this Clause 2.2.

Accordingly

where the

Swingline

Commitments are

to be

increased pursuant

to

this
Clause

to

replace

Swingline

Commitments

of

a

Swingline Lender

that

have been
cancelled pursuant to

paragraph (f) of

Clause 8.7 (
Right
of replacement or

repayment and
cancellation in relation to a

single Lender
) or Claus e 8. 1 (
Lender

Illegality
)

without

a
commensurate

cancellation

of

the

Commitments of

that

Swingline Lender's

Revolving
Facility

Affiliate

being

required at the time of such cancellation,

that Revolving Facility
Affiliate

shall

(to

the

extent

of

its

Commitments

at

the

time

of

the

increase

in
Swingline

Commitments) be

required to

transfer its

Commitments to

the relevant

Increase
Lender

(or

its

Affiliate)

on

the

terms

provided

for

in

Clause

35.6

(
Replacement
of

a
Defaulting Lender
) to the

extent necessary

to ensure

that the

Commitments

of the

Increase
Lender (or

its Affiliate)

are at

least equal

to each

of the

Swingline Commitments assumed
by that Increase Lender.
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70-41048667

(d)

Each

Increase

Lender,

by

executing

the

Increase

Confirmation,

confirms

(for the
avoidance

of

doubt) that

the Facility

Agent has

authority

to

execute

on its

behalf

any
amendment or waiver that has

been approved by or on

behalf of the requisite

Lender or
Lenders in accordance

with this Agreement on or prior to the date on which

the increase
becomes effective.
(e)

Unless the

Facility Agent

otherwise

agrees

or

the

increased

Commitment

and/or

Swingline
Commitment

is assumed

by an

existing Lender, ABB

shall, on the date upon which the
increase takes

effect, promptly on demand

pay the

Facility

Agent the

amount of

all costs
and

expenses (including

legal

fees)

reasonably incurred

by

it

in

connection

with

any

increase

in Commitments

and/or Swingline

Commitments

under this Clause 2.2.
(f)

ABB may pay to

the Increase

Lender a fee

in the amount and

at the times

agreed

between
ABB and

the Increase

Lender in

a letter

between ABB

and the Increase

Lender setting out
that fee.
(g)

Clause

23.4

(
Limitation

of

responsibility

of

Existing

Lenders
)

shall

apply
mutatis
mutandi s
in

this

Claus
e 2. 2
in

relation

to

an

Increase

Lender

as

if references in that
Clause to:
(i)

an "
Existing Lender
" were references to

all the Lenders

immediately
prior to the relevant increase;
(ii)

the "
New Lender " were references to that " Increase Lender "; and
(iii)

a "
re-transfer " and " re-assignment
" were references to respectively

a
" transfer " and " assignment ".

(h)

The Increase Lender

shall, on the date

upon

which the increase

takes effect,

pay
to the Facility

Agent (for its own account) a fee

of $2,000.
2.3 Extension Option
(a)

ABB may request that

the Termination Date be extended

subject to the terms

of
this Clause 2.3:
(i)

by giving written notice

to the Facility Agent not

less than 45 days and
not more than

90 days before

the date

which is

12 Months after the date of

this
Agreement

(the

"
First

Extension

Request
")

requesting

that

the

Termination
Date shall be

the date which is

72 Months after the

date of this Agreement

(the
" First Extension Termination Date "); and/or
(ii)

by giving written notice

to the Facility Agent not less

than 45 days and not more
than 90 days

before the date

which is 24

Months after

the date of this Agreement
(the

"
Second

Extension

Request
")

requesting

that the Termination

Date shall
be the date

which

is 84

Months after the

date of this Agreement.
(b)

The

Facility

Agent

shall

promptly

notify

each

Lender

of

any

Extension

Request
(including, in

the case

of a

Second Extension

Request, any

Lender that refused

a First
Extension Request).
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70-41048667

(c)

Each

Lender

(including, in

the

case

of

a

Second Extension

Request,

any

Lender that
refused

a

First

Extension

Request)

shall

notify

the

Facility

Agent

of

its decision
(which shall be in its sole discretion) in

respect of

whether

or not to

agree to

an Extension
Request not later than 20 days

before the date which is:
(i)

in respect

of a

First

Extension Request,

the date

which

is 12

Months after

the

date
of

this

Agreement

(and,

if

any

Lender

has

not

notified

the Facility Agent

of
its

acceptance of

the

First Extension

Request on

or

before such

date, it shall

be
deemed to

have refused

such First Extension

Request); or
(ii)

in respect of a Second Extension Request, the date which is 24 Months after the date of this Agreement (and, if any Lender has not notified

the Facility Agent of
its acceptance of

the Second Extension Request

on or before

such

date,

it

shall
be

deemed

to

have

refused

such

Second Extension

Request),
and

the

Facility

Agent

shall

notify

ABB

of

whether

or

not each

Lender

has

agreed to
the relevant Extension

Request promptly,

and in any case no later than

5

Business

Days
after (A)

receipt by

it of

a notification

from a

Lender as

to

whether or not it has agreed
to

the

relevant

Extension

Request

and/or

(B)

the

deemed

refusal

of

a

Lender

to

an
Extension Request (as applicable).
(d)

With

effect

from the

date on

which ABB

receives notification

from the

Facility Agent
pursuant to paragraph (c)

above,

the Termination

Date shall be extended in

relation

to

the

Commitments

and/or

Swingline

Commitments

of

those Lender(s) who

have
agreed to the relevant Extension Request.
(e)

If a Lender

agrees to

an Extension

Request, the

agreement of

such Lender

shall

be deemed
to include the agreement of

its Revolving Facility Affiliate and

its Swingline Affiliate.

(f)

If a Lender refuses an Extension Request

and ABB exercises its right to either:

(i)

replace

such

refusing

Lender

pursuant

to

Clause 8.7

(
Right

of

replacement

or

repayment

and

cancellation

in

relation

to

a

single

Lender
); or
(ii)

increase

the

Total

Commitments

following

the

cancellation

of

such
refusing Lender's

Commitments and/or

Swingline Commitments,

in an amount
equal

to

the

Commitments

and/or

Swingline

Commitments

so

cancelled,
pursuant to Clause 2.2 ( Increase of Commitments ),
the relevant New Lender or Increase Lender (as

applicable) shall be deemed

to have
consented to the Extension Request that was

the subject of the refusal.
2.4 Finance Parties' rights and obligations
(a)

The obligations

of each

Finance Party

under the

Finance Documents

are several.
Failure

by

a

Finance

Party

to

perform

its

obligations

under

the

Finance
Documents does not affect the obligations of

any other Party under

the Finance
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70-41048667

Documents.

No Finance

Party is

responsible for the

obligations of any

other Finance
Party under the Finance Documents.
(b)

The

rights

of

eac
h
Finance

Part
y
under

or

in

connection with

the

Finance

Documents
are separate and

independent rights and

any debt arising

under the Finance Documents

to
a Finance

Party from any

of the Obligors is

a separate and

independent

debt

in

respect
of

which

a

Finance

Party

shall

be

entitled

to

enforce

its

rights

in

accordance

with
paragrap h (c )
below.

The

rights

of

each Finance Party include

any debt

owing to

that
Finance Party under the

Finance Documents

and, for the avoidance of

doubt, any part of
an Advance

or any other amount owed by an

Obligor which relates

to a Finance

Party's
participation in

the

Facility or

its role

under a

Finance Document

(including any

such
amount payable to

the Agent

on its behalf) is

a debt owing

to that Finance Party by that
Obligor.

(c)

A Finance Party

may, except as specifically

provided in

the Finance Documents,
separately enforce

its rights

under or

in connection

with the

Finance Documents. 2.5
Facility Offices
(a)

Subject to

paragraph

(b) below, a

Lender may

(i) change

its Facility

Office for

the purpose
of

this

Agreement and/or

(ii)

nominate

a

different

Facility

Office for

the

purposes

of
making a

particular Advance

or particular

type

of Advance to

any Borrower,

in which
event such Facility Office shall for the purposes of this Agreement be its

Facility Office
for that Advance or that type of Advance but not otherwise.
(b)

If a

Lender changes

its Facility

Office or

nominates a

different Facility

Office, (i)

that
Lender

will

notify

the

Facility

Agent and

ABB

promptly (and, in

any event,

within

5

Business

Days)

of

such

change

or,

as

the

case

may

be, nomination, and until it
does so, the Facility

Agent and ABB

will be entitled

to assume

that

no

such

change

has
taken

place

and

(ii)

if

the

country

of

such

Facility Office

is not

subject to

the Financial
Action Task Force

any such

change

or, as the case may be, nomination shall be subject

to
the prior written consent

of the Facility Agent.
2.6 Borrowers' right and obligations hereunder

(a)

Each

Borrower

by

its

execution

of

this

Agreement

or

a

Borrower

Accession
Letter irrevocably appoints

ABB to

act on

its behalf

as its agent

in relation

to the

Finance

Documents

(in

this

capacity,

the

"
Borrowers' Agent
")

and irrevocably

authorises

(i)

ABB

on

its

behalf

to

supply

all

information concerning

itself contemplated

by
this Agreement to the Finance Parties and to give

all notices and

instructions (including
Utilisation Requests),

to execute

on its

behalf any

Borrower Accession

Letter and

to make
such agreements capable of being given

or made by

any Borrower notwithstanding that
they may

affect such

Borrower,

without

further

reference

to

or

the

consent

of

such
Borrower

and (ii) each Finance

Party to give any

notice, demand or

other communication
to such Borrower

pursuant to the Finance Documents to ABB on its behalf, and in each
case such Borrower

shall be bound

thereby as though

such Borrower
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70-41048667

itself had given

such notices

and instructions

(including, without

limitation, any
Utilisation Requests)

or executed

or made

such agreements

or received

any such notice,
demand or other communication.
(b)

Every

act,

omission,

agreement,

undertaking,

settlement,

waiver,

notice

or

other
communication

given

or

made

by

the

Borrowers'

Agent

or

given

to

the
Borrowers' Agent under this

Agreement, or in

connection with this Agreement (whether
or

not

known

to

any

other

Borrower

and

whether

occurring

before

or

after

such

a
Borrower

became

a

Borrower

under

this

Agreement)

shall

be binding for

all

purposes
on

all

Borrowers

as

if

the

Borrowers

had

expressly made, given or concurred with the
same.

In the

event of

any

conflict between

any notices or other communications of the
Borrowers' Agent

and any

Borrower,

those of the Borrowers' Agent shall prevail.

(c)

The Borrowers' Agent may resign its appointment

hereunder by

giving not less
than ten Business Days'

prior written notice to

that effect to the Facility Agent,
provided
that
no such

resignation shall

be effective

until a

successor consents

in

writing to

the
Facility Agent to be appointed.
3. PURPOSE
3.1 Purpose
Each Borrower shall

apply all amounts

borrowed by

it under the

Facility for the

general

corporate
purposes of the Group, provided that no Swingline Advance shall be used to refinance another
Swingline Advance.
3.2 Monitoring
No Finance Party

is bound

to monitor

or verify the

application of any

amount borrowed

pursuant
to this Agreement.
4. CONDITIONS OF UTILISATION
4.1 Initial conditions precedent
(a)

No

Utilisation Request

may be

served unless the

Facility Agent

has received all of

the
documents and

other evidence

listed in

Part I

of

Schedule 2

(
Conditions Precedent ) in
form and substance

reasonably satisfactory

to the Facility Agent.

(b)

The

Facility

Agent

shall

notify

ABB

and

the

Lenders

promptly

upon

the
conditions set out in paragraph

(a) of this Clause 4.1 being satisfied.
(c)

Other than to the extent that the Majority Lenders notify

the Facility

Agent in
writing

to

the

contrary

before

the

Facility

Agent

gives

the

notification

described

in
paragraph (b) above, the Lenders authorise

(but do not

require) the Facility

Agent to give
that notification.

The Facility

Agent shall not be liable for any damages, costs or losses
whatsoever as a result of giving any such notification.

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70-41048667

4.2 Further conditions precedent
(a)

The

Lenders

will

only

be

obliged

to

comply

with

Clause 5.4 (
Lenders'
participation
) and Clause 5.8

(
Swingline

Lenders' participation
) if on the date

of

the

Utilisation Request

and on

the

proposed Utilisation

Date (in each case other than
in the case of a Rollover Advance):
(i)

no Default is continuing or would result

from the proposed Advance;
(ii)

the

representations

to

be

made

by

ABB

pursuant

to

Clause

19.16
( Repetition
) are true in all respects;

and

(iii)

such proposed Utilisation

Date is not within

30 days of ABB providing
notice

to

the

Facility

Agent

in

accordance

with

paragraph (a)

of
Clause 8.3 ( Mandatory Prepayment on Change of Control ).
(b)

An Advance will not be made if it would result in the

Base Currency Amount
of all Advances exceeding the Total Commitments.
4.3 Conditions relating to Optional Currencies
A

currency

will

constitute

an

Optional

Currency

in

relation

to

an

Advance

if

it

is Sterling
or

Euro,

or

it

is

readily

available

in

the

amount

required and

freely

convertible into

the

Base
Currency in the

wholesale market

for that currency

on the Quotation

Day

and the Utilisation Date
for that

Advance

and

there are

Reference Rate Terms

agreed for

that

currenc
y
provided

that
there

may

not

at

any

time

be

Advances

outstanding

denominated

in

more

than

5

Optional
Currencies.
4.4 Maximum number of Advances

(a)

No Borrower

may

deliver a

Utilisation Request if as a

result

of

the

proposed
Utilisation more than 10 Advances

would be outstanding.

(b)

Any

Advance made by

a single

Lender under Claus
e 6.2 (
Unavailability

of a
currency
) shall not be taken into account in

this Clause 4.4.

(c)

Any Separate Advance shall not be taken into account in

this Clause

4.4.
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SECTION 3
UTILISATION
5. UTILISATION
5.1
Delivery of a Utilisation

Request
A Borrower may utilise the Facility

(other than for the purpose of drawing

Swingline
Advances, which may be drawn in

accordance with Clause

5.
5 (
Delivery of a

Utilisation
Request
for a

Swingline

Advance
)) by

delivery

to the

Facility

Agent

of a

duly

completed

Utilisation Request
not later than the Specified

Time.
5.2 Completion of a Utilisation Request
(a)

Each Utilisation Request delivered to the

Facility

Agent pursuant to Clause 5.1
(
Delivery of

a Utilisation

Request
)

is irrevocable and will

not

be regarded

as having
been duly completed unless:

(i)

the proposed Utilisation Date is a Business Day within

the Availability
Period;

(ii)

the

currency

and

amount

of

the

Utilisation

comply

with

Claus
e 5.3
( Currency and amount ); and
(iii)

the proposed Interest

Period complies

with Clause

10 (
Interest Periods ).
(b)

Only

one Advance

may

be requested

in each

Utilisation Request delivered

to
the Facility Agent

pursuant to Clause 5.1 (
Delivery of a Utilisation

Request
).

5.3 Currency and amount
(a)

The currency specified in a

Utilisation Request delivered to the Facility

Agent pursuant
to Clause 5.1

(
Delivery of a Utilisation Request
) must, in the case of any

Advance

(not
being

a

Swingline

Advance),

be

the

Base

Currency

or

an Optional Currency.
(b)

The amount of the proposed Advance must be:

(i)

if the

currency

selected is

the Base

Currency, a minimum

of $50,000,000
and an integral multiple of $10,000,000; or

(ii)

if the currency

selected is Euro, a minimum of

Euro 50,000,000 and

an
integral multiple of Euro10,000,000; or

(iii)

if the currency selected is

Sterling,

a minimum amount

of £25,000,000
and an integral multiple of £5,000,000; or

(iv)

if

the

currency

selected

is

an

Optional

Currency

(other

than

Euro

or
Sterling), in such minimum amount

and multiple as the Facility Agent and ABB
may agree,
or, in any case, the amount of the Available Facility.
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5.4 Lenders' participation

(a)

If

the

conditions

set

out

in

this

Agreement

have

been

met,

and

subject

to
Clause 7.1 ( Repayment of Advances
), each Lender shall make its participation

in each
Advance available by the Utilisation Date through its Facility

Office.
(b)

Subject

to

Clause

6.
2 (
Unavailability

of

a

currency
),

the

amount

of

each Lender's
participation

in

each

Advance

(not

being a

Swingline

Advance)

will be equal

to

the
proportion

borne

by

its

Available

Commitment to

the

Available

Facility

immediately
prior to making the Advance.
(c)

The Facility Agent

shall determine the

Base

Currency Amount of

each Advance

which is
to be

made in

an Optional

Currency and

shall notify

each Lender

of the amount,

currency
and

the

Base

Currency

Amount

of

each

Advance,

the amount of its

participation

in
that Advance

and (if

different) the

amount of that participation

to be

made available

in
cash, in each case by the Specified Time.
5.5
Delivery of a Utilisation

Request for a Swingline Advance

The Borrowers may utilise

the Dollar Swingline

Facility or the

Euro

Swingline

Facility
by

delivery to

the relevant

Swingline Agent

(with a copy

to

the

Facility Agent)

of a duly
completed Utilisation Request not later than the

Specified Time.
5.6
Completion of a Utilisation Request for

a Swingline Advance
(a)

Each

Utilisation

Request

delivered

pursuant

to

Clause

5.5

(
Delivery

of

a
Utilisation

Request

for

a

Swingline

Advance
)

is

irrevocable

and

will

not

be
regarded as having been duly completed unless:
(i)

it specifies whether the Swingline Advance is to be a Dollar

Swingline
Advance or a Euro Swingline Advance;
(ii)

the proposed Utilisation Date is a Business Day within

the Availability
Period;
(iii)

the

currency

and

amount

of

the

Utilisation

compl
y
with

Claus
e 5.7
( Currency and amount ); and
(iv)

the proposed Interest

Period complies

with Clause

10 (
Interest Periods ).
(b)

Only

one

Swingline

Advance

may

be

requested

in

each

Utilisation

Request

delivered

pursuant

to

Clause

5.
5 (
Delivery

of

a

Utilisation

Request

for

a
Swingline Advance ).
5.7 Currency and amount
(a)

The currency specified

in a Utilisation

Request delivered

pursuant to Clause

5.5
(
Delivery of a Utilisation Request

for a Swingline Advance
) must be Dollars (in

the

case
of

a

Dollar

Swingline

Advance)

or

Euro

(in

the

case

of

a

Euro

Swingline Advance).
(b)

The amount of the proposed Swingline Advance

must be:
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70-41048667

(i)

in the

case of

a Dollar

Swingline Advance, a

minimum of

$50,000,000 and an
integral

multiple

of

$10,000,000

or,

if

less,

the

Available

Dollar

Swingline
Facility; or
(ii)

in

the

case

of

a

Euro

Swingline

Advance,

a

minimum

of

Euro

50,000,000
and

an

integral

multiple

of

Euro

10,000,000

or,

if

less,

the

Available

Euro
Swingline Facility; or
(c)

The

amount of a

proposed Dollar

Swingline

Advance or,

as the

case may be, the Base
Currency

Amount of

a proposed

Euro

Swingline Advance

must not,

when aggregated
with the Base Currency Amount of all outstanding

Swingline Advances

outstanding

on

the

proposed

Utilisation

Date,

exceed

the

Total Swingline Facility

Amount.
5.8
Swingline Lenders'

participation
(a)

If the

conditions set

out in

this Agreement

have been

met, each

Dollar Swingline
Lender (in

the case

of a

Dollar Swingline

Advance) or

Euro Swingline

Lender (in

the

case
of

a

Euro

Swingline

Advance)

shall,

on

the

relevant

Utilisation

Date,

make its

participation
in each

Dollar Swingline

Advance or

Euro Swingline Advance

(as applicable)

available
through its Facility Office.
(b)

The amount of each Swingline Lender's participation in each Dollar Swingline Advance or Euro Swingline Advance will be equal

to the proportion

borne by its Available Dollar
Swingline Commitment or, as

the case may be,

Available

Euro Swingline Commitment
to

the

Available

Dollar

Swingline

Facility

or,

as

the

case

may

be,

Available

Euro
Swingline Facility immediately prior t o
making the

Dollar

Swingline

Advance or

Euro
Swingline Advance.
(c)

The

relevant

Swingline

Agent

shall

notify

each

relevant

Swingline

Lender

of

the

amount,

currency

and

the

Base

Currency

Amount

of

each

Swingline Advance at
the Specified Time.
6. OPTIONAL CURRENCIES
6.1 Selection of currency
The relevant Borrower shall

select the currency

of an Advance

in a Utilisation

Request.

6.2
Unavailability of a currency
If before the Specified Time on any Quotation

Day:

(a)

the Facility Agent

has received notice

from a Lender

that the Optional

Currency
(other than

Euro or

Sterling) requested

is not

readily

available to

it in

the

amount

required;
or
(b)

a

Lender

notifies

the

Facility

Agent

that

compliance

with

its

obligation

to

participate
in an

Advance in

the proposed

Optional Currency

(other than

Euro or

Sterling) would
contravene a law or regulation applicable

to it,
10250237317-v15

70-41048667

the

Facility

Agent

will

give

notice

to

the

relevant

Borrower

to

that

effect

by

the

Specified
Time on that day.

In this event, any Lender that gives notice pursuant to this Clause

6.2 will

be
required to participate in the Advance in the Base Currency (in an amount equal to that Lender's proportion of

the Base

Currency Amount

or,

in respect

of

a

Rollover

Advance,

an

amount
equal

to

that

Lender's

proportion

of

the

Base

Currency

Amount of

the maturing

Advance that
is due

to be

repaid) and

its participation

will be

treated as a separate

Advance denominated in

the
Base Currency

during that Interest Period.
6.3 Notification
The

Facility

Agent

shall

notify

the

Lenders

and

the

relevant

Borrower

of

Optional

Currency

amounts

(and

the

applicable

Facility

Agent's

Spot

Rate

of

Exchange) promptly after they
are ascertained.
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70-41048667

SECTION 4
REPAYM

ENT, PREPAYM

ENT AND CANCELLATION
7. REPAYMENT
7.1 Repayment of Advances

(a)

Each Borrower

shall repay

each Advance

made to

it on

the last

day of

its Interest
Period.
(b)

All Advances must be repaid in full on the Termination Date.
(c)

At any

time when a

Lender becomes a

Defaulting Lender,

the maturity

date of

each of
the participations of that Lender (and,

if that Defaulting

Lender is the Revolving Facility
Affiliate

of

a

Swingline

Lender,

of

that

Swingline

Lender) in

the

Advances

then

outstanding

will

be

automatically

extended

to

the Termination

Date

and

will

be
treated

as

separate

Advances

(the

"
Separate Advances ") denominated i n the currency
in

which the

relevant participations

are outstanding.
(d)

A

Borrower

to

whom

a

Separate

Advance

is

outstanding

may

prepay

that

Advance
by

giving

5

Business

Days'

prior

notice

to

the

Facility

Agent.

The Facility

Agent

will

forward

a

copy

of

a

prepayment

notice

received

in accordance

with this
paragraph (d) to the relevant Lender

concerned as soon

as practicable on receipt.
(e)

Interest

in

respect

of

a

Separate

Advance

will

accrue

for

successive

Interest Periods
selected

by

the

Borrower by

the

time

and

date specified

by the

Facility Agent

(acting
reasonably) and will be

payable by that Borrower

to the relevant Lender on

the

last

day
of

each

Interest

Period

in

respect

of

that

Advance. Notwithstanding

Clause

9.3
(
Calculation

of

interest

–

Swingline

Advance
),

the

rate

of

interest

in

respect

of

any
Swingline

Advance

that

becomes

a

Separate Advance in accordance

with this

Clause
7.1

shall

be calculated

in

accordance

with

Clause

9.1 (
Calculation of

interest

–

Term
Rate Advance ) and Clause 9.2 (
Calculation

o
f interes t
–

Compounded

Rate

Advance
)
(as

applicable
)
with

effect

from

the

end

of

the

Interest

Period

during

which

such
Swingline Advance

becomes

a Separate Advance.
(f)

The terms

of this Agreement relating to the Facility generally

shall continue

to apply

to

Separate

Advances

other

than

to

the

extent

inconsistent

with paragraph
s (c ) t o
(e )
above,

in

which

case

those

paragraphs

shall

prevail

in respect of

any Separate
Advance.
(g)

If one or more Advances

are to be made available to a Borrower:

(i)

on

the

same

day

that

a

maturing Advance

is

due

to

be

repaid

by

that
Borrower;

(ii)

in the same currency as the maturing Advance (unless

the currency of
the

maturing

Advance

was

determined

pursuant

to

the

operation

of Clause
6.2 (
Unavailability

of a currency
)); and
10250237317-v15

70-41048667

(iii)

in

whole

or

in

part

for

the

purpose

of

refinancing

the

maturing

Advance;

the
aggregate amount

of the

new Advance shall

be treated

as if applied

in or towards
repayment of the maturing Advance so that:
(A)

if

the

amount

of

the

maturing

Advance

exceeds

the

aggregate
amount of the new Advance:
(1)

the

relevant

Borrower

will

only

be

required

to

pay

an
amount

in

cash

in

the

relevant

currency

equal

to

that
excess; and
(2)

each Lender's

participation (if any)

in the

new Advance

shall

be

treated

as

having

been

made

available

and applied by the
Borrower in or towards

repayment of that Lender's

participation
(if

any) in the

maturing

Advance

and

that

Lender

will

not

be

required

to

make

its participation in

the new

Advance
available in cash; and

(B)

if

the amount of the

maturing Advance is

equal

to or less than
the aggregate amount of the new

Advance:

(1)

the relevant Borrower will not be required to make

any
payment in cash; and

(2)

each Lender will be required

to make its participation

in
the

new

Advance

available

in

cash

only

to

the

extent that

its
participation (if any)

in the new Advance

exceeds that Lender's
participation

(if

any)

in

the

maturing

Advance

and

the
remainder

of

that

Lender's

participation

in

the new

Advance

shall

be

treated

as

having

been

made available

and

applied
by

the

Borrower

in

or

towards repayment

of

that Lender's
participation

in the maturing

Advance.
8.
PREPAYMEN

T

AND CANCELLATION
8.1 Lender Illegality
If

it

becomes

unlawful

in

any

jurisdiction

for

a

Lender

to

perform

any

of

its

obligations as
contemplated

by

this

Agreement

or

to

fun
d
or

maintai
n
its

participation

in

any

Advance:

(a)

that Lender shall promptly notify the Facility

Agent upon becoming aware of
that event;
(b)

unless

the

repayment

referred

to

in

paragraph

(c)

below

avoids

such
unlawfulness,

upon

the

Facility

Agent

notifying

ABB,

the

Commitment

and/or

the
relevant Swingline Commitment of

that Lender and/or its Revolving

Facility Affiliate or
its Swingline Affiliate will be immediately cancelled; and
10250237317-v15

70-41048667

(c)

each

Borrower

shall,

to

the

extent

necessary

to

avoid

such

unlawfulness,

repay

that
Lender's and/or its Revolving

Facility Affiliate's or its Swingline Affiliate's

participation
in

the

Advances

made

to

it

on

the

last

day

of

the

Interest

Period

for

each

Advance
occurring

after

the

Facility

Agent

has

notified

ABB

or,

if earlier, the date

specified by
the Lender in the notice delivered to the Facility Agent (being no earlier than 5 Business
Days after receipt of such notice or, if earlier, the last day of any applicable grace period permitted by law).
8.2 Borrower Illegality

If it is or becomes

unlawful

for a Borrower to

perform any of its

obligations under the
Finance

Documents,

save

where

such

obligations

are

not,

or

could

reasonably

be

considered
not

to

be,

material

to

the

interests

of

the

Lenders

under

the

Finance Documents, that
Borrower shall within 15

Business Days

of being served with

notice by the Facility

Agent so to
do, repay all

Advances owing by it,

together with accrued

interest and all

other amounts owing
by it under the Finance Documents.
8.3
Mandatory Prepayment on Change

of Control

If

any

person

(whether

alone

or

together

with

any

associated

person)

becomes

the
beneficial owner of shares in the issued share capital of

ABB carrying the right

to more

than 50
per cent. of the votes exercisable at a general

meeting of ABB:

(a)

ABB

shall

promptly

notify

the

Facility

Agent

upon

becoming

aware

of

that
event; and

(b)

if within

15 days following such notification to the Facility

Agent any Lender
so requests

(by delivering

a notice

to ABB

through the

Facility Agent),

each

Borrower
shall,

no

later

than

15

days

following

such

request,

prepay

that

Lender's

portion

of
all

outstanding

Advances,

together

with

accrued

interest

thereon and all other amounts
owing to such

Lender hereunder

and cancel

that Lender's

Commitments and/or

Swingline
Commitments.
For

the

purposes

of

this

Claus
e
8.3,

"
associated

person
"

means,

in

relation

to

any

person,

a
person

who

is

(i)

"
acting

in

concert
"

(as

defined

in

the

City

Code

on Takeovers

and
Mergers) with that person or (ii) a " connected person
" (as defined

in section 839 of the Income
and Corporation

Taxes

Act 1988) of that person.
8.4
Mandatory Prepayment on Sanctions

Misrepresentation or Anti-Bribery and
Corruption Misrepresentation

(a)

Upon

ABB

becoming

aware

of

a

Sanctions

Misrepresentation

or

a
n Anti-
Bribery and Corruption Misrepresentation:

(i)

ABB

shall

promptly

notify

the

Facility

Agent,

which

shall

promptly
notify each Lender; and

(ii)

if

within 15

Business Days

following

such notification

to

the

Facility
Agent any Lender

so requests

(by delivering

a notice

to ABB

through the

Facility
Agent), each Borrower shall

within 15 Business Days of

any such

request

(or
earlier

to

the

extent

required

by

applicable

law

or regulation)

prepa
y that
Lender's

portion

of

all

outstanding

Advances,
10250237317-v15

70-41048667

together

with

accrued interest

thereon

and

all

other

amounts

owing

to such
Lender

hereunder,

and

cancel

that

Lender's

Commitments

and/or Swingline
Commitments.
(b)

For the purpose of this Clause 8.4:
(i)

a

"
Sanctions

Misrepresentation
"

means

any

statement

or
representation made or deemed

(by virtue of Clause

19.16 (
Repetition )) to have
been made

by any

Obligor pursuant

to Clause

19.14 (
Sanctions
)

being or

proving
to have

been incorrect

or misleading when

made or deemed

to have been

made;
and
(ii)

an

"
Anti-Bribery

and

Corruption

Misrepresentation
"

mean
s
any

statement
or

representation made

or deemed

(by

virtue of

Clause

19.16 (
Repetition
))

to
have

been

made

by

any

Obligor

pursuant

t
o Clause 19.15 ( Anti-corruption
and anti-bribery laws

and regulations
)

being or proving to

have been incorrect
or misleading when made or

deemed to have been made.
8.5 Voluntary cancellation

ABB may, if it gives the Facility Agent not less than 5 Business Days'

(or such shorter
period as

the Majority

Lenders may

agree)

prior notice,

cancel the

whole or

any part

(being a
minimum

amount

of

$25,000,000

and

an

integral

multiple

of

$10,000,000)

of the

Available
Facility,

the Available

Dollar Swingline Facility or the Available

Euro

Swingline Facility.

Any
cancellation under this Claus e 8. 5
shall reduce

rateably

the Commitments of the Lenders or the
relevant Swingline Commitments of the relevant Swingline Lenders.
8.6 Voluntary Prepayment

(a)

Subject to

paragraph (b)

and

(c) below,
a
Borrower may

prepay the whole

or
any part of an Advance made to it (but if in part, being an amount that reduces the

Base

Currency

Amount

of

the

Advance

by

a

minimum

amount

of $25,000,000

and

rounded

as

the

Facility

Agent

may

reasonably

require)
provided that :

(i)

in the case of any Advance other than a

Swingline Advance, it gives the
Facility Agent not less than 5 Business

Days' prior notice; and
(ii)

in the case

of any Swingline

Advance it gives

the Facility Agent

not less
than 1 Business Day's prior notice.

(b)

Subject

to

paragraph

(c)

below,
a
Borrower

shall

not

make

more

than

six
prepayments in respect of

Compounded

Rate Advances

under this Clause 8.6

in any
calendar year.
(c)

A Borrower may

make more prepayments

than permitted under

paragraph (b) above

in
any

calendar

yea
r
provided

tha
t
such Borrower

shall

pa
y
a

fe
e for each additional
prepayment to be paid

at the time of

each such prepayment

in the

amoun
t of $2,00 0 or
such

lower

amount

as

agreed

betwee
n
ABB

and

the Agent

from time

to time

and as
documented in a side

letter.
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70-41048667

8.7
Right of replacement or repayment and cancellation in relation to a single
Lender
(a)

If:
(i)

any sum payable to any Lender

by ABB or a Borrower

is required

to be
increased under paragraph (c) of Clause

13.2 (
Tax gross-up );
(ii)

any

Lender

claims

indemnification

from

ABB

or

a

Borrower

under
Clause 13.3 ( Tax indemnity ) or Clause 14.1 ( Increased costs ); or
(iii)

any

Lender

refuses

(or

is

deemed

to

have

refused)

its

consent

to

an
Extension Request,
then ABB may:
(A)

in

the

case

of

paragraphs

(i)

and

(ii)

above,

whilst

the
circumstance

giving

rise

to

the

requirement

for

that

increase

or
indemnification continues; and
(B)

in

the

case

of

paragraph

(iii)

above,

at

any

time

after

the

refusal

(or
deemed refusal) of

the relevant

Extension Request (but

in the case

of a
refusal

(or

deemed

refusal)

of

a

First

Extension

Request

not from the date,
if

any,

that

such Lender

agrees to

a

Second

Extension Request),
give the

Facility Agent notice of

cancellation of the Commitment and/or

any Swingline
Commitment of that

Lender and/or of its

Revolving Facility Affiliate or

its

Swingline
Affiliate

and

its

intention

to

procure

the

repayment

of

the participation

in

the
Advances

of

that

Lender

and/or

of

its

Revolving

Facility Affiliate

or

its

Swingline
Affiliate

or

give

the

Facility

Agent

notice

of

its intention

to

replace

that

Lender
and/or

its

Revolving

Facility

Affiliate

or

its Swingline

Affiliate

in accordance

with
paragraph (d) below.
(b)

On

receipt

of

a

notice

of

cancellation

referred

to

in

paragrap
h (a )
above,

the
Commitment

and/or

the

relevant Swingline

Commitment

of

the relevant

Lender

and/or

its

Revolving

Facility

Affiliate

or

its

Swingline

Affiliate

shall immediately be
reduced to zero.
(c)

On

the

last

day

of

each

Interest

Period

in

respect

of

an

Advance

which

ends after
ABB has

given notice

of

cancellation under

paragrap
h (a )
above (or, if earlier, the

date
specified by

ABB in

that notice),

each Borrower

to whom

an Advance

is outstanding

shall
repay that Lender's participation in

that Advance.
(d)

ABB may, in the circumstances set out

in paragrap
h
(a) above,

on 5 Business

Days' prior
notice

to

the

Facility

Agent

and

that

Lender

replace

that Lender

(and any

Revolving
Facility

Affiliate

or

Swingline

Affiliate

of

that

Lender)

by requiring

such

Lender
and/or

its

Revolving

Facility

Affiliate

or

Swingline

Affiliate

to

(and,

to

the

extent
permitted

by

law,

that

Lender

or

Revolving Facility Affiliate

or

Swingline

Affiliate
shall) transfer

pursuant to

Claus
e
23

(
Changes to the

Lenders
) all (and,

save as provided
for in this paragraph, not part only)

of its

rights and

obligations under

this Agreement

to a
Lender or

other
10250237317-v15

70-41048667

bank

selected

by

ABB

which

confirms

its

willingness

to

assume

and

does assume

all

the

obligations

of

the

transferring

Lender

in

accordance

with Clause

23 (
Changes
to the Lenders
) for a purchase

price in cash payable

at the

time of the

transfer equal to

the
outstanding

principal

amount

of

such

Lender's or

Revolving

Facility

Affiliate's

or
Swingline Affiliate's

participation

in

the

outstanding Advances

and all

accrued interest
(to the

extent that

the Facility Agent

has

not

given

a

notification

under

Clause 23.10
(
Pro

rata

interest
settlement
)), Break

Costs

and other

amounts payable

in relation

thereto
under the

Finance

Documents.

Where

a

Lender

to

be

replaced

pursuant

to

this
paragraph

is

a

Swingline

Lender

that

is

the

Swingline

Affiliate

of

another

Lender,
the

rights

and

obligations

required

to

be

transferred

pursuant

to

this Clause by that
other Lender in its capacity as the

Revolving Facility

Affiliate of that Swingline Lender
may,

at

the option

of

ABB, be

limited

to

those

necessary for

the

Commitments of

the
replacement Lender

(or its

Affiliate) to

be at

least equal

to

each

of

the

Swingline

Commitments

to

be

transferred

to

such

replacement Lender pursuant to this Clause.
(e)

The replacement of any

Lender pursuant to

paragraph (d) above

shall be

subject
to the following conditions:
(i)

ABB shall have no right to replace an

Agent;

(ii)

no Agent nor

any Lender shall

have any obligation

to find a

replacement
Lender;

(iii)

in

no

event

shall

any

Lender

replaced

under

paragrap
h (d )
above

be
required

to

pay

or

surrender any

of

the fees

received

by

such

Lender
pursuant to the Finance

Documents; and
(iv)

the

Lender shall

only

be obliged

to

transfer its

rights

and

obligations

pursuant
to paragraph (d) above

once it

is satisfied (acting

reasonably)

that it has

complied
with

all

necessary

“know

your

customer”

or

other

similar

checks

under

all
applicable law s
and regulations in relation

to that transfer.
(f)
(i)

If

any

Lender

becomes

a

Defaulting

Lender,

ABB

may,

at

any

time whilst
that

Lender

continues

to

be

a

Defaulting

Lender,

give

the

Facility Agent

5

Business

Days'

notice

of

cancellation

of

the

Available Commitment,
Available

Dollar

Swingline

Commitment

or

Available

Euro

Swingline

Commitment

of

that

Lender

and/or

its

Revolving Facility

Affiliate

or
Swingline Affiliate.
(ii)

On the

notice referred

to in

paragraph (i)

above becoming

effective, the

Available
Commitment ,
Available

Dollar

Swingline

Commitment

or Available

Euro
Swingline

Commitment

(as

applicable)

of

the

relevant

Lender

and/or

its
Revolving

Facility

Affiliate

or

Swingline

Affiliate

shall

immediately

be
reduced to zero.
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70-41048667

(iii)

The Facility Agent shall as soon

as practicable after receipt of a

notice
referred to in paragraph (i) above, notify

all the Lenders.
8.8 Restrictions
(a)

Any notice of cancellation

or prepayment given

by any

Party under this

Clause 8 shall be
irrevocable and,

unless

a contrary

indication appears

in this

Agreement,

shall

specify

the

date

or

dates

upon

which

the

relevant

cancellation

or prepayment is to be made
and the amount of that

cancellation or prepayment.
(b)

Any

prepayment

under

this

Agreement

shall

be

made

together

with

accrued

interest

on

the

amount

prepaid

and,

subject

to

any

Break

Costs,

without

premium or

penalty.
(c)

Unless a contrary indication appears in this Agreement,

any part of the Facility

which

is
prepaid

may

be

reborrowed

in

accordance

with

the

terms

of

this Agreement.

Any
part of the Facility

that is repaid may be reborrowed.
(d)

No Borrower shall

repay or

prepay all or

any part of

the Advances or

cancel all or

any
part

of the

Commitments or

any

Swingline

Commitment

except at

the times and in the
manner expressly provided

for in this Agreement.
(e)

Subject

to

Claus
e 2. 2 (
Increase

of

Commitments
),

no

amount

of

the

Total
Commitments or

any Swingline

Commitment cancelled

under this

Agreement may

be
subsequently reinstated.
(f)

If

the

Facility

Agent

receives

a

notice

under

this

Claus
e

8
it

shall

promptly

forward
a

copy

of

that

notice

to

ABB

and

the

affected

Borrower

or

the

affected

Lender,

as
appropriate.
(g)

Any

cancellation

of

a

Swingline

Commitment

of

a

Swingline

Lender

shall reduce the
relevant Swingline

Commitment accordingly

but shall

not otherwise

cance
l
or

reduce

the
Commitment

of

the

relevant

Lender

in

respect

of

the Facility (or of

any Revolving
Facility

Affiliate of

the relevant

Swingline

Lender) unless

and

to

the

extent

otherwise
provided for in this Agreement.
(h)

Any

cancellation

of

the

Commitment

of

a

Lender

that

is

a

Swingline

Lender

or

a
Revolving

Facility

Affiliate

of

a

Swingline

Lender

shall

not

cancel

or

reduce

any
Swingline

Commitment

of

that

Lender

or

its

Swingline

Affiliate

unless

a

Swingline
Commitment

of that Lender or its Swingline Affiliate

would exceed the Commitment

of
that Lender

immediately following

such

reduction, in

which

case

the

relevant

Swingline

Commitment

of

that

Lender

or

its

Swingline

Affiliate shall be

reduced by

such amount
as

is

necessary

to

ensure

that,

after

the

relevant

cancellation,

each

such

Swingline
Commitment does

not exceed

the Commitment of

that Lender.
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SECTION 5
COSTS OF UTILISATION
9. INTEREST
9.1 Calculation of interest – Term Rate Advance
The rate of interest on each Term Rate Advance

for an Interest Period is

the percentage
rate per annum

which is the aggregate of the applicable:
(a)

Margin;
(b)

Term Reference Rate; and
(c)

Term Reference Rate

CAS (if any).
9.2
Calculation of interest – Compounded

Rate Advance

(a)

The rate of interest on each Compounded

Rate Advance

for any day during an
Interest Period is the percentage rate per

annum

which is the aggregate of the
applicable:
(i)

Margin; and
(ii)

Compounded Reference Rate for that day.

(b)

If any day during an Interest Period for a Compounded

Rate Advance

is not an
RFR Banking

Day,

the rate

of interest

on that

Compounded Rate Advance

for that day
will be the rate applicable to the immediately

preceding RFR Banking Day.
9.3
Calculation of interest – Swingline

Advance

The

rate of interest

on each Swingline

Advance for each

Interest

Period shall accrue
from

day

to

day

and

is

(in

the

case

of

any

Dollar

Swingline

Advance)

the

Dollar

Swingline
Rate

or (in

the

case

of

any Euro

Swingline

Advance) the

Euro

Swingline

Rate.
9.4 Payment of interest

Each Borrower shall pay accrued interest on each Advance made to it on the last day of each Interest Period.

9.5 Default interest
(a)

If an Obligor fails to pay

any amount payable by it under a Finance

Document on its due
date, interest

shall accrue

on the

overdue amount

from the

due date

up to

the date

of actual
payment (both

before and after

judgment) at

a rate

1.00 per

cent.

higher

than

the

rate
which

would have

been payable

if

the overdue amount had,

during

the

period of

non-
payment,

constituted

an

Advance

(not

being

a

Swingline

Advance)

in

the

currency

of

the

overdue

amount

for

successive Interest

Periods, each

of a

duration selected

by
the

Facility Agent
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70-41048667

(acting

reasonably).

Any

interest

accruing

under

this

Claus
e 9. 5
shall

be
immediately payable by the relevant Obligor

on demand by the Facility Agent.
(b)

Default interest (if

unpaid) arising on an overdue

amount will

be compounded with

the
overdue

amount

at

the

end

of each

Interest

Period

applicable to

that overdue amount
but will remain immediately

due and payable.
9.6 Notification of rates of interest

(a)

The applicable Agent shall promptly

notify the Lenders, ABB

and the relevant
Borrowers of the determination

of a rate of interest under this Agreement.
(b)

The

applicable

Agent

shall

promptly

upon

a

Compounded

Rate

Interest
Payment being determinable

notify:

(i)

the

relevant

Borrowe
r
and

AB
B
of

that

Compounded

Rate

Interest
Payment;

(ii)

each relevant

Lender

of the

proportion of

that Compounded

Rate Interest
Payment

which

relates

to

that

Lender's

participation

in

the

relevant
Compounded Rate Advance; and
(iii)

the relevant Lenders, ABB and the relevant

Borrower of each applicable rate of
interest relating to

the determination of

that Compounded

Rate Interest Payment.

(c)

This

Claus
e 9. 6
shall

not

requir
e an y
Agent

to

make

any

notification

to

any
Party on a day which is not a Business

Day.
9.7 Minimum Interest
(a)

When entering

into this

Agreement, the

Parties have

assumed that

the

interest payable
hereunder is not

and will

not become

subject to Swiss

withholding tax. Therefore,

if

a
Tax

Deduction

is

required

by

law

to

be

made

in

one

of

the

circumstances

set

out

in
paragrap h (d )
of

Claus
e 13. 2 ( Ta
x

gross-up
)

and

if paragraph (c) of Clause 13.2 (
Ta x
gross-up
)

should

be

unenforceable

in

respect

of

a

Borrower

incorporated

in

Switzerland

or,

if

different,

resident

in Switzerland

for tax purposes, each Borrower
acknowledges and agrees

that:
(i)

the applicable interest rate in relation to that interest

payment shall be:

(A)

the

interest

rate

which

would

have

applied

to

that

interest

payment in the absence of this paragraph (a),

divided

by

(B)

one

(1)

minus

the

rate

at which

the

relevant

Tax Deduction

is
required

to

be

made

(where

the

rate

at

which

the

relevant

Tax
Deduction

is

required

to

be

made

is

for

this

purpose

expressed

as

a
fraction of (1) rather than as percentage);
(ii)

the

Borrower

shall:

(i
)
pay

the

relevant

interest

at

the

adjusted

rate

in
accordance with

paragraph (a)(i) above and (ii)

make the Tax

Deduction on the
interest so recalculated.
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70-41048667

(b)

To the extent

that paragraph

(a) above

applies,

each

Borrower shall

provide to

the Lenders
the documents

required by law or each applicable double taxation treaty for the Lenders to prepare claims

for the refund

of any Swiss

withholding

tax so deducted.

(c)

In this Clause, a reference

to a "Tax Deduction"

has

the same meaning given

to
the term in Clause 13.1 ( Definitions ).
10. INTEREST PERIODS

(a)

The

relevant

Borrower

may

select

an

Interest

Period

for

an

Advance

in

the
Utilisation Request.
(b)

Subject to this Clause 10, a Borrower may

select an Interest Period of:
(i)

in relation to any Advance (other than a Swingline Advance),

a period specified
in

the

applicable Reference

Rate

Terms

or

such

shorter

period

ending

on

the
Termination

Date or any

other period agreed between the relevant Borrower (or
ABB on its

behalf) and

the Facility

Agent (acting on

the instructions

of all

the
Lenders); or

(ii)

in

relation

to

any

Swingline

Advance,

a

period

not

exceedin
g five
Business Days.

(c)

An Interest

Period for

an Advance

shall not

extend beyond

the Termination Date.
(d)

Each Advance has one Interest Period only.

(e)

Any rules specified as

"Business Day

Conventions" in the applicable

Reference
Rate Terms for a Utilisation

or Unpaid Sum shall apply to each Interest

Period for that
Utilisation or Unpaid Sum.
11. CHANGES TO THE CALCULATION OF INTEREST
11.1 Market disruption
(a)

If

a

Market

Disruption

Event

occurs

i
n
relation

to

an

Advance

(other

than

a Dollar
Swingline Advance)

for any

Interest Period,

then the rate

of interest

on each

Lender's

share

of

that

Advance

for

the

Interest

Period

shall

be

the

percentage rate per

annum
which is the sum of:
(i)

the Margin; and
(ii)

th
e
weighted

average

of

rates

notified

to

the

Facility

Agent,

ABB

and

the
relevant Borrower

by each

Lender in

a certificate

(which sets

out

the

details of the
computation of the relevant rate

and shall be
prima facie

non-binding

evidence
of

the

same)

as

soo
n
as

practicable

and

in

any event before interest is due to
be

paid

in

respect

of

that

Interest

Period,

to

be

that

which

expresses

as

a
percentage rate per annum the cost to that

Lender

of

funding

its

participation

in

that

Advance

from

whatever

source it may reasonably select.
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70-41048667

(b)

In this Agreement

"
Market Disruption Event " means:
(i)

in relation to a Term

Rate Advance in Euro:
(A)

at

the

relevant

Quotation

Time

for

the

fixing

of

the

relevant
Screen Rate on

the relevant

Quotation Day for

that Advance,

the relevant
Scree n
Rate

is

not

available

and

it

is

not

possible

to calculate an
Interpolated Screen Rate for that Advance;

or
(B)

before close of

business in

London on the

Quotation Day

for the

relevant
Interest Period, the Facility Agent

receives notification(s)

from a Lender
or Lenders (whose participation(s)

in an Advance exceed 50 per cent. of
that Advance)

that the

cost

to it/them

of funding its/their

participation(s)
in that

Advance

from the

wholesale market

for Euro would

be in excess
of

the applicable Screen Rate;
(ii)

in relation to a Term Rate Advance in Dollars

and a Compounded Rate Advance,
before

the

Reporting

Time

for

that

Advance

the

Agent

receives
notification(s) from a Lender or Lenders

(whose participation(s) in

an

Advance
exceed

50

per

cent.

of

that

Advance
) tha t
the

cost

to
it/them

of funding

its/their

participation(s) in

that Advance

from the wholesale
market

for

the

relevant

currenc
y
would

be

in

excess o
f the applicable Market
Disruption Rate; and

(iii)

in relation

to a

Euro Swingline

Advance, on

the relevant

Utilisation Date,
the

relevant

Screen

Rate

is

not

available

to

determine

the

Euro
Swingline Rate.
11.2 Alternative basis of interest or funding

(a)

If a Market Disruption

Event occurs and

the Facility Agent

or ABB so

requires,
the Facility

Agent

and ABB

shall enter

into negotiations (for

a period

of not more

than
thirty days) with

a view

to agreeing a

substitute basis

for determining

the rate of interest.

(b)

Any

alternative

basis

agreed

pursuant

to

paragrap
h (a )
above

shall,

with

the
prior consent of the Majority Lenders and ABB, be binding

on all Parties.

(c)

If Clause

11.1

applies but any

Lender does

not notify a

rate to the

Facility

Agent
by the time stated in

paragraph (a)(ii) of

Clause 11.1 for the relevant Advance,

the rate of
interest shall be calculated on the basis of the rates notified by the remaining Lenders.
11.3 Break Costs

(a)

If an amount is specified as Break Costs

in the relevant Reference Rate Terms
for

a
n Advanc e
or

Unpaid

Sum
, th e
relevant

Borrower

shall,

withi
n
three

Business
Days of demand

by a Finance

Party, pay to that

Finance Party

its Break

Costs attributable
to all or any part

of an Advance or Unpaid

Sum

being paid by that

Borrower

on

a

day
other

than

the

last

day

of

an

Interest

Period for

that

Advance or Unpaid Sum.
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70-41048667

(b)

Each

Lender

shall,

as

soon

as

reasonably

practicable

after

a

demand

by

the Facility
Agent, provide

to ABB

and the

relevant Borrower

a certificate (which

shall

constitut
e
prima

faci
e
non-binding

evidence

of

the

matters

to

which

it

refers)

addressed

to

the

Facility

Agent,

ABB

and

the

relevant

Borrower confirming

the amount of its Break
Costs for

any Interest

Period in

which

they

accrue and

setting out

the manner

of

computing
such Break Costs.
12. FEES
12.1 Commitment Fee

(a)

ABB

shall

pay

to

the

Facility

Agent

(for

the

account

of

each

Lender)

a
commitment fee

in the

Base

Currency computed

at 35

per cent.

of the

applicable Margin
from time to time on that Lender's

Available Commitment.
(b)

The

accrued

commitment

fee

is

payable

on

the

last

day

of

each

successive

period of
three Months

commencing

from

the date

of this

Agreement and

on the

last

day

of

the
Availability

Period and, if

a Lender's Commitment is

cancelled in full, on the

date

such
cancellation becomes

effective in

respect of

the

amount

accrued in

respect of

that Lender's
Available Commitment immediately before

such cancellation.

(c)

No commitment

fee is payabl
e
to the

Facility

Agent (for

the account

of a

Lender)
on any Available Commitment of that Lender for any day on which that Lender is a
Defaulting Lender.
12.2 Utilisation Fee

(a)

ABB shall pay to the Facility Agent (for

the account of the Lenders
pro rata to
their

Commitments)

a

utilisation

fee

in

respect

of

the

Total

Outstandings
computed at the rate of:
(i)

0.075

per

cent.

per

annum

for

each

day

that

the

amount

of

the

Total
Outstandings

is

less

than

or

equal

to

33.33

per

cent.

of

the

Total
Commitments as at the date of this Agreement;
(ii)

0.15

per

cent.

per

annum

for

each

day

that

the

amount

of

the

Total
Outstandings is greater

than 33.33 per cent.

of the Total

Commitments but less
than or equal

to 66.66 per

cent. of the

Total Commitments as at the

date of this
Agreement; and
(iii)

0.30

per

cent.

per

annum

for

each

day

that

the

amount

of

the

Total
Outstandings is greater than 66.66 per cent. of

the Total

Commitments as at the
date of this Agreement.
(b)

The accrued utilisation fee is

payable on the last day of

each successive period of

three
Months

commencing

from

the

date

of

this

Agreement

and

on

the

Termination Date.
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12.3 Participation Fee

ABB

shall

pay

to

the

Facility

Agent

(for

the

account

of

the

Original

Lenders)

a
participation fee in the amount

and at the time agreed in a Fee

Letter.

12.4 Arrangement Fee
ABB shall pay to the Facility

Agent (for the account of the Mandated Lead

Arrangers)

an
arrangement fee in the amount and at the time agreed

in a Fee Letter.
12.5 Agency Fee

ABB shall pay to each Agent (for its own account)

an agency fee in the amount

and at
the times agreed in a Fee Letter.
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SECTION 6
ADDITIONAL PAYMENT

OBLIGATIONS
13. TAX GROSS UP AND INDEMNITIES
13.1 Definitions
(a)

In this Agreement:
"
Initial

Borrower

Jurisdiction
"

means

any

of

The

Netherlands,

the

United
States of America or Switzerland.
" Protected Party
" means a Finance Party which is or

will be, for or on account of Tax,
subject to any liability or required to

make any payment in relation to a sum received or
receivable

(or

any

sum

deemed

for

the

purposes

of

Tax

to

be

received

or

receivable)
under a Finance Document.
" Qualifying Lender " means:

(i)

in

respect of a

payment by

a Borrower

incorporated in Switzerland,

a
Lender which is a Qualifying Bank;

(ii)

in respect of a payment by a Borrower

incorporated in

the United

States
of America, a Lender which is:
(A)

created

or

organised

under

the

laws

of

the

United

States

of
America

or

of

any

state

(including

the

District

of

Columbia)
thereof; or
(B)

resident in a

jurisdiction having and

eligible for the

benefit of a

double
taxation

agreement

wit
h
the

United

States

of

America which makes
provision for full exemption from tax imposed by the

United

States

of
America

on

interest

and

which

does

not carry

on

a

business

in

the
United

States

of

America

through

a

permanent

establishment

with
which that Lender's

participation in the Facility

is effectively connected;
or
(C)

entitled

to

receive

payments

under

the

Finance

Documents

without
deduction

or

withholding of

any United States

federal

income taxes,
and

which

has

complied

with

any

procedural

requirements

within

its control
necessary

to

receive

such

payment

without

the

imposition

of United States
withholding tax; and

(iii)

in respect of a payment by a Borrower

incorporated in any jurisdiction
except the United States of America or Switzerland,

any Lender.
" Tax Credit
"

means a

credit

against, relief or remission for, or repayment

of
any Tax.
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70-41048667

" Tax Deduction
" means a deduction

or withholding for or on account of

Tax from a
payment under a Finance Document, other

than a FATCA

Deduction.
" Tax Payment
" means an increased payment made by

ABB or a Borrower to a Finance
Party under

Clause

9.7

(
Minimum

Interest
), Clause

13.2

(
Tax gross-up
)

or a

payment

made
by ABB or a Borrower under Clause 13.3 ( Tax indemnity ).
(b)

In

this

Claus
e 1 3
a

reference

to

"
determines
"

or

"
determined
"

means,

save where
expressly

stated

to

the

contrary,

a

determination

made in

the

absolute

discretion of the
person making the determination

acting in good faith.
13.2
Tax gros

s-up

(a)

ABB and each Borrower shall make all payments

to be made by it without

any
Tax Deduction,

unless a Tax Deduction is required by law.

(b)

ABB, a Borrower or a Lender

shall promptly upon becoming aware that ABB
or a

Borrower

(as the

case

may be)

must make

a Tax Deduction

(or that

there is

any

change
in the rate or the basis of a Ta

x

Deduction) notify the Facility Agent accordingly.

If the
Facility

Agent

receives

such

notification

from

a

Lender

it

shall

notify

ABB

and

the
relevant Borrower.
(c)

If a

Tax

Deduction is required

by law

to be

made by ABB or

a Borrower in

one of

the
circumstances set out in paragraph (d) below, the amount of the payment due from ABB
or

that

Borrower

shall

be

increased

to

an

amount

which

(after

making

any

Tax
Deduction)

leaves

an

amount

equal

to

the

payment

which would have been due if no
Tax Deduction

had been required.

(d)

The circumstances referred

to in paragrap
h
(c) above

are where

a person

entitled
to the payment:

(i)

is an Agent;
(ii)

is a Qualifying Lender; or

(iii)

was a Qualifying Lender at the time it became a Lender

but has ceased
to

be

a

Qualifying

Lender

to

the

extent

that

this

altered

status

results from

any

change

after

the

date

of

this

Agreement

in

(or

in

the

interpretation,

administration,

or

application

of)

any

law

or

double taxation agreement or
any published

practice or published

concession of

any relevant taxing authority.
(e)

If

ABB

or

a

Borrower

is

required

to

make

a

Tax

Deduction,

it

shall

make

that

Tax
Deduction and any

payment required in connection

with that Tax

Deduction within

the
time allowed and in the minimum

amount required by law.
(f)

Within 30 days of making either

a Tax Deduction or any payment

required in connection
with that Tax Deduction,

ABB or the

relevant Borrower

(as the case

may be) shall deliver
to the Facility Agent for the Finance Party entitled

to the payment

evidence

reasonably
satisfactor y
to

that

Finance

Party

that

the

Tax

Deduction

has

been

made

or

(as
applicable) any appropriate

payment paid

to

the relevant taxing authority.
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70-41048667

(g)

Each

Finance

Party,

ABB

and

the

Borrowers

shall

co-operate

in

completing

any
procedural formalities necessary for ABB

or a Borrower

to make a payment

to which the
Finance Party

is entitled

without a

Tax Deduction or

with a

reduced Tax Deduction.

Each
Finance Party shall on the reasonable

written request of

ABB

or

a

Borrower

complete

and

deliver

to

ABB

or

that

Borrower all

documentation reasonably required

by ABB
or that Borrower

in order

to enable

it

to

make

such

payments

without

a

Tax

Deduction
or

with

a

reduced

Tax

Deduction

(so

long

as

the

completion

or

delivery

of

such
documentation

would

not materially

prejudice the

legal or

commercial position

of

the
relevant Finance

Party).
13.3 Tax indemnity

(a)

ABB shall

(within three

Business

Days of

written demand

by the

Facility

Agent)
pay to a Protected Party

an amount equal

to the loss, liability or

cost which

that Protected
Party determines will be or has been (directly or indirectly)

suffered for or on account of
Tax by that Protected Party.

(b)

Paragrap
h (a )
above

shall

not

apply

with

respect

to

any

Tax

assessed

on

a
Finance Party:
(i)
(A)

under

the

law

of

the

jurisdiction

in

which

that

Finance

Party

is
incorporated or,

if different,

the jurisdiction

(or jurisdictions) in

which
that Finance Party is treated as resident for

tax purposes;
(B)

under

the

law of

the

jurisdiction in

which that

Finance Party's Facility
Office

is

located

in

respect

of

amounts

received

or

receivable in that
jurisdiction; or
(C)

arising by

reason of

the making

of

an Advance

to a

Borrower

in an

Initial

Borrower

Jurisdiction

under

the

law

of

such jurisdiction, except
to the extent

arising by reason

of a change in

law

or

in

any

regulation

occurring

after

the

date

of

this Agreement
,
provided

tha
t this
paragrap h (b)(i)(C )
shall

not apply to any Tax assessed or imposed on
an Agent,
if that

Tax

is imposed on

or calculated by

reference to the

net income received
or

receivabl
e
(but

not

an
y
sum

deemed

to

be

received

or

receivable) by that
Finance Party;
(ii)

which

is

compensated

for

by

Clause

9.7

(
Minimum

Interest
)

or
Clause

13.2

(
Tax

gross

up
)

(or

would

have

been

so

compensated but

for

an
exception to those Clauses); or
(iii)

which relates to a FATCA

Deduction required to be made by a Party.
(c)

A Protected

Party making,

or intending

to make

a claim

pursuant to

paragraph

(a)
above shall promptly notify the Facility Agent

of the event which will give,

or has given,
rise to

the

claim, following

which the

Facility

Agent shall

notify ABB.
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70-41048667

(d)

A Protected Party shall, on receiving a payment from ABB

under this Clause
13.3, notify

the Facility Agent.

13.4 Tax Credit
If ABB or a

Borrower makes a Tax Payment and the

relevant Finance Party determines

that:
(a)

a Tax Credit

is attributable to that Tax

Payment; and
(b)

that Finance Party has

obtained, utilised and retained

that Tax

Credit,
the Finance Party shall pay an amount to ABB (or

as the case may be) that Borrower which that
Finance Party determines, acting in good faith, will leave that Finance Party

(after that payment)
in the same after-Tax

position as it would have been in had

the Tax

Payment not

been made

by
ABB or that Borrower (as the case may

be).

The relevant Finance Party shall endeavour, acting
in good faith,

to obtain, utilise

and retain the

Tax Credit save

that it shall

not be

obliged

to disclose
any information

relating to its

tax or other affairs or

any computations in respect thereof.
13.5 Lender Status Confirmation
(a)

Each Original Lender herewith confirms and

represents that it is a Qualifying
Bank

and

each

Lender

which

becomes

a

Party

after

the

date

of

this

Agreement shall
confirm and represent in the documentatio n
which it executes

on becoming a Party

as

a
Lender that it is a Qualifying Bank.
(b)

Each New Lender that becomes a Lender after the date

of this Agreement shall indicate
in th e
documentation which

it executes

on becoming

a Party

as a

Lender,
and for

the

benefit of

the Facility

Agent and

without liability to

any Obligor,

whether
or not it is a Qualifying Lender.
(c)

If a New Lender fails to indicate its status

in accordance with this Clause 13.5

then

such
New

Lender

shall

be

treated

for

the

purposes

of

this

Agreement

(including by each
Obligor) as if it were not a Qualifying Lender until such time as it

notifies

the

Facility
Agent

to

the

contrary

(and

the

Facility

Agent,

upon receipt of such notification, shall
inform ABB).

For the

avoidance of

doubt the

documentation which

a Lender executes

on
becoming a

Party as

a Lender

shall

not be

invalidated by

any failure

of a

Lender to

comply
with this Clause 13.5.
13.6 Qualifying Lenders
Any

Lender

which

ceases, for

any

reason,

to

be a

Qualifying

Lender

shall promptly
notify ABB and the relevant Borrower(s)

of its change of status.

13.7 Stamp taxes
ABB shall pay

and, within

3 Business

Days of demand,

indemnify each Finance

Party against

any
cost, loss or liability

such Finance

Party incurs in relation

to all stamp

duty, registration and other
similar Taxes payable in

respect of any Finance

Document, but not in

respect of

any assignment
or

transfer

pursuant to

Claus
e 2 3 (
Changes

to

the
Lenders ).
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70-41048667

13.8
Value

added tax

(a)

All consideration

payable under

a Finance Document

by ABB or the

Borrowers
to a

Finance Party

shall be

deemed to

be exclusive

of any

VAT.

If
VAT
is

chargeable
on

any

supply

made

by

any Finance

Party to

any

Party in

connection with

a

Finance
Document, that Party shall pay to the

Finance Party (in

addition to and

at

the

same time
as

paying

the

consideration)

an

amount

equal

to

the

amount of the VA

T.
(b)

Where

a

Finance

Document

requires

ABB

or

the

Borrowers

to

reimburse

a Finance
Party for any

costs or expenses, ABB or the Borrowers

(as the case may be) shall also at
the same time pay and indemnify

that Finance Party

against all VAT

directly incurred by
that

Finance

Party

in

respect of

the costs

or

expenses save

to

the

extent

that

such
Finance

Part
y
reasonably

determines

that

i
t
is

entitled to repayment

or credit in

respect
of the VAT.
13.9
FATCA

Information

(a)

Subject to paragraph (c) below, each Party shall, within

ten Business Days

of a
reasonable request by another Party:
(i)

confirm to that other Party

whether it is:
(A)

a FATCA

Exempt Party; or
(B)

not a FATC

A

Exempt Party;
(ii)

supply

to

that

other

Party

such

forms,

documentation

and

other
information

relating

to

its

status

under

FATCA

as

that

other

Party

reasonably
requests

for

the

purposes

of

that

other

Party's

compliance

with FATCA.
(b)

If a Party confirms to

another Party pursuant

to paragraph

(a)(i) above

that it

is a FATC

A
Exempt Party

and

it subsequently

becomes aware

that

it

is

not

or has ceased

to

be

a
FATC

A

Exempt

Party,

that

Party shall notify

that other

Party

reasonably promptly.

(c)

Paragrap
h
(a) above

shall not oblige

any Finance Party

to do

anything which
would or might in its reasonable opinion constitute a breach of:
(i)

any law or regulation;
(ii)

any fiduciary duty; or
(iii)

any duty of confidentiality.

(d)

If

a

Party

fails

to

confirm

whether

or

not

it

is

a

FATCA

Exempt

Party

or

to supply
forms, documentation or

other information requested

in accordance with

paragraph (a)(i)
or

(a)(ii)

above

(including,

for

the

avoidance

of

doubt,

where

paragraph

(c)

above
applies), then such Party

shall be treated

for the purposes of the

Finance Documents (and
payments under them) as if it is not

a FATCA
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70-41048667

Exempt

Party unti
l
such

time

as

the

Party in

question provides

the requested
confirmation, forms, documentation

or other information.
(e)

If

a

Borrower

is

a

US

Tax

Obligor

or

the

Facility Agent

reasonably

believes

that

its
obligations

under

FATCA

or

any

other

applicable

law

or

regulation

require

it,

each
Lender shall, within ten Business

Days of:

(i)

where an

Original Borrower

is a

US Tax Obligor

and

the relevant

Lender
is an Original Lender, the date of this Agreement;

(ii)

where

a Borrower

is

a US

Tax

Obligor on

a

date

on which

any

other
Lender becomes a Party as a Lender, that date;

(iii)

the date a new US Tax

Obligor accedes

as a Borrower;

or

(iv)

where a Borrower is not

a US Tax

Obligor, the date of a request from
the Facility Agent,
supply to the Facility

Agent:
(1)

a withholding

certificate on

Form W-8, Form

W-9 or any
other relevant form;

or
(2)

any

withholding

statement

or

other

document,
authorisation

or

waiver

as

the

Facility

Agent

may

require

to
certify

or

establish

the

status

of

such

Lender

under FATCA
or that other law or regulation.
(f)

The

Facility

Agent

shall

provide

any

withholding

certificate,

withholding

statement,
document, authorisation

or waiver

it receives

from a

Lender pursuant

to

paragraph

(e)
above to the relevant Borrower.
(g)

If any withholding certificate, withholding statement, document, authorisation or waiver provided to

the Facility

Agent by

a Lender

pursuant to

paragraph (e)

above

is

or

becomes
materially

inaccurate

or

incomplete,

that

Lender

shall promptly

update

it

and
provide

such

updated

withholding

certificate, withholding statement,

document,
authorisation or waiver to the Facility

Agent unless it

is

unlawful

for

the

Lender

to

do
so

(in

which

case

the

Lender

shall promptly notify

the

Facility

Agent). The

Facility
Agent

shall

provide

any

such

updated

withholding

certificate,

withholding statement,
document, authorisation

or waiver to the relevant Borrower.
(h)

The

Facility

Agent

may

rely

on

any

withholding

certificate,

withholding

statement,
document, authorisation

or waiver

it receives

from a Lender

pursuant

to

paragrap
h (e ) o r
(g )
above without

further verification. Th
e
Facility

Agent shall

not

be

liable

for

any
action

taken

by

it

under

or

in

connection

with paragraphs

(e), (f) or (g) above.
13.10
FATCA

Deduction
(a)

Each Party

may make

any FATCA Deduction it is

required to

make by

FATCA,
and any payment required in connection

with

that FATC

A

Deduction, and

no
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70-41048667

Party

shall be

required

to

increase

any

payment

in

respect of

which

it

makes such a
FATC

A

Deduction or

otherwise compensate

the recipient

of the

payment

for that FATCA
Deduction.
(b)

Each Party shall promptly, upon becoming aware

that it must make a FATCA Deduction
(or that there is

any change in the

rate or the basis

of such FATCA

Deduction), notify the
Party to whom it

is making the payment

and, in addition, shall notify ABB,

the Facility
Agent and the other Finance Parties.
14. INCREASED COSTS
14.1 Increased costs
(a)

Subject

to

Claus
e 14. 3 ( Exceptions
)

ABB

shall,

within

3

Business

Days

of

a demand
by the Facility

Agent, pay for

the account

of a

Finance Party

the amount

of any Increased
Costs

incurred

by

that

Finance

Party

or

any

of

its

Affiliates

as

a

result

of

(i)

the
introduction of

or any

change in (or in the

interpretation or application

of)

any

law

or

regulation

or

(ii)

compliance

with

any

law

or regulation made after the date

of this
Agreement.
(b)

In this Agreement

"
Increased Costs " means:

(i)

a reduction in the rate of

return from the Facility or

on a Finance Party's
(or its Affiliate's) overall capital;

(ii)

an additional or increased cost; or
(iii)

a reduction

of any

amount due

and payable

under any

Finance Document,

which is incurred or suffered by a

Finance Party or any of its Affiliates

to the extent

that

it

is

attributable

to

that

Finance

Party

having

entered

into

its Commitment

or

funding

or

performing

its

obligations

under

any

Finance Document.
14.2 Increased cost claims

(a)

A Finance Party intending to make a claim pursuant

to Clause 14.1 (
Increased
costs
)

shall promptly notify

the

Facility Agent

of the event

giving rise

to

the claim,
following which the Facility

Agent shall promptly notify

ABB.
(b)

Each

Finance Party

shall, as

soon as

practicable after

a

demand by

the

Facility Agent
provide a

certificate confirming

the amount

of its

Increased Costs

with (subject

to any
rights

or

duties

of

confidentiality

the

relevant

Finance

Party

has

in

respect

of

such
information)

full supporting

details (which

certificate

shall constitute
prima facie non-
binding evidence of the matters to which it relates).
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14.3 Exceptions
(a)

Clause 14.1

(
Increased costs
) does not apply

to the extent any

Increased Cost
is:
(i)

attributable to a Tax Deduction required by law to be made by ABB or a Borrower
(ii)

compensated for by Clause 13.
3 ( Tax indemnity ) (or would have been
compensated

for

under

Claus
e 13. 3 (
Tax

indemnity
)

but

was

not

so
compensated

solely

because one

of

the

exclusions

in

paragrap
h
(b)

of Clause
13.3 ( Tax indemnity ) applied);
(iii)

not

payable

as

provided

in

Claus
e 23. 2 (
Conditions of

assignment or
transfer );
(iv)

attributable to the breach by the relevant

Finance Party or its Affiliates
of any law or regulation;
(v)

not notified to ABB within 3 months of

being incurred;
(vi)

attributable

to

the

implementation

or

application

of

or

compliance

with

the
"International

Convergence

of

Capital

Measurement

and

Capital

Standards, a
Revised Framework"

published by

the Basel

Committee on

Banking Supervision
in

June 2004 in

the form

existing on

the date

of this

Agreement ("
Basel II ") or
Basel III or CRD

IV in the form existing

on

the

date

of

this

Agreement

or

any
other

law

or

regulation

which implements Basel II or Basel III

or CRD

IV in
the form existing

on the date of

this

Agreement (whether

such

implementation,
application

or compliance is by

a

government, regulator,

Finance Party

or any
of

its Affiliates); or
(vii)

attributable to a FATCA

Deduction required to be made

by a Party.
(b)

In this Clause

14.3:
(i)

a reference

to

a "
Tax Deduction
" has the

same meaning

given to

the
term in Clause 13.1 ( Definitions ); and
(ii)

"
Basel III " means:
(A)

the

agreements

on

capital

requirements,

a

leverage

ratio

and

liquidity
standards contained

in "Basel

III:

A global regulatory

framework

for

more

resilient

banks

and

banking

systems",

"Basel III: International
framework

for

liquidity risk

measurement,

standards

and

monitoring"

and

"Guidance

for national

authorities operating

the

countercyclical
capital

buffer"

published

by

the

Basel

Committee

on

Banking
Supervision

in

December

2010,

each

as

amended,

supplemented

or
restated as at the date of this Agreement;
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(B)

the

rules for

global systemically

important banks

contained in "Global
systemically

important

banks:

assessment

methodology

and

the
additional

loss

absorbency requiremen
t
–

Rules

text"

published by

the
Basel

Committee

on

Banking

Supervision

in

November

2011,

as
amended, supplemented or restated

as at the

date of this Agreement; and
(C)

any

further

guidance

or

standards

published

by

the

Basel
Committee on Banking Supervision relating to "Basel III" as at the date of this Agreement.
(iii)

"
CRD IV " means EU CRD IV and UK CRD IV.
(iv)

"
EU CRD IV " means:
(A)

Regulation (EU)

No

575/2013 o
f
the

European Parliament

and of

the
Council

of

26

June

2013

on

prudential

requirements

for

credit
institutions and investment firms; and
(B)

Directive

2013/36/EU

of

the

European

Parliament

and

of

the Council
of

26

June

2013

on

access

to

the

activity

of

credit

institutions and
the

prudential supervision of credit

institutions and

investment

firms,

amending

Directive

2002/87/EC

and repealing

Directives

2006/48/EC
and 2006/49/EC.
(v)

"
UK CRD IV " means:
(A)

Regulation (EU) No 575/2013 of the European Parliament

and
of

the

Council

of 26

June 2013

on

prudential requirements

for credit

institutions

and

investment

firms

as

it

forms

part

of domestic law
of the

United Kingdom by

virtue of

the European

Union (Withdrawal)
Act 2018 (the " Withdrawal Act ");
(B)

the

law

of

the

United

Kingdom

or

any

part

of

it,

which
immediately

before

IP

completion

day

(as

defined

in

the

European
Union

(Withdrawal

Agreement)

Act

2020)

implemented

Directive
2013/36/EU of

the European Parliament and

of the

Council of

26 June
2013 on access to

the activity of credit

institutions

and

the

prudential

supervision

of

credit

institutions and investment firms,

amending
Directive 2002/87/EC

and

repealing

Directives

2006/48/EC

and
2006/49/EC and its implementing measures; and
(C)

direct

EU

legislation

(as

defined

in

the

Withdrawal

Act),

which
immediately

before

IP

completion

day

(as

defined

in

the

European
Union (Withdrawal Agreement)

Act 2020) implemented EU

CRD IV as
it forms

part of

domestic law

of the

United

Kingdom

by

virtue

of

the
Withdrawal Act.
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15. OTHER INDEMNITIES
15.1 Currency indemnity
(a)

If

any

sum

due

from

ABB

or

a

Borrower

under

the

Finance

Documents

(a "
Sum "),
or any order,

judgment

or award

given or made in relation to a Sum, has to

be converted
from the

currency

(the "
First

Currency
")

in

which that

Sum is

payable

into

another
currency (the " Second Currency ") for the purpose of:
(i)

making

or

filing

a

claim

or

proof

against

ABB

or

any

of

the

Borrowers;

(ii)

obtaining

or

enforcing an

order,

judgment

or

award

in relation

to

any
litigation or arbitration proceedings,

ABB or that Borrower

(as the case may be) shall as

an independent

obligation,
within 3 Business Days

of demand, indemnify

each Finance Party to

whom that Sum is
due

against

any

cost,

loss

or

liability

arising

out

of

or

as

a

result

of

the

conversion
including

any discrepancy

between

(A) the

rate

of exchange

used to convert

that Sum
from the First

Currency into the Second Currency and

(B) the rate

or rates of

exchange
available to that person at

the time of its receipt

of that Sum.
(b)

ABB

and

each

Borrower waives

any

right

it

may

have in

any

jurisdiction

to

pay any
amount under

the Finance

Documents in

a currency

or currency

unit other than

that in
which it is expressed to be payable.
15.2 Other indemnities
ABB

shall

indemnify

each

Lender

upon

presentation

of

duly

documente
d evidence
thereof against any cost, loss or liability

directly incurred by that Lender

as a result of:

(a)

the occurrence of any Event

of Default (but excluding

any costs of enforcement
save as provided in Clause 17.3 ( Enforcement costs ));

(b)

a

failure

by

ABB

or
a
Borrower

to

pay

any

amount

due

under

a

Finance
Document on

its due

date, including

without limitation,

any cost,

loss or

liability arising
as a result of Clause 28 ( Sharing among the Lenders );
(c)

funding,

or

making

arrangements

to

fund,

its

participation

in

an

Advance

requested
by a Borrower

in a Utilisation

Request but

not made by

reason of

the operation

of any

one
or more of the provisions

of this Agreement (other than by reason of default, negligence or wilful misconduct by that Lender alone);

or

(d)

an

Advance

(or

part

of

an

Advance)

not

being

prepaid

in

accordance

with

a
notice of prepayment given by a Borrower.
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15.3 Indemnity to the Facility Agent

ABB

shall

promptly

indemnify

the

Facility

Agent,

upon

presentation

of

duly
documented evidence thereof,

against any

reasonable

cost, loss

or liability

properly and

directly
incurred by the Facility Agent (acting

reasonably) as a result of:
(a)

investigating any event which it reasonably

believes is a Default; or
(b)

entering into or performing

any foreign exchange contract

for the purposes

of
Clause 6 ( Optional Currencies ); or
(c)

acting

or

relying

on

any

notice,

request

or

instruction

which

it

reasonably
believes (after due enquiry)

to be genuine, correct

and appropriately

authorised.

16.
MITIGATION BY THE LENDERS
16.1 Mitigation
(a)

Each Finance Party shall, in consultation with

ABB, take all reasonable steps

to mitigate
any circumstances which

arise and which

would result in any

amount becoming

payable

under

or

pursuant

to,

or

cancelled

pursuant

to,

any

of

Clause 8.
1 ( Lender Illegality ),
Claus e 1 3 ( Tax Gros s
Up

an
d Indemnities
)

or Clause 14.
1 (
Increased

costs
)

or which
would result

in any

increased amount being

payable

under

this

Agreement

by

reason
of

a

change

in

the

reserve requirements

imposed

by

the

European

Central

Bank
after

the

date

of

this

Agreement including (but not

limited to) transferring

its rights and
obligations under

the

Finance

Documents

to

another

Affiliate

or

Facility

Office

(in
each

case in accordance with the terms hereof)

and, in such circumstances a Lender

will,
at

the

request

of

ABB

but

subject

to

ABB

indemnifying

it

for

the

costs

of so

doing,
transfer

its

rights

and

obligations

under

the

Finance Documents

to another

Lender.

(b)

Paragraph (a)

above

does not

in any way limit

the obligations of the Obligors
under the Finance Documents.

16.2 Limitation of liability
(a)

ABB

shall

indemnify

each

Finance

Party,

upon

presentation

of

duly

documented
evidence

thereof,

for

all

costs

and

expenses reasonably

and

directly incurred

by

that
Finance Party as a result of steps

taken by it under Clause 16.1

(
Mitigation ).
(b) A
Finance Party

is

not obliged

to take

any steps

under Clause

16.1 (
Mitigation ) (other
than a transfer of its

rights and obligations to another Lender where ABB indemnifies it for the cost of so doing)

if, in the opinion

of that Finance Party (acting reasonably),

to do
so could

reasonably be expected to be prejudicial

to
it.
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17. COSTS AND EXPENSES
17.1 Transaction expenses
ABB shall, within

10 Business Days

of demand, pay (subject

to presentation of duly

documented

evidence

thereof) the

Agents

the

amount

of

all

costs

and

expenses (including legal

fees)
reasonably and directly incurred

by any

of them

in connection with

the negotiation, preparation,
printing, execution and syndication

of:
(a)

this Agreement and any other documents referred

to in this Agreement; and
(b)

any other Finance Documents executed after the

date of this Agreement.
17.2 Amendment costs

If (a) ABB requests an amendment, waiver

or consent or (b) an amendment

is required
pursuant to Clause 29.10

(
Change of currency
), ABB shall,

within 3 Business Days of demand,
reimburse the

Facility Agent,

upon

presentation of

duly

documented

evidence thereof,

for

the
amount of all

costs and expenses (including legal

fees) reasonably and directly

incurred

by

the
Facility Agent and

which have previously been

agreed with

ABB

in

responding

to,

evaluating,
negotiating

or

complying

with

that

request

or requirement.
17.3 Enforcement costs

ABB shall, within 3 Business

Days of demand, pay to each Finance Party

the amount
of all costs

and expenses

(including legal

fees) directly

incurred by

that Finance

Party at any

time
after

the

service

of

a

notice

by

the

Facility

Agent

under

Clause 22.10 (
Acceleration
)

in
connection

with

the

enforcement

of,

or

the

preservation

of

any

rights

under,

any

Finance
Document.
18. GUARANTEE AND INDEMNITY
18.1 Guarantee and indemnity
The Guarantor irrevocably and unconditionally:

(a)

guarantees to each Finance

Party punctual performance

by each Borrower

of all
that Borrower's obligations under the

Finance Documents;

(b)

undertakes with each Finance Party

that whenever a Borrower

does not pay

any
amount

when

due

under

or

in

connection

with

any

Finance

Document,

the

Guarantor

shall

immediately

on

demand

pay

that

amount

as

if

it

was

the principal obligor;
and
(c)

agrees

with

each

Finance

Party

that

if

any

obligation

guaranteed

by

it

is

or

becomes
unenforceable,

invalid

or

illegal,

it

will,

as

an

independent

and

primary

obligation,
indemnify that

Finance Party

immediately on

demand against

any cost, loss or liability
it

incurs

as

a

result

of

a

Borrower

not

paying

any

amount

which

would,

but for

such
unenforceability,

invalidity

or

illegality,

have

been

payable

by

it

under

any

Finance
Document on

the

date

when it

would have

been

due.

The

amount

payable

by

the

Guarantor
under this

indemnity will

not exceed
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the amount it would

have

had

to pay under

this Clause

18 if the

amount claimed

had been
recoverable on the basis of a guarantee.
18.2 Continuing guarantee
This guarantee

is a

continuing guarantee

and will

extend to

the ultimate

balance of

sums
payable by any Borrower

under

the Finance Documents,

regardless of any

intermediate

payment
or discharge in whole or in part.
18.3 Reinstatement
If any discharge, release or arrangement (whether in respect of the obligations of any
Borrower or any security

for those obligations or otherwise)

is made by a Finance

Party in whole
or in part on the basis

of any payment, security or other disposition

which is avoided

or

must

be
restored

in

insolvency,

liquidation,

administration

or

otherwise, without limitation, then

the
liability of the Guarantor under this Clause 18

will continue or be

reinstated as

if the

discharge,
release or arrangement had not occurred.
18.4 Waiver of defences

The obligations of the Guarantor under

this Clause 18 will not be affected by any act,
omission, matter or thing which, but for this Clause,

would reduce, release or prejudice

any of

its
obligations under

this Clause

18 (without

limitation and

whether or

not known

to it or any Finance
Party) including:
(a)

any time, waiver or consent granted to, or composition

with, any Borrower or
other person;
(b)

the

release

of

any

Borrower

or

any

other

person

under

the

terms

of

any
composition or arrangement with any

creditor of any member of the

Group;

(c)

the taking, variation,

compromise, exchange,

renewal or

release of, or

refusal or
neglect to

perfect, take

up or enforce,

any rights

against, or security

over assets of, any
Borrower or other person or any non-presentation or non-observance of any formality

or
other requirement

in respect of any

instrument or any

failure to realise the

full value

of
any security;
(d)

any incapacity or lack of power, authority or legal personality of or dissolution or change in the members or status of a Borrower

or any other person;
(e)

any

amendment,

novation,

supplement,

extension,

restatement

(however
fundamental and whether

or not

more onerous)

or replacement of any

Finance Document
or any other document

or security including

without limitation

any change in the purpose
of,

any

extension of

or

any increase

in

any

facility

or the

addition

of

any new

facility
under any Finance

Document or other

document or security;
(f)

any

unenforceability,

illegality

or

invalidity

of

any

obligation

of

any

person
under any Finance Document

or any other document or security; or

(g)

any insolvency or similar

proceedings.
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18.5 Immediate recourse

The Guarantor waives

any right it

may have of

first requiring any

Finance Party

(or any
trustee or agent on its behalf)

to proceed against or enforce any other rights or security or claim
payment

from

any

person

before

claiming

from

the

Guaranto
r
under

this Clause 18.

This
waiver applies irrespective of any law or any provision

of a Finance Document to the contrary.
18.6 Appropriations

Until

all

amounts

which

may

be

or

become

payable

by

the

Borrowers

under

or

in
connection

with

the

Finance

Documents

have

been

irrevocably

paid

in

full,

each

Finance
Party (or any trustee or agent on its behalf) may:
(a)

refrain from applying or enforcing any other moneys, security or rights

held or received
by that Finance Party (or any

trustee or agent on its behalf) in

respect of those amounts,
or apply

and enforce

the same

in such

manner and

order as it sees

fit (whether

against
those amounts or otherwise) and

the Guarantor shall not

be entitled

to the benefit of the
same; and
(b)

hold

in

an

interest-bearing

suspens
e
account

any

moneys

received

from

the
Guarantor or on account of the Guarantor's liability under

this Clause.

18.7
Deferral of Guarantor's

rights
Until

all

amounts

which may

be or

become

payable by

the

Borrowers

under

or

in

connection
with

the

Finance

Document
s
have

been

irrevocably

paid

in

full

or

the Facility

Agent
otherwise directs,

the

Guarantor will

not

exercise any

rights

which it may

have

by

reason

of

performance

by

it

of

its

obligations

under

the

Finance Documents or

by reason

of any
amount being payable ,
or liability arising, under this Clause

18:
(a)

to be indemnified by a Borrower;

(b)

to take the benefit (in whole or in part and whether

by way of subrogation or
otherwise) of

any rights

of the

Finance Parties

under the Finance Documents or

of any
other

guarantee

or

security

taken

pursuant

to,

or

in

connection

with,

the

Finance
Documents by any Finance Party;
(c)

to

bring

legal

or

other

proceedings for

an

order requiring

any

Borrower

to

make any
payment,

or

perform

any

obligation,

in

respect

of

which

it

has

given

a guarantee,

undertaking

or

indemnity

under

Clause 18.1 (
Guarantee

and
indemnity );
(d)

to exercise any right of set-off against any Borrower;

and/or

(e)

to claim or

prove as

a creditor of

any Borrower

in competition

with any Finance
Party.

If the Guarantor receives any benefit, payment or distribution in relation to such

rights
it shall

hold that

benefit, payment

or distribution to

the extent

necessary to

enable all

amounts
which

may

be

or

become

payable

to

the

Finance

Parties

by

the

Borrowers
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70-41048667

under or

in connection with

the Finance Documents

to be repaid in

full on trust for

the Finance
Parties and shall promptly pay or transfer the same to the Facility Agent or as the Facility Agent may direct

for application in accordance

with Claus
e 29 ( Payment Mechanics ).
18.8 Additional security

This guarantee

is in addition

to and is not

in any way

prejudiced by any

other guarantee
or security now or subsequently held by any Finance

Party.
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SECTION 7
REPRESENTATIONS,

UNDERTAKINGS AND EVENTS OF DEFAULT
19. REPRESENTATIONS

ABB (in respect of itself and, where specified, each

Group Company or each Material
Subsidiary)

and

each

Borrower

(in

respect

of

itself)

makes

the

representations

and

warranties
set out in

this Clause

19 to each

Finance Party on

the date of

this Agreement.
19.1 Status

(a)

It is a corporation, duly

incorporated and validly

existing under the law of its
jurisdiction of incorporation.

(b)

It

and

each Group Company has the

power to

own its

assets and carry

on its
business as it is being conducted.

19.2 Binding obligations
The obligations

expressed to be assumed

by it in each Finance Document are,

subject to the
Reservations, legal,

valid, binding and enforceable obligations.
19.3 Non-conflict with other obligations

The

entry

into

and

performance

by

it

of,

and

the

transactions

contemplated

by,

the
Finance Documents to which it is a party

do not conflict with:
(a)

any law or regulation applicable to it;
(b)

its constitutional documents; or

(c)

any agreement or instrument

binding

upon it or any

Group Company or any of
their assets,
and, in the case of paragraph (c) on any

repetition after the date

of this Agreement, in a
manner that could reasonably be expected to have a Material Adverse Effect.

19.4 Power and authority
It has the power

to enter into, perform

and

deliver, and has taken all

necessary action

to

authorise
its

entry

into,

performance

and

delivery

of,

the

Finance

Documents

to which

it is a party and
the transactions

contemplated by those Finance Documents.
19.5
Validity

and admissibility in evidence

All Authorisations required by ABB and each Borrower (including,

in the case of any
Dutch Borrower, and if applicable, any works council advice):

(a)

to

enable

it

lawfully

to

enter

into,

exercise

its

rights

and

comply

with

its
obligations in the Finance Documents

to which it is a party; and

(b)

to make the Finance Documents to

which it is a party

admissible in evidence

in
its jurisdiction of incorporation,
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have been obtained or effected and are in full force

and effect.
19.6 Insolvency
Neither

it

nor

any

Material

Subsidiary

has

taken

any

action

nor

(s
o
far

it

is

aware,

having
made

all

due

enquiry)

have

any

steps

been

taken

or

legal

proceedings

been started

against it
for winding-up, dissolution or re-organisation, the enforcement of any Security over its assets or for

the

appointment

of

a

receiver,

administrative

receiver,

or

administrator,

trustee

or

similar
officer of it or any of its assets.
19.7 No default
(a)

No Default is continuing.
(b)

No other event

or circumstance is

outstanding which

constitutes a default

under any

other
agreement or instrument which is binding on

a Group Company or to which their assets
are subject

which has

had or

could reasonably

be expected to have

a Material

Adverse
Effect.
19.8 No misleading information
(a)

Any

factual

information

contained

in

any

document

forming

part

of

the
Information Package was

true and accurate in

all material respects as at

the date

of the
relevant document.
(b)

Nothing

has

occurred

or

been

omitted

from

the

Information

Package

and

no
information has

been given

or withheld

that results in

the information

contained in

the
Information Package being untrue or misleading in any material respect as at the date of the relevant document.
19.9 Financial statements
(a)

The

Original

Financial

Statements

were

prepared

in

accordance

with

GAAP
consistently applied.
(b)

The

Original

Financial

Statement
s
fairly

present

in

all

material

respects

the
consolidated financial

condition and

operations of

the Group

or the

financial

condition
and

operations

of

the

relevant

Original

Obligor

in

respect

of

the relevant financial
year.
(c)

Each

of

the

latest

audited

consolidated

financial

statements

required

to

be

delivered
under

paragrap
h (b )
of

Claus
e 20. 1 (
Financial

statements
)

fairly presents

in all
material respects the

financial position

of the

Group as

at the

date to

which

they

were
prepared and for the period then ended.
(d)

Each

of

the

latest

set

of

unaudited

consolidated

financial

statements

required

to

be
delivered

under

paragrap
h
(c)

of Claus
e 20. 1 (
Financial

statements
)

fairly presents

in
all

material

respects the

financial

condition

of the

Group as

at

the date to

which they
were prepared

and for the period then ended.
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19.10
No Material Adverse

Effect
Since

the

date

of

the

most recent

annual audited

accounts of

the

Group, no

event

or
events have occurred which have had a

Material Adverse Effect.

19.11 Pari passu ranking
Its payment obligations under the Finance Documents rank at least pari passu with the claims of all its other unsecured and unsubordinated creditors,

except for obligations

mandatorily preferred
by law applying

to companies generally.
19.12 No proceedings pending or threatened

No litigation, arbitration or

administrative proceedings

of or before any court, arbitral
body or agency

which could reasonably be expected to

have a Material Adverse Effect have (to
the

best of its

knowledge and belief)

been started o
r threatened against any Group Company.
19.13 Environmental Compliance

Each Group Company has complied in all respects

with all Environmental Law save

to
the

extent

that non-compliance

could

not

reasonably

be

expected

to

have

a

Material

Adverse
Effect.
19.14 Sanctions
(a)

No Obligor is and, to the knowledge of the Obligors,

none of their respective
directors or executive officers are, a Restricted

Party.
(b)

Each

Obligor

has

instituted

and

maintains,

and

will

continue

to

maintain,
policies

and

procedures

reasonably designed

to

promote

and

achieve
compliance with Economic

Sanctions Laws.
19.15 Anti-corruption and anti-bribery laws and regulations
No Obligor nor, to the best of the knowledge of the Obligors, none of their respective director s
or

executive

officers,

in

connection

with

this

Facility

and/or

the

proceeds arising
hereunder, engages in

any activity or conduct which

would cause any

Lender to be in breach of
any applicable anti-bribery

or anti-corruption

law or regulation.

Each Obligor

has

instituted

and
maintains,

and

will

continue

to

maintain,

policies

and procedures

reasonably

designed

to
promote

and

achieve

compliance with

applicable anti-corruption

laws.
19.16 Repetition
(a)

The

representations

and

warranties

in

Claus
e 19. 1 ( Status
)

to

Claus
e 19.4
(
Power

and

authority
),

Clause

19.14

(
Sanctions
)

and

Clause

19.15

(
Anti-
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corruption and

anti-bribery

laws and regulations
) are

deemed to be

made

by

each
Obligor by reference to the facts and circumstances then existing:
(i)

in the case of

Clause 19.1 (
Status ) to Clause 19.4 ( Power and authority ), on the
date of each Utilisation Request

and the first day of each Interest

Period; and
(ii)

in

the

case

of

Clause

19.14

(
Sanctions
)

and

Clause

19.15

(
Anti-
corruption and

anti-bribery

laws and regulations
), on the

date of

each Utilisation
Request.
20. INFORMATION UNDERTAKINGS

The undertakings in this

Clause 20 remain in force

from the date of

this Agreement for
so long

as any

amount is

outstanding under

the Finance

Documents or

any Commitment

is in
force.
20.1 Financial statements

(a)

ABB and each Borrower shall supply to the Facility

Agent (in sufficient

copies
for all

the Lenders,

if the

Facility Agent

so requests)

as

soon as

the same

become

available,
but in any event within

120 days after the

end of each of

its financial

years (in the case of
ABB)

and

within

150

days

(in

the

case

of

each

Borrower), its

statutory

audited

unconsolidated

annual

financial

statements

for

that financial year

(if prepared

by
such Borrower).
(b)

ABB shall

supply to

the

Facility Agent

(in sufficient

copies

for

all

the Lenders, if

the
Facility Agent so

requests) as soon

as the

same become available,

but in any event

before
the

date

falling

120

days

after

the

end

of

each

of

its

financial

years,

its

audited
consolidated annual financial statements.
(c)

ABB shall

supply to

the

Facility

Agent (in

sufficient copies

for

all the

Lenders, if

the
Facility Agent so

requests) as soon

as the

same become available,

but in any event

within
45

days

after

the

end

of

each

quarter of

each

of

its

financial

years

(except

the

fourth
quarter) its unaudited

consolidated financial statements for that quarter

and the

year-to-
date period then ended.
20.2 Requirements as to financial statements

Each

Borrower

shall

procure

that

each

set

of

financial

statements

delivered

by

it
pursuant to Clause 20.1 ( Financial statements
) is prepared using GAAP.

20.3
Information:

miscellaneous
ABB shall supply to the Facility Agent

(in sufficient copies for all the Lenders,

if the Facility
Agent so requests):

(a)

all documents dispatched by it to its shareholders (or

any class of them) or its
creditors generally at the same time as they are dispatched;

(b)

promptly upon becoming

aware of them,

the details

of any litigation,

arbitration
or administrative

proceedings

which are

commenced

against one

or more

Group
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70-41048667

Companies and which

could reasonably be

expected to have

a Material Adverse

Effect;
and
(c)

promptly,

such

further

information

regarding

the

financial

condition,

business

and
operations of any Obligor or any other

Material Subsidiary as any Finance Party (acting
through the Facility

Agent) may reasonably request.
20.4 Notification of default
ABB and each Borrower shall notify the

Facility

Agent of any Default

(and the steps,
if any,

being taken to remedy

it) promptly upon becoming aware of its occurrence.

20.5 Material Subsidiaries
ABB shall supply to the Facility Agent, with

each set of financial

statements delivered

by it
pursuant to paragraph (b) of Clause

20.1 (
Financial statements ), either:
(a)

a complete and up to date list

of Material Subsidiaries

at that time; or
(b)

written confirmation that

the list of

Material Subsidiaries

contained in Schedule
8 ( Material Subsidiaries
) is complete and

up to date at that time.
20.6 Use of Websites
(a)

Any

Obligor

may

satisfy

its

obligation

under

this

Agreement

to

deliver

any
information in

relation

to those

Lenders (the

"
Website Lenders
") who

accept

this method
of

communication by posting this information

onto

an

electronic

website designated

by
ABB and

the Facility Agent (the

"
Designated Website ")
if:
(i)

the Facility

Agent expressly agrees (after consultation with each of the Lenders)
that

it

will

accept communication

of

the information

by

this

method;
(ii)

both

ABB and

the Facility

Agent are

aware of the

address of

and

any
relevant password specifications for the Designated

Website; and

(iii)

the information is in a format previously agreed between

ABB and the
Facility Agent.

If

any

Lender

(a

"
Paper

Form

Lender
")

does

not

agree

to

the

delivery

of
information electronically

then the

Facility Agent

shall notify ABB

accordingly

and ABB
shall supply

the

information

to the

Facility

Agent

(in sufficient

copies

for each

Paper Form
Lender) in paper

form.

In any event

ABB

shall supply

the

Facility Agent

with at

least one
copy in paper form of any information

required

to be provided by it.
(b)

The Facility

Agent shall

supply each

Website Lender with

the address

of and

any

relevant
password

specifications

for

the

Designated

Website

following designation of

that
website by ABB and

the Facility Agent.

The Facility Agent

shall

notify

each

Website

Lender

when

any

document

is

posted

to

the Designated

Website.
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70-41048667

(c)

ABB shall promptly upon becoming aware of its occurrence

notify the Facility
Agent if:
(i)

the Designated Website cannot be accessed due to technical failure;
(ii)

the password specifications for the Designated

Website change;
(iii)

any

new

information

which

is

required

to

be

provided

under

this
Agreement is posted onto the Designated

Website;
(iv)

any existing

information which

has

been provided

under this

Agreement
and posted onto the Designated Website is amended;

or
(v)

ABB becomes

aware

that

the

Designated Website

or

any

information
posted

onto

the

Designated

Website

is

or

has

been

infected

by

any
electronic virus or similar software.
If

ABB notifies the

Facility Agent under

paragrap
h (c)(i ) or paragrap h
(c)(v)

above, all
information to

be provided

by

ABB under

this

Agreement

after the

date of

that notice
shall

be

supplied

in

paper form

unless

and

until

the Facility

Agent

and

each

Website
Lender

is

satisfied

that

the

circumstances

giving

rise

to

the

notification

are no

longer
continuing.
(d)

Any

Website

Lender may

request, through

the

Facility Agent,

one paper

copy of

any
information

required

to

b
e
provided

under

this

Agreement

which

is posted onto the
Designated Website.

ABB shall

comply with any

such request within

ten Business

Days.
20.7

"
Know your customer " checks
(a)

If:
(i)

the

introduction

of

or

any

change

in

(or

in

the

interpretation,
administration

or

application

of)

any

law

or regulation

made

after

the date of
this Agreement;
(ii)

any

change

in

the

status

of

an

Obligor

or

the

composition

of

the
shareholders of an Obligor after the date

of this Agreement;

or
(iii)

a proposed assignment or

transfer by a Lender

of any of

its rights and/or
obligations under this Agreement to

a party that is not a Lender

prior to such
assignment or transfer,
obliges any Agent

or any Lender

(or, in the case

of paragraph (iii) above,

any prospective
new

Lender)

to

comply

with

"know

your

customer"

or

similar

identification
procedures in circumstances

where the necessary

information is not already available to
it, each Obligor shall promptly upon the request

of that Agent or

any

Lender

supply,

or
procure the

supply of

(t
o
the extent

that the relevant

information is

not already

available
to

the

applicable

Agent

or

Lender),

such

documentation

and

other

evidence

as

is
reasonably requested by

that Agent (for itself or on behalf of any

Lender) or any Lender
(for itself or, in the case of the event described in paragraph

(iii) above, on behalf of any
prospective new
10250237317-v15

70-41048667

Lender)

in

order

for

the

applicable

Agent,

such

Lender

or,

in

the

case

of

the event
described

in

paragraph

(iii)

above,

any

prospective

new

Lender

to

carry

out

and

be
satisfied

with

the

results

of

all

necessary

"know

your

customer"

or other

checks

in
relation to

any relevant

person pursuant

to the

transactions

contemplated in

the Finance
Documents.
(b)

Each Lender shall promptly upon the request of any Agent

supply, or procure the supply
of, such documentation

and other evidence

as is reasonably

requested by

that

Agent (for
itself)

in

order for

that

Agent to

carry

out

and

be

satisfied with

the

results

of

all
necessary

"know

your

customer"

or

other

checks

on Lenders

or

prospective new
Lenders pursuant to the transactions contemplated in the Finance Documents.
(c)

ABB shall, by not

less than 10 Business Days' prior written notice to the Facility Agent, notify the

Facility Agent

(which shall

promptly notify

the Lenders) of

its

intention

to
request

that

one

of

its

Subsidiaries

becomes

an

Additional Borrower pursuant

to
Clause 25 ( Changes to the Obligors ).
(d)

Following

the

giving

of

any

notice

pursuant

to

paragrap
h (c )
above,

if

the

accession
of

such

Additional

Borrower

obliges any

Agen
t
or

any

Lender to comply

with

"know
your

customer"

or

similar

identification

procedures

in circumstances

where

the
necessary

information

is

not

already

available

to

it, ABB

shall

promptly

upon

the
request of

that Agent or any Lender supply, or

procure the

supply of,

such documentation
and other

evidence as is reasonably

requested by that

Agent (for itself

or on behalf

of any
Lender) or any

Lender (for itself

or on behalf

of any prospective

new Lender)

in order

for
that Agent or

such Lender

or any

prospective

new Lender

to carry

out and

be satisfied

with
the

results

of

all

necessary

"know

your

customer"

or

other

checks

in

relation

to

any

relevant

person

pursuant

to

the

accession

of

such

Subsidiary

to

this Agreement

as
an Additional Borrower.
21. GENERAL UNDERTAKINGS
The undertakings in this

Clause 21 remain in force

from the date of

this Agreement for
so long

as any

amount is

outstanding under

the Finance

Documents or

any Commitment

is in
force.
21.1 Authorisations
Each Obligor

shall promptly

obtain, comply

with and

do all

that is

necessary

to maintain
in

full force

and

effect

any Authorisation

(including,

in

the

case

of

any

Dutch

Borrower, any
applicable

works

council

advice)

required

under

any

law

or

regulation

of

its

jurisdiction of
incorporation to enable

it to perform

its obligations under

the Finance Documents

and

to

ensure

the

legality,

validity

and

subject

to

the

Reservations enforceability

or

admissibility

in
evidence in

its

jurisdiction of

incorporation

of

any

Finance Document.
21.2 Compliance with laws
Each Obligor shall comply in all respects

with all laws (including, without

limitation,
Environmental

Law,

ERISA

and

the

Dutch

Financial

Supervision

Act

(
Wet

op

het
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70-41048667

financieel toezicht ) )
to which it may be

subject, if failure so to comply

would have

a Material
Adverse Effect.
21.3 Negative pledge
(a)

Neither

ABB

nor

any

Borrower

shall

(and

ABB

shall

procure

that

no

other
Group

Company will) create

or permit to subsist any Security over

any

of its

assets.
(b)

Paragraph (a) above does not apply to:
(i)

any

Security

over any bank

account in

favour of the bank

with which
such account

is held, in

each case

granted by

any Group Company

in the

ordinary
course of

its

banking arrangements

for

the purpose

of

netting

debit and

credit
balances;
(ii)

any Security arising by operation of

law;

(iii)

any Security

contained in a

contract for

sale or supply

entered into in

the
ordinary course of

trading, where

such Security

is granted

to such

seller

or, as

the
case may be,

supplier

and is limited

in recourse to

the asset sold or, as the case
may be, supplied;

(iv)

any Security over or affecting any asset

acquired by a Group

Company
after the date

of this Agreement if:

(A)

the Security was not created in

contemplation of the acquisition
of that asset by a Group Company;

and

(B)

the

principal

amount

secured

has

not

been increased

in
contemplation

of,

or

since

the

acquisition

of

that

asset

by

a Group
Company;
(v)

any Security

over or

affecting any

asset of

a Group

Company after

the date

of
this

Agreement,

where

the

Security

is

created

prior

to the

date

on which

that
Company becomes

a Group Company, if:
(A)

the Security was not created in contemplation

of the acquisition
of that company; and
(B)

the principal amount secured has

not increased in contemplation
of or since the acquisition of

that company;

(vi)

any

Security

provided

by

one

Grou
p
Company

(not

being

ABB)

to
another Group Company;

(vii)

any Security created in respect of

the Securitisations
provided that the
amounts so secured do not at

any time exceed USD

1,500,000,000 (or its
equivalent in another

currency or currencies);

(viii)

any Security

over the assets

of a Project

Company, any shareholder

loan made

to a Project Company or the shares in a Project Company where
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70-41048667

such

Security

was

created

for

the

purpose

of

securing

Indebtedness

incurred
to acquire

and/or develop

the assets

of such

Project Company

and where

such
Indebtedness constitutes

Project Finance

Indebtedness of

such Project

Company;
(ix)

any Security

securing Indebtedness incurred

by a

Group Company

to

refinance
Indebtedness

secured

by

Security

of

the

type

referred

to

in paragraphs

(iv) or
(v) above where

such first-mentioned

Security is

over

the

same

asset

and

is

of

the

same

type

as

such

second-mentioned

Security and

the conditions referred
to in

paragraph

(iv)

or,

as the

case may be,

(v)

above continue

to

be satisfied,
mutatis mutandis ; and
(x)

any

Security

not

falling

within

any

of

paragraph
s (i ) t o (ix )
above

inclusive
in respect of

assets having an aggregate

value not exceeding

10 per cent. of

the
aggregate

value

of

the

gross

assets

of

the

Group

(as

set

out

in

ABB's

most
recently published

annual

audited

consolidated

financial statements).
21.4 Claims Pari Passu
ABB shall

ensure that

at all

times the

claims of

the Finance

Parties against

each Obligor
under the Finance Documents rank

at least
pari passu
with the claims of

all its other unsecured
an d
unsubordinated

creditors

except for

obligations

mandatorily

preferred by law applying

to
companies generally.
21.5 Merger
No

Obligor

shall

enter

into

any

amalgamation,

demerger,

merger

or

corporate
reconstruction

save

where

the

Facility

Agent

is

satisfied,

acting

reasonably,

that

the relevant
Obligor's obligations

under the

Finance Documents

will continue

to be

the

legal, valid,

binding
and

(subject to

the Reservations)

enforceable

obligations

of

the

surviving entity.
21.6 Insurance

Each

Obligor shall

(and ABB

shal
l
ensure that

each Group

Company

will) maintain
insurances on and in

relation to its

business and assets with reputable

underwriters or insurance
companies

against

those

risks and

to the

extent

as is

usual for

companies

carrying on the

same
or substantially

similar

business

in the

relevant jurisdiction

and taking

into account

the availability
of insurance generally.
21.7 Restriction on Subsidiary Debt
ABB shall ensure that the aggregate amount of Total Gross Debt other than:
(a)

Project Finance Indebtedness;
(b)

Indebtedness owed by one Group Company to

another Group Company;
(c)

amounts borrowed

by a

finance

company which

is a

Group

Company and

which
are on-lent, and remain on-lent, to

an Obligor;
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70-41048667

(d)

amounts

borrowed

by

a

Group

Company

from

a

bank

to

which

cash-collateral (in

a
substantially equivalent amount)

has been granted by a Group

Company in respect

of the
relevant Group Company's

obligation to repay such amounts;

(e)

Indebtedness relating to any leases that

are not required to be treated as

finance
leases under US GAAP as at the date hereof;

(f)

any amounts

borrowed by a

Group Company which

constitute Total Gross

Debt
to the extent

such amounts

are borrowed

for the

purposes

of refinancing

other borrowings
constituting Total

Gross Debt

so long as

amounts so

borrowed are promptly

applied in
such manner; and

(g)

Indebtedness

in

respect

of

bonds,

commercial

paper

and/or

other

debt
instruments issued by Group Companies

that are

Capital Markets

Issuers,

of

Group

Companies

which

are

not

Obligors

shall

not

exceed

the

greater

of:

(i)
$2,500,000,000;

and (ii)

7.5

per cent.

of the

total assets

of the

Group

(as reflected

in

the

most recent
audited consolidated

annual financial

statements delivered

by ABB

under paragraph

(b) of

Clause
20.1 ( Financial statements )).
In

this

Claus
e
21.7

"
Total

Gross

Debt
"

means

the

aggregate

of

short-term

debt

(including
current

maturities

of

long-term

debt)

and

long-term

debt

as

reflected

in

the

most

recent

unaudited

quarterly

consolidated

financial

statements

or

audited consolidated

annual
financial

statements

delivered

by

ABB

under

paragraph

(b)

or

(c) of

Clause

20.1

(
Financial
statements ).
21.8 Change of business
ABB

shall

procure

that

no

substantial

change

is

made

to

the

business

o
f
the

Group
which would

result in

the general

nature

of the

business

of the

Group,

taken as

a whole,

being other
than the business of power and/or

automation technologies, and/or digital industries.
21.9 Economic Sanctions
No Borrower shall lend, invest,

contribute or otherwise

make available the proceeds

of
any Advance in a manner that would violate the Economic

Sanctions Laws.
22. EVENTS OF DEFAULT
Each

of

the

events

or

circumstances

set

out

in

Clause
s 22. 1 ( Non-payment
)

t
o 22.9
( Cessation of business ) inclusive is an Event of Default.
22.1 Non-payment
Any sum due from an Obligor or the Obligors under

this Agreement is not paid at the
time, at the place

at, and in the currency in

which, it is expressed to be

payable unless payment is
made within

3 Business Days of its due date and

the failure to pay is due solely to administrative
error or technical delays in the transmission

of funds.
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22.2 Other obligations

An Obligor does not comply

with any provision of the Finance Documents

(other than
those referred to

in Clause

22.1

(
Non-payment
)) and, if

the failure

to comply is

capable

of remedy,
it

is not

remedied

within 30

days

of the

Facility

Agent

giving notice

to

ABB of

the

failure

to
comply.
22.3 Misrepresentation
Any

representation

or

statement

made

or

deemed

(by

virtue

of

Clause

19.16
( Repetition
))

to

be

made

by

ABB

or

any

Borrower

in

this

Agreement

(other

than

a
representation

or

statement

made or

deemed

to be

made

pursuant

to

Claus
e
19.14

(
Sanctions )
or

Clause 19.15

(
Anti-corruption and

anti-bribery

laws an
d regulations
)) is

or proves

to

have
been incorrect or misleading in any respect when made or deemed to be

made

and,

where

the
circumstances

making

such

representation

or

statement

incorrect

or

misleading

are

capable
of

being

altered

so

that

such

representation

or

statement is

correct, such circumstances

are not
so altered within

30 days of

the Facility Agent

giving notice

to

ABB of

such

representation or
statement being incorrect.
22.4 Cross default

(a)

Any Indebtedness of all or any of the Group Companies

is not paid when due
nor within any originally applicable grace period.

(b)

Any Indebtedness of all or any of

the Group Companies has

(i) become capable
of

being

declared

and

is

declared

to

be

or

(ii)

otherwise

becomes

due

and payable,
in any

case, prior to

its specified maturity as

a result of

a default or

an event

of default
(however described).
(c)

Any commitment for any

Indebtedness

of all or any of

the Group Companies

is cancelled
or suspended by a

creditor of all or

any of the Group

Companies

as a result

of a default

or
an event of default (however described).
(d)

Any

creditor

of

all

or

any

of

the

Group

Companies

becomes

entitled

to

declare

any
Indebtedness of all or any of the Group

Companies due and payable prior

to its specified
maturity as a result of a default

or an event of default (however described).
(e)

No

Event

of Default

will

occur under

this

Clause

22.
4
if

(1)

the Indebtedness

falling
within paragraphs

(a) to (d)

is Project Finance Indebtedness,

intra-Group Indebtedness

or
Indebtedness under a Finance Document or

(2)

the aggregate amount

of

Indebtedness

or

commitment

for

Indebtedness

falling

within paragraphs (a) to (d) (excluding any
described in (1) above) above

is less than $100,000,000.
22.5 Insolvency

(a)

Any

Obligor

or

any

Material

Subsidiary

is

unable

or

admits

in

writing

an
inability to pay

its debts

as they fall due,

suspends making payments on any of its debts
or, by reason of actual or anticipated financial difficulties, commences negotiations with one or more of its creditors

with a view to rescheduling any of its indebtedness.
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70-41048667

(b)

A moratorium is declared

in respect of any

indebtedness of any

Obligor or any
Material Subsidiary.

22.6 Insolvency proceedings
Any corporate

action, legal proceedings or other

procedure or step

is taken in relation

to:
(a)

the

suspension

of

payments,

a

moratorium

of

any

indebtedness,

dissolution

or
reorganisation (by

way of voluntary

arrangement, scheme of

arrangement or

otherwise)
of

any

Obligor

or

any

Material

Subsidiary

other

than

a

solvent liquidation

or
reorganisation

of

any

Material

Subsidiary

(other

than

a

Borrower)

or

to

the

extent
permitted by Clause 21.5 ( Merger );
(b)

a

composition,

assignment

or

arrangement

with

any

creditor

of

any

Obligor

or

any
Material Subsidiary (other than on a solvent basis

to the extent permitted by Clause 21.5
( Merger ));
(c)

the appointment of

a liquidator (other

than in respect

of (i) a winding

up petition

which is
frivolous

or

vexatious

and

which

is,

in

any

event,

discharged

within

30

days

of

its
presentation

or

(ii)

a

solvent

liquidation

of

any

Material

Subsidiary

(other

than

a
Borrower)

or

(iii)

to

the

extent

permitted

by

Clause

21.5

(
Merger
)),

receiver,

administrator,

trustee

in

bankruptcy,

administrative

receiver,

compulsory

manager

or
other

similar officer

in

respect

of any

Obligor or any

Material Subsidiary or

any of

its
assets (having an aggregate value of at least

$100,000,000); or
(d)

enforcement

of

any

Security

over

any

assets (having

an

aggregate

value

of

at

least
$100,000,000) of any

Material Subsidiary or

Obligor by reason

of a default

or

event

of

default

(howsoever

described)

occurring

under

the

relevant agreement relating to
the Indebtedness

secured by such Security,
or any analogous procedure

or step is taken in any jurisdiction
.
22.7 Repudiation
An

Obligor

repudiates

a

Finance

Document

or

evidences

in

writing

an

intention

to repudiate
a Finance Document.
22.8 Unlawfulness

Subject to Clause 8.2

(
Borrower Illegality
), it is or becomes

unlawful for an Obligor

to
perform any of its material

obligations under the Finance Documents.
22.9 Cessation of business
The Group, taken as a whole, ceases

or threatens to cease

to do business.
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22.10 Acceleration
On and at any time after the occurrence of an

Event of Default

which is continuing

the
Facility

Agent

may,

and

shall

if

so

directed

by

th
e
Majority

Lenders,

by

notice

to

ABB: (a)

cancel

the

Total

Commitments

whereupon

they

shall

immediately

be

cancelled;

(b)

declare that all or part of the Advances, together with accrued interest, and

all
other amounts

accrued under the Finance Documents

be immediately due

and payable,
whereupon they shall become immediately

due and payable; and/or
(c)

declare

that

all

or

part

of

the

Advances

be

payable on

demand, whereupon

they

shall
immediately

become

payable

on

demand

by

the

Facility

Agent

on

the instructions of
the Majority Lenders.
22.11 Clean-Up Period
Notwithstanding any other provision of any Finance Document,

if during a Clean-Up
Period

any

event

or

circumstance

exists

which

but

for

this

Clause

22.11

would

constitute
a Default,

such event or circumstance will not constitute

a Default (including

for the purposes of
Clause 4.2 (
Further conditions

precedent
)) during such Clean-Up

Period if:
(a)

it

relates

exclusively to,

or

arises

solely

as

a

result

of

matters

relating

to

the person(s)
acquired pursuant

to the

relevant Acquisition

(or to

any Subsidiary(ies)
of such person(s))

or to any obligations to

procure or ensure in

relation to such person(s)
(or in relation to any Subsidiary(ies) of such person(s));
(b)

it is capable of remedy and reasonable

steps are promptly taken to remedy it;
(c)

the

circumstances giving

rise to

it (other than

the Acquisition itself) have not
been procured by any Obligor; and
(d)

it is not reasonably likely to have a Material Adverse

Effect.
If

such

event

or

circumstance

is

continuing

on

or

after

the

expiry

of

such

Clean-Up Period
then,

with

effect from

such

date,

there shall

be

an Event

of

Default

or,

as the

case

may

be,
Default

notwithstanding

the

above (and

without

prejudice

to

the

rights and remedies

of

the
Finance Parties).
10250237317-v15

70-41048667

SECTION 8
CHANGES TO PART

IES
23. CHANGES TO THE LENDERS
23.1 Assignments and transfers by the Lenders
Subject to this Clause 23, a Lender (the " Existing Lender ") may:
(a)

assign any of its rights; or
(b)

transfer by novation any of its rights

and obligations,
to another Qualifying Bank (the " New Lender ").
23.2 Conditions of assignment or transfer

(a)

The

consent

of

ABB

is

required

for

an

assignment

or

transfer

by

a

Lender,
unless the assignment

or transfer is

to another Lender

or an Affiliate

of a Lender

that

is
a
Qualifying

Ban
k
or

unless

an

Event

of

Default

has

occurred

and

is continuing.
(b)

The

consent

of

ABB

to

an

assignment

or

transfer

must

not

be

unreasonably

withheld
or delayed.

AB
B
will be deemed

to have given

its consent 10

Business Days after

the
Lender

has requested it

unless consent is

expressly refused

by ABB

within that time.
(c)

An

assignment

or

transfer

shall

be

in

respect

of

a

Commitment

or

a

Swingline
Commitment

of

at

least

$10,000,000

or,

if

less,

the

whole

of

the

Commitment

or
Swingline Commitment of the

relevant assignor or

transferor (
provided that

any

such

assignment

or

transfer

shall

be

in

respect

of

a

Commitment

or Swingline

Commitment

at

least

equal

to

€50,000

(calculated

at

the

then

prevailing exchange
rate)).
(d)

An

assignment

or

transfer

by

a

Swingline

Lender

of

any

of

its

Swingline
Commitments

shall

only

be

made

if

there

is

a

simultaneous

assignment

or transfer
of

an

equal

amount

of

its

Commitment

(or

the

Commitment

of

its

Revolving Facility
Affiliate).

This paragraph

shall not

apply to a

transfer of

any

Swingline Commitment

to a
Lender or

an Affiliate

of a

Lender
provided that

no Swingline

Commitment of a

Lender
may

exceed

the

Commitment

of

that Lender

or its Revolving Facility Affiliate.
(e)

An

assignment

or

transfer

by

a Lender

which

is

a Swingline

Lender

or

the

Revolving
Facility Affiliate of a Swingline

Lender of any of its Commitment

shall only be effective
if after such assignment or transfer, the Commitment

of that

Lender

is

at

least

equal

to
each

of

the

Swingline

Commitments

of

that

Lender or its Swingline Affiliate.
(f)

An

assignment

will

only

be

effective

on:

(i)

receipt

by

the

Facility

Agent

of written
confirmation from

the

New Lender

(in

form and

substance satisfactory

to

the Facility
Agent) that the

New Lender

will assume

the same

obligations

to the other

Finance Parties
and the Obligors as it would

have been under

if it had
10250237317-v15

70-41048667

been

a
n
Original

Lender;

and

(ii)

performance

by

the

Facility

Agent

of

all

necessary
"know your customer"

or other similar checks under

all applicable

laws

and

regulations
in

relation

to

such

assignment

to

a

New

Lender,

the

completion of

whic
h the Facility
Agent

shall

promptly

notify to

the

Existing

Lender and the New Lender.
(g)

A

transfer

will

only

be

effective

if

the

procedure

set

out

in

Clause

23.5
( Procedure for transfer ) is complied with.
(h)

If:
(i)

a Lender

assigns or transfers

any of its rights

o
r
obligations under

the
Finance Documents or changes

its Facility Office; and
(ii)

as a result of circumstances existing

at the date the

assignment,

transfer
or change

occurs, an

Obligor would

be obliged, or

at such

date it

is

reasonably
foreseeable

that

an

Obligor

would

be

obliged,

to

make

a

payment to

the New
Lender

or

Lender

acting

through

its

new

Facility

Office

under

Clause

9.7
( Minimum Interest
), Clause

13

(
Tax

Gross

Up
and Indemnities
) or

Clause 14.1
( Increased costs ),
then the New Lender or Lende r
acting through its new Facility Office is only entitled

to
receive

payment

under

those

Clauses

to

the

same

extent

as

the Existing

Lender

or
Lender

acting

through

its

previous

Facility

Office

would have been if the assignment,
transfer or change had not occurred.
(i)

Each New Lender, by executing the relevant documentation pursuant to which it becomes a Party as a Lender, confirms, for the avoidance

of doubt:
(i)

that

the

Facility

Agent

has

authority

to

execute

on

its

behalf

any
amendment

or

waiver

that

has

been

approved

by

or

on

behalf

of

the

requisite
Lender

or

Lenders

in

accordance

with

this

Agreement

on

or prior to the date
on which

the transfer

or assignment

becomes

effective in

accordance with

this
Agreement and

that

it

is

bound by

that decision

to

the

same

extent

as

the
Existing

Lender

would

have

been

had

it remained

a Lender; and
(ii)

that it agrees

to and is bound

by any extension

to the Termination

Date in respect
of the Commitments

being transferred

to which the

Existing Lender has

given its
consent in accordance with Clause 2.3 ( Extension Option ).
23.3 Assignment or transfer fee
The New Lender shall, on the

date upon which an assignment or

transfer takes effect,
pay to the Facility Agent (for its own

account) a fee of $3,000.
10250237317-v15

70-41048667

23.4
Limitation of responsibility of Existing

Lenders

(a)

Unless

expressly

agreed

to

the

contrary,

an

Existing

Lender

makes

no
representation

or

warranty

and

assumes

no

responsibility

to

a

New

Lender

for:

(i)

the

legality,

validity,

effectiveness,

adequacy

or

enforceability

of

the
Finance Documents

or any other documents;

(ii)

the financial condition of ABB or any Borrower;

(iii)

the

performance

and

observance

by

ABB

or

any

Borrower

of

its
obligations under the Finance

Documents or any

other documents; or

(iv)

the accuracy of any statements (whether written or oral) made in or in
connection with any Finance Document or any other

document,

and any representations or warranties implied

by law are excluded.

(b)

Each New Lender

confirms to the

Existing Lender

and the other

Finance Parties
that it:
(i)

has made (and

shall continue

to make)

its own

independent investigation
and assessment of the financial

condition and affairs

of ABB and each Borrower
and its related

entities in connection

with its

participation in

this

Agreement

and

has

not

relied

exclusively

on

any

information

provided

to

it

by the

Existing
Lender

in

connection with

any Finance Document; and
(ii)

will continue to make

its own

independent appraisal

of the creditworthiness

of
ABB

and

each

Borrower

and

its

related

entities

whilst

any

amount

is

or

may

be

outstanding

under

the

Finance

Documents or any Commitment

is in
force.
(c)

Nothing in any Finance Document obliges an Existing

Lender to:
(i)

accept a re-transfer or re-assignment from a New

Lender of any of the
rights and obligations assigned or transferred under this Clause

23; or

(ii)

support any losses directly or indirectly

incurred by the

New Lender by

reason

of

the

non-performance

by

ABB

or

any

Borrower

of

its
obligations under the Finance

Documents or otherwise.
23.5 Procedure for transfer
(a)

Subject to the

conditions

set out

in

Claus
e
23.2

(
Conditions of assignment

or
transfer
) a transfer is effected

in accordance with paragraph (b) below when the Facility

Agent

executes

an

otherwise

duly

completed

Transfer

Certificate delivered to it by
the Existing Lender

and the New

Lender.

The

Facility Agent

shall, as soon as

reasonably
practicable after receipt by it of a duly completed Transfer

Certificate

appearing

on

its
face

to

comply

with

the

terms

of

this Agreement

and

delivered

in

accordance

with
the

terms

of

this

Agreement,

execute that Transfer

Certificate.
10250237317-v15

70-41048667

(b)

The

Facility

Agent

shall

only

be

obliged

to

execute

a

Transfer

Certificate

delivered
to it by the Existing Lender and the New Lender upon its completion of all

"know

your
customer"

or

other

checks

relating

to

any

person

that

it

is required

to carry

out

in
relation to the transfer to such

New Lender.
(c)

Subject to Clause 23.10 (
Pro rata interest settlement
), on the Transfer

Date:
(i)

to the extent that

in the Transfer Certificate

the Existing Lender

seeks to
transfer

by

novation

its

rights

and

obligations

under

the

Finance

Documents
each

of

ABB, the

Borrowers and

the Existing

Lender shall

be

released

from
further

obligations

towards

one

another

under

the Finance Documents

and
their

respective

rights

against

one

another

shall

be

cancelled

(being

the
" Discharged Rights and Obligations ");
(ii)

each

of

ABB,

the

Borrowers

and

the

New

Lender

shall

assume

obligations

towards

one

another

and/or

acquire

rights

against

one another which

differ
from the Discharged Rights

and Obligations

only insofar as

ABB, that

Borrower
and the

New Lender

have assumed

and/or acquired

the

same

in

place

of

ABB,
that

Borrower

and

the

Existing

Lender;
(iii)

the

Agents,

the

Mandated

Lead Arrangers, the

New Lender

and

other Lenders
shall

acquire

the

same

rights

and

assume

the

same

obligations

between
themselves as they would have acquired and assumed had the New Lender been an Original

Lender with

the rights

and/or obligations

acquired or

assumed by

it as
a

result

of

the

transfer

and

to

that

extent

the

Agents,

the

Mandated

Lea
d
Arrangers

and

the

Existing

Lender

shall each

be

released

from

further

obligations

to

each

other

under

this Agreement;

and
(iv)

the New Lender shall become a Party as a "
Lender ".
23.6 Disclosure of information
(a)

Any Finance Party may disclose to:

(i)

any of

its officers,

directors,

employees,

professional

advisers

(including
external legal counsel), auditors

and Affiliates (provided they

are made aware of
the

confidential

nature

of

the

relevant

information

and

that

it

may

be

price-
sensitive); and
(ii)

any other

person to

whom, and to

the extent

that, information is

required to

be
disclosed by any court or

tribunal of competent jurisdiction or

any governmental
or

regulatory

authority

or

similar

body,

or

pursuant

to

any applicable

law

or
regulation,
any

information

about

ABB,

any

Borrower,

the

Group

and

the

Finance
Documents as that Finance Party shall consider appropriate.
10250237317-v15

70-41048667

(b)

Any Lender may disclose to any other person:
(i)

to

(or

through)

whom

that

Lender

assigns

or

transfers

(or

may
potentially

assign

or

transfer)

all

o
r
any

of

its

rights

and

obligations

under
this Agreement;

or
(ii)

with (or

through) whom

that Lender

enters into

(or may

potentially enter

into) any
sub-participation in

relation to,

or any

other transaction

under which payments
are to be made by reference to, this Agreement or any Obligor, any

information

about

ABB,

any

Borrower,

the

Group

and

the

Finance

Documents
as that

Lender

shall consider appropriate,
provided that in relation to paragraphs (b)(i)
and (b)(ii) above only, the

person to whom

the information

is to be given has

entered into
a confidentiality undertaking unless such person is

any

central

bank

or

supranational
bank

in

which

case

no

confidentiality

undertaking will be required.
Notwithstanding any of the

provisions of the

Finance

Documents, the Obligors and the Finance
Parties hereby

agree that

each Party

and each

employee,

representative or

other

agent of each

Party
may disclose to any and all persons,

without limitation of any kind,

the "
tax structure " and " tax
treatment
" (in each case within the meaning of the U.S. Treasury Regulation

Section 1.6011-4)
of the

Facility

and

any

materials

of

any

kind (including

opinions

or

other

tax

analyses)

that
are

provided

to

any

of

the

foregoing

relating to such tax structure and

tax treatment.
23.7 Copy of Transfer Certificate and Increase Confirmation to ABB

The

Facility

Agent

shall,

as

soon

as

reasonably

practicable

after

it

has

executed

a
Transfer Certificate or an Increase Confirmation, send to ABB a copy of that Transfer
Certificate or Increase Confirmation.
23.8 Security over Lenders' rights

In addition to the

other rights provided

to Lenders under

this Clause 23,

each Lender
may without

consulting with

or obtaining

consent from

any Obligor, at

any time

charge, assign

or

otherwise

create

Security

in

or

over

(whether

by

way

of

collateral

or

otherwise) all or any
of its rights under

any Finance

Document to secure

obligations of

that Lender to a federal reserve
or central

bank except that

no such charge, assignment

or Security

shall:
(a)

release a

Lender from

any of its obligations

under the

Finance Documents

or

substitute
the beneficiary

of the

relevant charge, assignment or

other Security

for the Lender

as a
party to any of the Finance Documents;
(b)

require any payments to be

made by an Obligor other

than or in excess

of, or

grant to any
person any

more extensive

rights than,

those required

to be

made or

granted to

the relevant
Lender under the Finance Documents; or
(c)

upon any

enforcement of such

charge,

assignment or Security,

result in

any

assignment
or

transfer

of

any such

rights

under

the

Finance

Documents which

is in

breach of

the
transfer and assignment

limitations set out

in this Agreement.
10250237317-v15

70-41048667

23.9 Exposure Transfers

Other than an assignment or transfer permitted pursuant

to Clause 23.2 (
Conditions

of
assignment or

transfer
), no

Lender shall

enter into

any arrangement

with another

person under
which such

Lender

substantially

transfers its

exposure under

this Agreement

to that

other

person,

unless

under

such

arrangement

and

at

all

times

while

such arrangement

is in effect:
(a)

the

relationship

between

that

Lender

and

that

other

person

is

that

of

a

debtor and
creditor (including in the bankruptcy

or similar event of that Lender

or any Borrower);
(b)

the

other

person

will

have

no

proprietary

interest

in

the

benefit

of

this

Agreement
or in any

monies received by that Lender under or in relation

to this

Agreement, and
(c)

the other

person

will

under no

circumstances:

(i) be

subrogated to,

or substituted

in respect
of, that

Lender's claims under

this Agreement; and

(ii) have

otherwise any

contractua
l
relationship with,

or rights

against, any

Obligor under,

or in relation

to, this

Agreement.
23.10 Pro rata interest settlement

(a)

In

respect

of

any

transfer

pursuant

to

Claus
e 23. 5 (
Procedure

for

transfer
),
provided that
the Transfer

Date is not on the last day of an Interest Period:
(i)

any

interest

or

fees

in

respect

of

the

relevant

participation

which

are
expressed to accrue by reference to

the lapse of time shall continue

to accrue in
favour of the Existing

Lender up to but excluding the

Transfer Date

("
Accrued
Amounts
")

and shall

become due

and payable

to

the

Existing Lender (without
further interest

accruing on

them) on

the last

day of

the current

Interest

Period

(or,
if

the Interest

Period is

longer than

six Months,

on the

next of

the dates

which falls
at six Monthly

intervals after the first day

of that Interest Period); and
(ii)

the rights assigned

or transferred by

the Existing

Lender will

not include
the right to the Accrued Amounts, so that,

for the avoidance of doubt:

(A)

when

the

Accrued

Amounts

become

payable,

those

Accrued
Amounts will be payable to the Existing Lender; and

(B)

the amount payable

to the New Lender on that

date will be the
amount which would,

but for

the application

of this

Clause 23.10,

have
been

payable to it on that date, but after

deduction of the Accrued
Amounts.

(b)

In this Clause

23.10 references

to "Interest Period"

shall be

construed to

include
a reference to any other period for accrual of fees.

(c)

An Existing Lender which

retains the right

to the Accrued

Amounts

pursuant to
this Clause

23.10 but

which does

not have

a Commitment shall

be deemed

not to

be a
Lender for the purposes of ascertaining whether the agreement of any
10250237317-v15

70-41048667

specified

group

of

Lenders

has

been

obtained

to

approve

any

request

for

a consent,

waiver,

amendment

or

other

vote

of

Lenders

under

the

Finance

Documents.
24. CONFIDENTIALITY OF FUNDING RATES
24.1 Confidentiality and disclosure
(a)

The

Facility

Agent

and

each

Obligor

agree

to

keep

each

Funding

Rate

confidential
and not

to disclose

it

to

anyone,

save to

the extent

permitted by paragraphs (b) and

(c)
below.
(b)

The Facility Agent may disclose:

(i)

any Funding Rate to ABB

and the relevant Borrower

pursuant to Clause
9.6 (
Notification of rates of

interest
); and

(ii)

any

Funding

Rate

to

any

person

appointed

by

it

to

provide
administration

services

in

respect

of

one

or

more

of

the

Finance
Documents

to

the

extent

necessary

to

enable

such

service

provider to provide
those services

if the service provider to whom

that information

is to be given has
entered into a confidentiality agreement substantially in

the

form

of

the

LMA
Master

Confidentiality

Undertaking

for

Use With

Administration/Settlement
Service

Providers

or

such

other

form

of

confidentiality

undertaking

agreed
between the Facility

Agent and

the

relevant Lender.
(c)

The

Facility

Agent

ma
y
disclose

any

Funding

Rate,

and

each

Obligor

may

disclose any Funding Rate, to:
(i)

any of its Affiliates and

any of

its or their officers,

directors, employees,
professional

advisers,

auditors,

partners

and

Representatives

if

any person
to

whom

that

Funding

Rate

is

to

be

given

pursuant

to

this paragraph (i) is
informed in writing of

its confidential nature and

that it may

be

price-sensitive
information

except

that

there

shall

be

no

such requirement

to

so

inform

if

the

recipient

is

subject

to

professional

obligations

to

maintain

the
confidentiality

of

that

Funding

Rate

or

is otherwise bound by requirements of
confidentiality in relation to it;
(ii)

any person to whom information is required or requested

to be disclosed by

any
court of

competent jurisdiction or

any governmental,

banking,

taxation or other
regulatory authority or similar body, the rules of any relevant stock exchange or pursuant to any applicable law or regulation if the person to whom that Funding
Rate is to be given

is informed in writing

of

its

confidential

nature

and

that

it
may

be

price-sensitive

information except that there shall be no requirement to
so inform

if, in

the opinion of the Facility

Agent or the relevant Obligor,

as the
case may

be, it is not practicable to do

so in the circumstances;

(iii)

any

person

to

whom

information

is

required

to

be

disclosed

in
connection

with,

and

for

the

purposes

of,

any

litigation,

arbitration,
10250237317-v15

70-41048667

administrative

or

other

investigations,

proceedings

or

disputes

if

the person
to whom

that Funding

Rate is to

be given

is informed

in writing

of its

confidential
nature and that

it may be

price-sensitive

information except that there shall

be no
requirement to

so inform

if, in

the opinion of

the Facility Agent or the relevant
Obligor, as

the case

may be,

it is

not

practicable to do

so in the

circumstances; and
(iv)

any person with the consent of the relevant

Lender.
24.2 Other obligations
(a)

The Facility Agent and each Obligor acknowledge that each Funding Rate is or may be

price-sensitive

information

and

that

its

use

may

be

regulated

or prohibited by
applicable

legislation

including

securities

law

relating

to

insider

dealing

and

market
abuse

and

the

Facility

Agent and

each Obligor

undertake

not to use

any Funding Rate
for any unlawful purpose.

(b)

The Facility Agent and each Obligor agree (to

the extent permitted by law and
regulation) to inform the relevant

Lender:

(i)

of the circumstances

of any disclosure

made pursuant to

paragraph (c)(ii)
of

Clause

24.1

(
Confidentiality

and

disclosure
)

above

except

where

such
disclosure

is

made

to

any

of

the

persons

referred

to

in

that

paragraph during
the ordinary course

of its supervisory

or regulatory function; and

(ii)

upon becoming aware that any

information has been disclosed

in breach
of this Clause

24.
25. CHANGES TO THE OBLIGORS
25.1 Assignments and transfer by Obligors
Neither ABB nor any Borrower

may assign any

of its rights or transfer any of its

rights
or obligations under the Finance Documents.
25.2 Additional Borrowers
(a)

Subject to compliance

with paragraphs (c)

and

(d) of Clause

20.7 (
"Know

your
customer"
checks
), ABB may

request by written

notice that any

of its

wholly owned

Subsidiaries
becomes

an

Additional

Borrower.

That

Subsidiary

shall

become

an

Additional
Borrower if:

(i)

that

Subsidiary

is

incorporated

in

an

Agreed

Jurisdiction

or

all

the
Lenders approve the addition of that Subsidiary;

(ii)

ABB

delivers

to

the

Facility

Agent

a

duly

completed

and

executed
Borrower Accession Letter;

(iii)

ABB confirms that no Default

is continuing or would occur

as a result
of that Subsidiary becoming an Additional Borrower;

and
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70-41048667

(iv)

the Facility Agent has received all

of the documents and other evidence

listed in
Part

II

of

Schedule

2

(
Conditions

Precedent
)

in

relation

to

that

Additional
Borrower, each in form and substance

reasonably

satisfactory

to

the

Facility
Agent.
(b)

The Facility Agent shall

notify ABB and the Lenders promptly upon

receiving (in form
and substance reasonably

satisfactory to it)

all the documents

and other

evidence listed in
Part II of Schedule 2 ( Conditions Precedent ).
(c)

Other than to the extent that the Majority Lenders notify the Facility

Agent in writing to
the contrary

before the

Facility

Agent gives the

notification described in

paragraph

(b)
above,

the

Lenders

authorise

(but

do

not

require)

the

Facility

Agent

to

give

that
notification.

The

Facility

Agent

shall

not

be

liable

for

any

damages,

costs

or

losses
whatsoever as a result of giving any such notification.
(d)

Delivery

of

a

Borrower

Accession

Letter

constitutes

confirmation

by

the relevant
Subsidiary

that

the

representations

and

warranties

in

Clause

19.5 (
Validity

and
admissibility in evidence
) and

the representations and

warranties deemed to be repeated
pursuant to Clause 19.16

(
Repetition
) are true

and correct

in relation to it as at the date of
delivery as if made

by reference to the facts

and

circumstances then existing.
25.3 Resignation of a Borrower

(a)

ABB may request that a Borrower ceases

to be a Borrower

by delivering to

the
Facility Agent a Resignation Letter.

(b)

The

Facility Agent

shall accept

a

Resignation Letter

and

notify ABB and the
Lenders of its acceptance if:

(i)

no Default would result from the acceptance

of the Resignation Letter
(and ABB has confirmed this to be

the case); and

(ii)

the relevant Borrower

is under

no actual or contingent

obligations under
any Finance Documents,

whereupon that company shall cease

to be a Borrower and

shall have no

further
rights or obligations under the Finance Documents.
25.4 Repetition of Representation
Delivery

of

a

Borrower

Accession

Letter

constitutes

confirmation

by

the

relevant

Subsidiary

that

the

representations

and

warranties

in

Clause 19.5

(
Validit

y

and
admissibility

in evidence
)
and

the

representations

and

warranties

deemed

to be

repeated

pursuant to

Clause 19.16

(
Repetition )
are true and correct in

relation

to it as at the date of

delivery

as if made by reference to

the facts
and circumstances then existing.
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SECTION 9
THE FINANCE PARTIES
26. ROLE OF THE AGENTS AND THE MANDATED LEAD ARRANGERS
26.1 Appointment of the Agents

(a)

Each of the Mandated Lead Arrangers and the Lenders

appoints each Agent to
act as its agent under and in connection with

the Finance Documents.
(b)

Each of the Mandated Lead Arrangers and

the Lenders authorises each Agent
to exercise

the rights, powers,

authorities and

discretions specifically

given to

such Agent
under or

in connection

with the

Finance Documents

together with

any other

incidental
rights, powers, authorities and

discretions.

(c)

The

Facility

Agent

and

the

Euro

Swingline

Agent

shall,

unless

ABB

agrees
otherwise, act out of an office in London.

(d)

The Dollar Swingline Agent shall, unless ABB agrees

otherwise, act out of an
office in New York.

26.2 Instructions
(a)

An Agent shall:

(i)

unless a contrary indication appears in a Finance

Document, exercise or
refrain from exercising any right, power, authority or discretion vested in it as
Agent in accordance

with any

instructions given to it by:

(A)

all

Lenders

if

the

relevant

Finance

Document

stipulates

the
matter is an all Lender

decision;

and

(B)

in all other cases, the Majority Lenders;

and
(ii)

not be liable for any act (or omission) if it

acts (or refrains from acting)
in accordance with paragraph

(i) above.
(b)

An

Agent

shall

be

entitled

to

request

instructions,

or

clarification

of

any
instruction, from

the Majority

Lenders (or,

if the relevant

Finance Document stipulates
the

matter

is

a

decision

for

any

other

Lender

or

group

of

Lenders,

from

that

Lender
or

group of Lenders)

as to whether,

and in

what manner,

it should

exercise

or

refrain

from

exercising

any

right,

power,

authority

or

discretion.

An

Agent

may

refrain
from acting

unless and until

it receives

any such

instructions or

clarification that it

has
requested.
(c)

Save in

the case of

decisions stipulated to

be a matter

for any

other Lender or group

of
Lenders under the

relevant Finance Document

and unless a

contrary indication appears
in a Finance Document, any

instructions given to an Agent by

the Majority

Lenders shall
override any conflicting

instructions given

by any

other Parties and will be binding

on all
Finance Parties.
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70-41048667

(d)

An Agent may refrain from acting in accordance with any instructions of any Lender

or
group

of

Lenders

until

it

has

received

an
y
indemnification

and/or

security that it

may
in its

discretion

require

(which may

be greater

in extent

than

that contained

in the

Finance
Documents

and which

may include

payment in advance)

for

any cost,

loss

or liability
which

it

may incur

in

complying

with

those instructions.

(e)

In the absence of instructions
, an Agent may act (or refrain from acting) as it
considers to be in the best interest of

the Lenders.

(f)

An Agent is not authorised to act on behalf of a Lender

(without first obtaining
that

Lender's

consent)

in

any

legal

or

arbitration

proceedings

relating

to

any Finance
Document.
26.3 Duties of the Agents
(a)

Subject to paragraph (b) below, each Agent shall promptly forward to a Party the original or a copy

of any document which

is delivered to that Agent

for that

Party by
any other Party.
(b)

Without

prejudice

to

Claus
e 23. 7 (
Copy

of

Transfer

Certificate

and

Increase
Confirmation

to

ABB
),

paragrap
h (a )
above shall

not

apply

to

any

Transfer

Certificate
or Increase Confirmation.
(c)

Except

where

a

Finance

Document

specifically

provides

otherwise,

an

Agent

is

not
obliged to review

or check the

adequacy,

accuracy or completeness

of any

document it
forwards to another Party.
(d)

If the Facility Agent receives notice from a Party referring to this Agreement,

describing
a Default and stating

that the circumstance

described is a

Default, it

shall promptly notify
the Lenders.
(e)

If an

Agent is

aware of

the non-payment

of

any principal, interest,

commitment fee

or
other fee payable to a Finance Party (other than an Agent or a Mandated Lead

Arranger)
under this Agreement

it shall promptly

notify the other Finance

Parties.
(f)

The Facility Agent shall promptly notify:
(i)

the

Lenders

of

any

Default arising

under

Claus
e 22. 1 ( Non-payment );
and
(ii)

each Swingline Agent of:
(A)

any assignments or transfers by a Lender pursuant

to Clause 23
( Changes to the Lenders ); and
(B)

any changes to the Obligors pursuant

to Clause 25 (
Changes

to
the Obligors ).

(g)

The Facility Agent

shall provide to ABB

within 5 Business

Days

of a request
by ABB (made no more

frequently than once per

calendar month), a list

(which
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70-41048667

may be in electronic

form)

setting out the names of the

Lenders as at the date

such

list

is

provided

and

their

respective

Commitments

and

Swingline

Commitments, and
the name

of the

credit contact

at each

Lender

with access

to the

Debtdomain site

in respect
of the Facility.
(h)

Each

Agent's duties

under

the

Finance

Documents are solely

mechanical and
administrative in nature.
(i)

Each

Agent

shall

have

only

those

duties,

obligations

and

responsibilities
expressly specified in the Finance

Documents

to which it is expressed

to be a party (and
no others shall be implied).
26.4 Role of the Mandated Lead Arrangers
Except

as

specifically

provided

in

the

Finance

Documents,

the

Mandated

Lead
Arrangers have no

obligations of

any kind

to any

other Party under

or in connection with any
Finance Document.
26.5 No fiduciary duties

(a)

Nothing

i
n
any Finance

Documen
t
constitutes

an Agent

or

a

Mandated

Lead
Arranger as a trustee or fiduciary of

any other person.
(b)

No Agent nor any Mandated Lead Arranger shall be bound

to account to any
Lender for any sum or the

profit

element of any sum received

by it for its own account.
26.6 Business with the Group
Each Agent and each Mandated Lead Arranger may accept

deposits from,

lend money
to and generally

engage in any

kind of banking

or other business

with any of the

Group
Companies.
26.7 Rights and discretions of the Agents
(a)

Each Agent may
(i)

rely on

any representation,

communication, notice

or document

believed
by it to be genuine, correct

and appropriately

authorised;
(ii)

rely

on

any

statement

made

by

a

director,

authorised

signatory

or
employee of any

person regarding

any matters

which may

reasonably be
assumed to be within

his knowledge or within his power to verify;
(iii)

assume that:

(A)

any

instructions received

by it from

the

Majority Lenders, any
Lenders or

any group

of Lenders are

duly given in accordance with
the terms of the Finance Documents; and

(B)

unless it has

received notice

of revocation,

that those

instructions
have not been revoked; and
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70-41048667

(iv)

rely on a certificate from any person:
(A)

as to any matter of fact or circumstance

which might reasonably
be expected to be within the knowledge of that person;

or

(B)

to the effect that such person

approves of any particular

dealing,
transaction, step, action or thing,
as sufficient evidence that that is the case and, in the case of paragraph
(A) above,

may assume the truth and accuracy of that

certificate.
(b)

Eac
h
Agent

may

assume

(unless

it

has

received

notice

to

the

contrary

in

its
capacity as agent for the Lenders)

that:

(i)

no

Default

has

occurred

(unless

it

has

actual

knowledge

of

a

Default
arising under Clause 22.1 ( Non-payment ));

(ii)

any right,

power, authority

or discretion

vested in

any Party

or any

group
of Lenders has not been exercised; and

(iii)

any notice or request made by ABB

(other than a Utilisation

Request) is
made

on

behalf

of

and

with

the

consent

and

knowledge

of

all

the
Obligors.
(c)

Eac
h
Agent

may

engage

and

pay

for

the

advice

or

services

of

any

lawyers,
accountants, tax advisers, surveyors or other professional

advisers

or experts.

(d)

Without

prejudice

to

the

generality

of

paragrap
h (c )
above

or

paragrap
h (e)
below , eac h
Agent

may

at

any

time

engage

and

pay

for

the

services

of

any

lawyers
to act as independent

counsel to the Agent (and so separate from any lawyers instructed by the Lenders) if the Agent

in its reasonable opinion

deems this to be necessary.
(e)

Each Agent may rely on the advice or services

of any lawyers, accountants,

tax advisers,
surveyors or other

professional advisers

or experts (whether

obtained by the Agent

or by
any

other

Party)

and

shall

not be

liable

for

any

damages, costs

or losses

to any person,
any diminution

in value

or any

liability whatsoever

arising as a result of its so relying.
(f)

The Facility Agent may disclose the identity of a Defaulting Lender to the other Finance
Parties

and

ABB

and

shall

disclose

the

same

upon

the written

request of

ABB or

the
Majority Lenders.
(g)

Each Agent may act in

relation to the Finance

Documents

through its officers,
employees and agents.
(h)

Unless

a

Finance

Document

expressly

provides

otherwis
e eac h
Agent

may
disclose to

any other

Party any

information it

reasonably believes

it has

received as agent
under this Agreement.

(i)

Notwithstanding any other provision of any

Finance Document

to the contrary,

no
Agent or Mandated Lead Arranger is

obliged to do or omit to do anything

if
10250237317-v15

70-41048667

it

would

or

might

in

its

reasonable

opinion

constitute

a

breach

of

law

or
regulation or a breach of a fiduciary duty or

duty

of confidentiality.
(j)

Notwithstanding

any

provision

of

any Finance

Document to

the

contrary
,
no

Agent is
obliged to

expend or risk

its own funds or otherwise

incur an
y
financial liability

in

the
performance of its

duties,

obligations or

responsibilities

or

the exercise

of

any

right,
power,

authority

or

discretion

if

it

has

grounds

for

believing

the

repayment

of

such

funds

or

adequate

indemnity

against,

or

security for,

such

risk

or

liability

is

not
reasonably assured to it.
26.8 Responsibility for documentation
No Agent nor any Mandated Lead Arranger

is responsible or liable for:
(a)

the

adequacy,

accuracy

or

completeness

of

any

information

(whether

oral

or written)
supplied

by an

Agent, a

Mandated Lead

Arranger,

ABB,

any

Borrower or

any

other
person

in

or

in

connection

with

any

Finance

Document

or

the

Information

Package
or

the

transactions

contemplated

in

the

Finance Documents

or

any

other
agreement,

arrangement

or

document

entered

into,

made or executed

in anticipation of,
under or in connection with any Finance

Document;
(b)

the legality, validity, effectiveness, adequacy or enforceability of any

Finance Document
or any

other agreement,

arrangement or document

entered into,

made or

executed

in

anticipation

of,

under or

in

connection

with

any

Finance

Document; or
(c)

any

determination

as

to

whether

any

information

provided

or

to

be

provided

to

any
Finance Party is non-public

information the use of

which may be regulated

or

prohibited
by

applicable

law

or

regulation

relating

to

insider

dealing

or

otherwise.
26.9 No duty to monitor
An Agent shall not be bound to enquire:
(a)

whether or not any Default has occurred;

(b)

as to

the performance,

default or

any breach

by any

Party of

its obligations

under
any Finance Document; or

(c)

whether any other

event specified in

any Finance Document

has occurred.
26.10 Exclusion of liability
(a)

Without

limiting

paragrap
h (b )
below

(and

without

prejudice

to

any

other
provision

of

any

Finance

Document

excluding

or

limiting

the

liability

o
f
an

Agent),
no Agent will be liable for:

(i)

any damages, costs or losses

to any person, any diminution in

value,

or any
liability whatsoever arising

as a result of

taking or not

taking any
10250237317-v15

70-41048667

action

under

or

in

connection

with

any

Finance

Document,

unless directly
caused by its negligence, wilful default

or wilful misconduct;
(ii)

exercising,

or

not exercising,

any right,

power,

authority or

discretion

given to
it

by,

or

in

connection

with,

any

Finance

Document

or

any

other

agreement,
arrangement

or

document

entered

into,

made

or

executed

in

anticipation

of,
under

or

in

connection

with,

any

Finance

Document,

other

than

by

reason

of

its

negligence,

wilful

default

or

wilful

misconduct; or
(iii)

without prejudice to

the generality

of paragraphs (i) and

(ii) above, any

damages,
costs or losses

to any person, any

diminution in value

or any liability whatsoever
(but not

including any

claim based

on the fraud

of the

Agent)

arising

as

a

result
of

any

act,

event

or

circumstance

not

reasonably

within

its

control,

including

(in

each

case

and

without limitation) such damages, costs, losses, diminution
in value or liability arising

as

a

result

of:

nationalisation,

expropriation

or

other

governmental actions; any regulation, currency restriction,

devaluation
or

fluctuation;

market

conditions

affecting

the

execution

or

settlement

of
transactions

or the value of assets (including any Disruption

Event); breakdown,

failure

or

malfunction

of

any

third

party

transport,

telecommunications,
computer services or systems; natural disasters or acts

of

God;

war,

terrorism,
insurrection

or

revolution;

or

strikes

or

industrial action.
(b)

No Party may take

any proceedings against

any officer, employee or

agent of

an Agent in
respect of any claim

it might have

against such Agent

or in respect

of any act

or omission
of any kind by that officer, employee or agent in relation

to

any

Finance

Document

and
any

officer,

employee

or

agent

of

such

Agent

may rely on this Clause.
(c)

No Agent will

(absent negligence,

wilful default

or wilful misconduct

directly giving

rise
to such

liability) be

liable for

any delay

(or

any related

consequences) in

crediting

an
account with an amount

required under the

Finance Documents to be

paid by such Agent
if that

Agent has

taken all

necessary steps as

soon as

reasonably practicable to

comply
with the

regulations or operating

procedures of

any

recognised

clearing

or

settlement
system

used

by

such

Agent for

that purpose.
(d)

Nothing in

this Agreement

shall oblige

the Facility

Agent or

any Mandated

Lead
Arranger to carry

out:
(i)

any

"know

your

customer"

or

other

checks

in

relation

to

any

person;

or

(ii)

or any

check on

the extent

to which

any transaction

contemplated by this
Agreement might be unlawful for

any Lender or for any Affiliate

of any

Lender,
on behalf of

any

Lender and

each Lender

confirms

to the

Facility Agent

and the

Mandated
Lead Arrangers that it is solely responsible for any such checks it is
10250237317-v15

70-41048667

required to carry

out and

that it

may not

rely on

any statement

in relation

to such checks
made by the Facility Agent or the Mandated

Lead Arrangers.
(e)

Without

prejudice

to

any

provision

of

any

Finance

Document

excluding

or limitin
g
a n
Agent's

liability,

any

liability

o
f a n
Agent

arising

under

or

in connection with
any

Finance

Document

shall

be

limited

to

the

amount

of

actual loss

which

has

been
suffered

(as determined by reference to the date of default of

the

Agent

or,

if

later,

the
date

on

which

the

loss

arises

as

a

result

of

such default)

but without reference to

any
special conditions or circumstances

known to the

Agent

at

any time

which increase

the
amount of that loss.

In no event

shall an Agent be liable for

any loss

of profits, goodwill,
reputation, business

opportunity

or

anticipated

saving,

or

for

special,

punitive,

indirect

or consequential

damages,

whether

or

not

the

Agent

has

been
advised

of

the possibility of such loss

or damages.
26.11 Lenders' indemnity to the Agents

The Lenders shall (in proportion to their

Commitments or, if the Total

Commitments
are

then

zero,

to

their

Commitments

immediately

prior

to

their

reduction

to

zero)

severally
indemnify each

Agent, within

three Business Days of

demand, against

any

cost, loss or liability
incurred

by

such

Agent

(otherwise

than

by

reason

of

such

Agent's

negligence

or

wilful
misconduct)

in

acting

as

Agent

under

the

Finance

Documents (unless

such

Agent

has

been
reimbursed

by

ABB

or

the

Borrowers

pursuant

to

a

Finance Document).
26.12 Resignation of an Agent

(a)

An Agent may resign and appoint one of its Affiliates as successor by giving notice

to

the

Lenders and

ABB
provided

that
such

successor

shall act

(to

the

extent
relevant) out of an office in the following locations

(each a "
Required Location "):
(i)

in

the case

of the Facility

Agent, London or, subjec
t
to the

consent of ABB
(acting reasonably),

a location

within

a Participating

Member State;
(ii)

in the case

of the Dollar

Swingline Agent, New

York or, subject to the

consent of
ABB (acting reasonably), another location

within the United

States; and
(iii)

in

the

cas
e
of

th
e
Euro

Swingline

Agent,

London

or,

subject

to

the consent
of

ABB (acting

reasonably)
,
a

location within

a

Participating

Member State.
(b)

Alternatively an

Agent may resign

by giving

notice to the

Lenders and

ABB, in which
case the Majority Lenders may appoint

a successor Agent which will

act out of an office
in the relevant Required

Location.
(c)

If

the

Majority

Lenders

have

not

appointed

a

successor

Agent

in

accordance with
paragraph (b)

above within 30 days

after notice of resignation was

given, the

resigning
Agent

may

appoint

a

successor

Agent

which

will

act

out

of

an office in the relevant
Required Location.
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70-41048667

(d)

A successor Agent may only be appointed

with the prior consent

of ABB (such
consent not to be unreasonably withheld or delayed).
(e)

The retiring Agent shall, at its own

cost, make available to the successor

Agent
such

documents

and

records

and

provide

such

assistance as

the

successor

Agent

may
reasonably

request

for

the

purposes

of

performing

its

functions

as

Agent

under

the
Finance Documents.
(f)

Such Agent's

resignation notice shall only take effect upon the appointment of a successor as contemplated in paragraphs (b) and

(c) above.
(g)

Upon

the

appointment

of

a

successor,

the

retiring

Agent

shall

be

discharged
from

any

further

obligation

in

respect

of

the

Finance

Documents

(other

than

its
obligations under paragraph (e)

above)

but

shall remain entitled to the benefit of Clause
15. 3 ( Indemnity to th e Facility Agent
) and

this

Claus
e 2 6
(and

any agency fees for the
account of

the retiring

Agent shall

cease to

accrue from

(and shall

be

payable

on)

that
date).

Its successor

and each

of the

other Parties

shall

have the

same rights

and obligations
amongst themselves

as they would have

had if such successor

had been an original

Party.
(h)

The Facility Agent

shall resign

in accordance

with paragraph

(b) above

(and,

to the extent
applicable,

shall

use

reasonable

endeavours

to

appoint

a

successor Agent pursuant

to
paragrap h (c )
above)

if

on

or after

the

date

which

is

three months before the earliest
FATCA

Application Date

relating to any

payment

to the

Facility Agent

under the

Finance
Documents, either:
(i)

the

Facility

Agent

fails

to

respond

to

a

request

under

Claus
e
13.9

(
FAT

CA
Information
) and

ABB or

a Lender

reasonably believes

that the

Facility

Agent
will not

be (or

will have

ceased to

be) a

FATC

A

Exempt Party on

or after

that
FATCA

Application Date;
(ii)

the information supplied

by the Facility

Agent pursuant to Clause

13.9 (
FAT

CA
Information
)

indicates

that

the

Facility Agent will

not

be

(or will have ceased
to be) a FATCA

Exempt Party on or after

that FATCA Application Date; or
(iii)

the Facility Agent notifies ABB and the Lenders that the Facility Agent wil
l not
be (or

will have ceased to

be) a

FATCA

Exempt Party

on or after that

FATCA
Application Date;
and

(in

each

case)

ABB

or

a

Lender

reasonably

believes

that

a

Party

will

be required
to make

a

FATCA

Deduction that

would

not

be

required

if the

Facility Agent

were

a
FATCA

Exempt

Party,

and that

Lender,

by

notice to

the

Facility

Agent, requires

it

to
resign.
26.13 Replacement of an Agent
(a)

After

consultation

with

ABB,

the

Majority

Lenders

may,

by

giving

30

days'
notice to an Agent (or, at any time an Agent is an Impaired Agent, by giving any shorter notice determined by

the Majority

Lenders) replace that

Agent by appointing a successor
Agent

acting

out of an office

in

the relevant

Required
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70-41048667

Location.

A successor Agent may only be appointed with

the prior consent of

ABB
(such consent not to be unreasonably withheld or delayed).
(b)

The retiring Agent shall

(at its own

cost if it

is an Impaired Agent

and otherwise at

the
expense

of

the

Lenders)

make

available

to

the

successor

Agent

such documents and
records and provide

such assistance

as the

successor

Agent

may reasonably

request for the
purposes of performing

its functions as Agent

under the Finance Documents.
(c)

The appointment of a successor

Agent shall

take effect on the date

specified in the notice
from the

Majority Lenders

to the retiring

Agent.

As from

that date, the

retiring Agent
shall be discharged from any further obligation

in respect of the Finance Documents but
shall remain

entitled to the

benefit of this Clause

26 (and any agency fees for the account
of the retiring Agent shall cease

to accrue from (and shall be payable on) that

date).
(d)

Any

successor

Agent

and

each

of

the

other

Parties

shall

have

the

same

rights and
obligations amongst

themselves as

they would

have had

if such

successor had been

an
original Party.
26.14 Confidentiality
(a)

In acting as

agent for

the Finance

Parties, each

Agent shall

be regarded

as acting
through its agency division which shall be treated as

a separate entity

from any other of
its divisions or departments.
(b)

If information

is received

by another

division or

department of

an Agent,

it may

be treated
as

confidential to

that

division or

department

and

such

Agent

shall not be

deemed to
have notice of it.
(c)

Notwithstanding any other provision of any

Finance Document to

the contrary, no Agent
or Mandated Lead

Arranger is obliged

to disclose to

any other

person (i) any confidential
information

or

(ii)

any

other

information

if

the

disclosure

would

or

might

in

its
reasonable

opinion

constitute

a

breach

of

any

law or

a breach

of a fiduciary duty.
26.15
Relationship

with the Lenders
(a)

Subject to Clause 23.10

(
Pro rata interest settlement
), each Agent

may treat

the
person

shown

in

its

records

as

Lender at

the

opening

of

business

(in

the

place

of

the
relevant Agent's principal office

as notified to the

Finance Parties from time to

time) as
the Lender acting through its Facility

Office:

(i)

entitled to or liable for any payment due under any

Finance Document
on that day; and

(ii)

entitled

to

receive

and

act

upon

any

notice,

request,

document

or
communication

or

make

any

decision

or determination

under

any

Finance
Document made or delivered on that day,
unless

it

has

received

not

less

than

5

Business

Days'

prior

notice

from

that Lender
to the contrary in accordance with the terms

of this Agreement.
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70-41048667

(b)

Any Lender may by notice

to the Facility Agent,

appoint a person

to receive

on its behalf
all notices,

communications,

information and

documents

to be

made or despatched

to that
Lender under the Finance

Documents.

Such notice shall contain the

address, fax number
and (where communication by

electronic mail or

other

electronic

means

is

permitted
under

paragrap
h (b )
of

Claus
e 31.1 (
Communications

in

writing
))

electronic

mail

address

and/or

any

other

information

required

to

enable

th
e transmissio n of
information by

that means (and,

in

each

case,

the

department

or

officer,

if

any,

for

whose

attention communication

is to

be

made)

and

be

treated

as a

notification

of

a
substitute

address,

fax

number,

electronic

mail

address

(or

such

other

information),
department

and

officer

by

that

Lender

for

the

purposes

of

Clause 31.2

(
Addresses )
and paragraph

(b) of Clause

31.1 (
Communications in writing ) and each Agent shall be
entitled

to

treat

such

person

as

the

person

entitled

to

receive

all

such

notices,
communications,

information

and documents

as

though

that person were that Lender.
26.16 Credit appraisal by the Lenders

Without affecting the responsibility of each Obligor for information supplied by it or
on its behalf in connection with

any Finance Document, each Lender

confirms to each

Agent and
each Mandated

Lead Arranger

that it

has been,

and will

continue to

be, solely

responsible

for
making

its

own

independent

appraisal

and

investigation

of

all

risks

arising

under

or

in
connection with any

Finance Document

including but not

limited to:
(a)

the financial condition, status and nature

of each Group Company;

(b)

the legality, validity, effectiveness, adequacy or enforceability of any Finance
Document

and

any

other

agreement,

arrangement

or

document

entered

into,

made or
executed in anticipation of, under or i n connection with any Finance Document;
(c)

whether

that

Lender

has recourse,

and

the

nature

and

extent

of

that

recourse, against
any

Party

or

any

of

its

respective

assets

under

or

in

connection

with

any

Finance
Document,

the

transactions

contemplated

by

the

Finance

Documents

or

any

other
agreement, arrangement

or document entered

into, made or

executed in anticipation of,
under or in connection with any

Finance Document; and
(d)

the

adequacy,

accuracy

or

completeness

of

the

Information

Package

and

any other
information

provided by

an Agent,

any

other Party

or

by any

other person

under

or

in
connection

with

any

Finance

Document,

a

Mandated

Lead

Arranger

the

transactions
contemplated

by

an
y
Finance

Document

or

any

other

agreement,

arrangement or

document
entered

into
,
made

or

executed

in

anticipation

of,

under

or

in

connection

with

any
Finance Document.
26.17 Deduction from amounts payable by an Agent

If any Party owes an amount

to an Agent under

the Finance Documents, the

relevant
Agent

may,

after

giving

notice

to

that

Party,

deduct

an

amount

not

exceeding

that amount
from any payment to that Party which

such Agent would

otherwise be obliged

to

make under the
Finance

Documents

and apply

the

amount deducted in

or towards
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satisfaction of

the amount

owed.

For the purposes

of the Finance

Documents

that Party

shall be
regarded as having received any amount so

deducted.
26.18 Amounts paid in error

(a)

If the Agent pays an amount to another Party and the Agent notifies that Party that

such

payment

was

an

Erroneous

Payment

then

the

Party

to

whom

that amount
was

paid

by the

Agent

shall

on

demand

refund

the

same

to

the

Agent

together

wit
h
(unless

otherwise

agreed

by

the

Agent

in

its

sole

discretion)

interest on that amount
from the date of payment to the

date

of receipt by the Agent, calculated by the

Agent to
reflect its cost of funds.
(b)

Neither:
(i)

the obligations of any Party to the Agent; nor
(ii)

the remedies of the Agent,
(whether

arising

under

this

Clause

26.18

or

otherwise)

which

relate

to

an

Erroneous
Payment

will

be

affected

by

any

act,

omission
,
matter

or

thing

(including, without
limitation, any obligation

pursuant to which an Erroneous Payment is

made) which,

but
for this

paragraph (b), would reduce, release

or

prejudice any such obligation

or remedy
(whether or not known by the Agent

or any other Party).
(c)

All payments to be made by a

Party to the Agent (whether made pursuant to this Clause
26.18

or

otherwise)

which

relate

to

an

Erroneous

Payment

shall

be

calculated and be
made without (and

free and clear

of any deduction for) set-off

or counterclaim.
(d)

In this Agreement, "Erroneous Payment" means

a payment of an amount

by the

Agent to
another Party which the Agent determines (in its sole discretion)

was made in error.
27. CONDUCT OF BUSINESS BY THE FINANCE PARTIES
No provision of this Agreement

will:

(a)

interfere

with

the

right

of

any

Finance

Party

to

arrange

its

affairs

(tax

or
otherwise) in whatever manner it

thinks fit;

(b)

oblige any Finance Party to investigate or

claim

any credit,

relief, remission or
repayment available to it or the extent, order and manner

of any claim; or

(c)

oblige any Finance Party to disclose any information

relating to its affairs (tax
or otherwise) or any computations in respect of Tax.
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28. SHARING AMONG THE LENDERS
28.1 Payments to Lenders
If a Lender (a " Recovering Lender
") receives or recovers any amount from ABB or a Borrower

other

than

in

accordance

with

Clause

29

(
Payment

Mechanics
)

(a
" Recovered Amount
") and applies

that amount to a payment due under the Finance Documents
then:

(a)

the

Recovering

Lender

shall,

within

3

Business

Days
,
notify

details

of

the
receipt or recovery to the Facility

Agent;

(b)

the Facility Agent

shall determine

whether the receipt or recovery is

in excess
of the amount the Recovering

Lender would have been paid

had the receipt or recovery

been

received

or

made

by

the

Facility

Agent

and

distributed

in accordance with
Claus e 29 (
Payment

Mechanics
), without

taking account

of any

Tax

which

would

be
imposed on the

Facility

Agent in

relation to the

receipt, recovery

or distribution;

and
(c)

the

Recovering

Lender

shall
,
within

three

Business

Days

of

demand

by

the Facility
Agent,

pay

to

the

Facility Agent

an

amount

(the

"
Sharing

Payment
") equal

to

such
receipt

or

recovery

less

any

amount

which

the

Facility

Agent determines

may

be
retained

by

the

Recovering

Lender

as

its

share

of

any payment

to

be

made, in
accordance with Clause 29.6 ( Partial payments ).
28.2 Redistribution of payments

The Facility Agent shall treat the Sharing

Payment as if it had been paid

by ABB or the
relevant Borrower (as

the case may be)

and distribute it between the Finance Parties (other than
the

Recovering

Lender)

(the

"
Sharing

Finance

Parties
")

in

accordance with

Clause 29.
6
(
Partial

payments
)

towards

the

obligations

of

that

Obligor

to

the

Sharing Finance

Parties.
28.3 Recovering Lender's rights

On a distribution

by the Facility Agent under Clause

28.2 (
Redistribution

of payments
)
of a

payment received by a

Recovering Finance Party

from an Obligor,

as between the relevant
Obligor

and

the

Recovering

Finance

Party,

an

amount

of

the

Recovered

Amount equal to
the Sharing Payment will be treated as not having

been paid by that Obligor.
28.4 Reversal of redistribution

If

any

part

of

the

Sharing

Payment

received

or

recovered

by

a

Recovering

Lender
becomes repayable and is repaid by that Recovering

Lender, then:

(a)

each Sharing Finance Party shall, upon

request of the Facility Agent, pay

to the
Facility Agent for the account of that

Recovering Lender an amount equal to

its share

of
the

Sharing

Payment

(together

with

an

amount

as

is

necessary

to reimburse

that
Recovering

Lender

for

its

proportion

of

any

interest

on

the

Sharing

Payment

which

that

Recovering

Lender

is

required

to

pay)

(the

"
Redistributed Amount "); and
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70-41048667

(b)

as

between

the

relevant

Obligor

and

each

relevant

Sharing

Finance

Party,

an amount
equal to

the relevant

Redistributed

Amount will

be treated

as not

having

been paid by that
Obligor.
28.5 Exceptions

(a)

This Clause 28 shall not apply to the extent that the Recovering Lender would not,

after

making

any

payment

pursuant

to

this

Clause,

have

a

valid

and
enforceable claim against ABB or the relevant Borrower

(as the case may be).
(b)

A Recovering

Lender is

not obliged

to share

with any

other Finance

Party any

amount
which

the

Recovering

Lender

has

received

or

recovered

as

a result

of

taking

legal

or
arbitration proceedings, if:
(i)

it

notified

the

other

Lenders

of

the

legal

or

arbitration

proceedings;

and

(ii)

the

other

Lender

had

an

opportunity

to

participate

in

those

legal

or
arbitration

proceedings

but

did

not

do

so

as

soon

as

reasonably

practicable
having

received

notice

or

did

not

take

separate

legal

or

arbitration
proceedings.
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SECTION 10
ADMINISTRATION
29.
PAYMENT

MECHANICS
29.1 Payments to the Agents
(a)

For the purpose of this Clause 29 a reference to the "
Relevant Agent
" means:

(i)

in relation to payments

under the Dollar Swingline Facility, the Dollar
Swingline Agent;

(ii)

in

relation

to

payments

under

the

Euro

Swingline

Facility,

the

Euro
Swingline Agent; and
(iii)

for all

other payments, the Facility Agent.
(b)

On each

date

on which

a Borrower or

a Lender

is required

to make a

payment under

a
Finance Document, such Borrower or,

as the case may be, such Lender shall

make

the

same

available

to

the

Relevant

Agent

(unless

a

contrary indication appears in

a
Finance Document) for value on the due date at the

time and in

such

funds specified

by
the

Relevant

Agent

as being

customary

at

the time

for

settlement

of

transactions

in
the

relevant

currency

in

the

place

of payment.
(c)

Payment shall be made to such account in the principal

financial centre of the country of
that

currency (or,

in relation

to

Euro, in

a principal

financial centre

in

a

Participating
Member

State

or

London)

with

such

bank

as

the

Relevant Agent specifies.
29.2 Distributions by the Agents

Each

payment received by

an

Agent under the Finance Documents for

another Party
shall, subject to Clause 29.3 ( Distributions to the Obligors
) and Clause 29.4

(
Clawback and pre-
funding
) be made available

by such Agent

as soon as practicable

after receipt to the

Party entitled
to receive payment in

accordance with this Agreement

(in the case

of a Lender, for the account of
its Facility

Office), to such

account as that

Party may notify to

the relevant Agent

by not less

than
5 Business

Days' notice

with a

bank

in the

principal financial

centre

of the

country of

that currency
(or,

in

relation

to

Euro,

in

the

principal

financial

centre

of

a

Participating

Member

State

or
London).
29.3 Distributions to the Obligors

An Agent may (with the consent of ABB

or the relevant Borrower

(as the case

may be)
or

in

accordance

with

Clause

30

(
Set-Off
))

apply

any amount

received

by

it

for

ABB or

that
Borrower

in

or

towards payment

(on

the date

and in

the

currency

and funds

of receipt)

of any
amount due from ABB or that

Borrower (as the case may

be) under the Finance Documents

or in
or towards purchase of any

amount of any currency to be

so applied.
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29.4 Clawback and pre-funding
(a)

Where a sum

is to be

paid to

an Agent

under the Finance

Documents for another
Party,

such Agent

is not obliged

to pay

that sum

to that

other Party

(or to

enter into

or
perform any

related exchange contract) until

it has been

able to establish to its absolute
satisfaction that it

has actually received

that sum

(and such

Agent shall make

such due
enquiry as a diligent agent

would make in so

establishing).
(b)

If an Agent pays an amount to another Party and it proves to be the case that such Agent
had

not

actually

received

that

amount,

then

the

Party

to

whom

that

amount

(or

the
proceeds

of

any

related

exchange

contract)

was

paid

by

such Agent shall on demand
refund the

same to such Agent

together with interest on that

amount

from

the

date

of
payment

to

the

date

of

receipt

by

such

Agent, calculated by such Agent to

reflect its
cost of funds.
(c)

If an Agent

has notified the Lenders that

it is willing to make

available amounts for the
account of a Borrower before receiving funds from

the Lenders then if and to the extent
that an Agent does so

but it

proves to be

the case

that it

does not then

receive funds

from
a

Lender

in

respect

of

a

sum

which

it

paid

to

a Borrower:
(i)

the Agent shall notify ABB of that Lender's identity, and the Borrower to whom that sum was made available shall on demand refund it to the Agent;

and
(ii)

the

Lender

by

whom

those

funds

should

have

been

made

available

shall

on
demand

pay

to

the

Agent

the

amount

(as

certified

by

the

Agent) which will
indemnify the Agent against any

funding cost

incurred by it

as a result of paying
out that sum before

receiving those funds

from that

Lender.
(d)

In the

event that a

Lender fails to

make its participation

in an Advance available

to the
Relevant Agent (as defined in Clause 29.1

(
Payments to the Agents )) in accordance with
the terms

of

this Agreement,

such Lender

hereby

indemnifies

the

Relevant

Agent

on
demand

against

all

costs,

losses

and

expenses that

the Relevant

Agent

may

incur

as

a

result

of

such

failure

(including,

without limitation, where the Relevant Agent, at
its sole option,

makes arrangements

to

make available

to the

relevant Borrower

an amount
equal to said participation).
(e)

For

the

purposes

of

paragrap
h (d )
of

this

Claus
e
29.4,

if

a

Lender

makes

its
participation available to

the Relevant Agent

after 3.00 p.m.

(London time) or,

in the case
of

a

Dollar

Swingline

Advance,

3.00

p.m.

(New

Yor

k

time)

on

the

due

date,

such
participation

shall

be

deemed

to

have

been

made

available

on

the

Business

Day
immediately succeeding the said due date.
29.5 Impaired Agents
(a)
(i)

If, at any time, an Agent becomes an Impaired Agent,

an Obligor or a Lender

which

is

required

to

make

a

payment

under

the

Finance
10250237317-v15

70-41048667

Documents

to

that

Agent

in

accordance

with

Clause

29.1

(
Payments

to
the
Agents
)

may

(or

shall,

in

the

case

of

a

payment

by

a

Lender

if paragrap
h
(ii )
below

applies)

instead

pay

that

amount

direct

to

the required recipient
or

(except

where

paragrap
h (ii )
below

applies)

pay that

amount to an

interest-
bearing account

held with

an Acceptable

Bank in

relation to which

no Insolvency
Event has

occurred and

is continuing,

in

the

name

of

the

Obligor

or

the

Lender
making

the

payment

and

designated

as

a

trust

account

for

the

benefit

of

the
Party

or

Parties

beneficially

entitled

to

that

payment

under

the

Finance
Documents.

In each

case

such

payments

must

be

made

on

the

due

date

for
payment

under the Finance Documents.
(ii)

This

paragraph

(ii)

applies

in

relation

to

a

payment

by

a

Lender

if

ABB

has
notified

that

Lender

in

writing

on

or

before

the

dat
e
falling

3

Business Day
prior to the date

for payment

(or 1 Business Day

prior to the

date

for

payment
in

respect

of

any

Swingline

Advance),

that

the relevant Agent is an Impaired
Agent and that this paragraph

(ii) applies to

such payment.
(b)

All

interest

accrued

on

the

amount

standing

to

the

credit

of

the

trust

account shall be
for

the

benefit

of

the

beneficiaries

of

that

trust

account
pro

rata
to

their

respective
entitlements.
(c)

A Party

which

has made

a payment

in accordance

with this

Clause 29.5

shall

be

discharged
of

the

relevant

payment

obligation

under

the

Finance

Documents and shall

not

take
any credit

risk

with respect to

the

amounts standing to the credit of the trust account.
(d)

Promptly

upon

the

appointment

of

a

successor

Agent

in

accordance

with Clause
26.1 2 (
Resignation of

an Agent
)

o
r 26.1 3 (
Replacement of

an Agent
), each

Party which
has made a payment to a trust

account in accordance with this Clause 29.5 shall give all
requisite

instructions

to

the

bank

with

whom

the

trust account

is

held

to

transfer

the
amount (together

with any

accrued interest)

to

the successor

Agent

for

distribution

in
accordance with Clause 29.2 ( Distributions by the Agents ).
(e)

In this Clause

29.5 "
Acceptable

Bank
" means a

bank which has a

rating for

its long-term
unsecured and

non credit-enhanced

debt

obligations of

A- or

higher

by Standard

& Poor's
Rating

Services

or

A3

or

higher

by

Moody's

Investor

Services Limited.

(f)

Each Agent shall notify ABB, the

other Agents and

the Lenders promptly

after
becoming an Impaired

Agent.

29.6 Partial payments
(a)

If an Agent receives a payment that

is insufficient to discharge all

the amounts then due
and payable by ABB or the Borrowers under the Finance Documents,
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70-41048667

such

Agent

shall

apply

that

payment

towards

the

obligations

of

the

Obligors

under
the Finance Documents

in the following order:
(i) first
,

in

or

towards

paymen
t
pro

rat
a
of

any

unpaid

fees,

costs

and
expenses of the Agents under the Finance

Documents;
(ii) secondly
,

in

or

towards

paymen
t
pro

rat
a
of

any

accrued

interest

or
commission due but unpaid under

this Agreement;
(iii) thirdly , in or towards payment pro rata
of any

principal due but

unpaid
under this Agreement; and
(iv) fourthly
, in

or towards

payment
pro rata
of any

other sum

due but

unpaid
under the Finance Documents.
(b)

The Facility Agent shall, if so directed

by the Majority Lenders, vary the

order
set out in paragraphs (a)(ii) to (iv)

above.
(c)

Paragraphs (a) and

(b) above will override any appropriation made by

ABB or
any Borrower.
29.7 No set-off by Obligors
All

payments

to

be

made

by

ABB

or

the

Borrowers

under

the

Finance

Documents

shall

be
calculated and be made without (and free and clear

of any deduction for) set-off or

counterclaim.
29.8 Business Days
(a)

Any payment which is due

to be made on a day that is

not a Business

Day shall
be made on the next Business

Day in the same calendar month (if

there is one) or the
preceding Business

Day (if there is not).
(b)

During any

extension of

the due

date for

payment of

any

principal or

an Unpaid

Sum

under
this Agreement interest

is payable on the

principal at the rate

payable on the original due
date.
29.9 Currency of account
(a)

Subject

to

paragraph
s (b ) t o (e )
below,

the

Base Currency

is

the

currency

of
account and payment for any sum due from ABB or the Borrowers under any Finance
Document.
(b)

A repayment of

an Advance

or Unpaid Sum or

a part of

an Advance

or Unpaid

Sum shall
be

made

in

the

currency

in

which

that Advance or

Unpaid

Sum

is denominated on its
due date.
(c)

Each

payment

of

interest

shall

be

made

in

the

currency

in

which

the

sum

in respect
of

which

the

interest

is

payable

was

denominated

when

that

interest

accrued.
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70-41048667

(d)

Each

payment

in

respect

of

costs,

expenses

or

Taxes

shall

be

made

in

the
currency in which

the costs, expenses or Taxes are incurred.
(e)

Any amount expressed

to be payable

in a

currency other than

the Base

Currency
shall be paid in that other currency.
29.10 Change of currency
(a)

Unless otherwise prohibited by law, if more than one currency or currency unit

are at the
same time

recognised by the

central bank

of any

country as

the lawful currency of

that
country, then:
(i)

any reference in the

Finance Documents

to, and

any obligations arising

under the
Finance Documents

in, the

currency of

that country

shall be

translated into,

or
paid in, the

currency or currency unit

of that country

designated by the Facility
Agent (after consultation

with ABB); and
(ii)

any

translation

from

one

currency

or

currency

unit to

another shall

be

at

the
official

rate

of

exchange

recognised

by

the

central

bank

for

the conversion
of

that

currency

or

currency

unit

into

the

other,

rounded

up

or

down

by

the
Facility Agent (acting reasonably).
(b)

If

a

change in

any

currency of

a country

occurs,

this Agreement

will,

to the extent the
Facility

Agent

(acting

reasonably

and

after

consultation

with

ABB)

specifies

to

be
necessary,

be amended

to comply

with any

generally accepted

conventions and market
practice in the

Relevant Market

and otherwise

to reflect

the change in currency.
30. SET-OFF
Without

prejudice

to

the

rights

at

law

of

each

Finance

Party,

while

an

Event

of

Default

is
continuing, a Finance Party may set off any matured obligation due from

ABB or the Borrowers
under

the

Finance

Documents

(to

the

extent

beneficially

owned

by

that

Finance Party) against
any matured obligation

owed by that

Finance Party

to ABB

or the Borrowers, regardless of the
place

of payment,

booking

branch

or

currency

of either

obligation.

If

the obligations

are

in

different
currencies, the Finance Party may convert

either

obligation

at

a

market

rate

of

exchange

in

its
usual

course

of

business for

the

purpose of the set-off.
31. NOTICES
31.1 Communications in writing
(a)

Any

communication

to

be

made

under

or

in

connection

with

the

Finance
Documents shall be made in writing

and, unless otherwise stated, may

be made

by fax
or letter.
(b)

With the consent

of the

relevant Lender, the

Agents may serve

notices and other
information on a Lender by way of electronic mail.
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70-41048667

31.2 Addresses
(a)

The address, electronic mail address (if

any) and fax number (if any) (and the
department or

officer, if

any,

for whose

attention the communication

is to be made)

of

each

Party

for

any

communication

or

document

to

be

made

or delivered under or
in connection with the Finance Documents

is:
(i)

in

the

case

of

the

Original

Obligors,

that

identified

i
n
Part

I
V ( The
Original Obligors
) of Schedule 1, with a copy

to ABB;
(ii)

in the case of ABB,

that identified in

Part IV

(
The Original Obligors ) of
Schedule 1;
(iii)

in

the

case of an

Additional Borrower, that

identified in

the

Borrower
Accession Letter

relating

to

that Additional

Borrower,

with

a

copy to ABB;
(iv)

in the case of each Lender, that notified in writing to

the Facility Agent
on or prior to the date on which it becomes a Party; and

(v)

in the case of an Agent, that identified in paragraph

(b) below,
or any substitute address, electronic

mail address, fax

number or department

or officer as
the Party may notify

to the Facility Agent (or the Facility Agent may

notify to the other
Parties, if

a change

is made

by the

Facility Agent)

by not

less

than 5

Business

Days' notice.
(b)
(i)

the Facility Agent:
Citibank Europe plc, UK Branch
EME A Loans Agency
5
t h
Floor Citigroup Centre
Mail drop CGC2 05-65
25 Canada Square
London E14 5LB
United Kingdom
Electronic mail

addresses: karen.hall@citi.com/

alasdair.garnham@citi.com
(ii)

the Dollar Swingline Agent:
Citibank, N.A.
Global Loans
1615 Brett Road, Ops III
New Castle, DE 19720
GLAgentOfficeOps@citi.com
Fax:

+1 212 994 0961
10250237317-v15

70-41048667

(iii)

the Euro Swingline

Agent:
Citibank Europe plc, UK Branch
EME A Loans Agency
5
t h
Floor Citigroup Centre
Mail drop CGC2 05-65
25 Canada Square
London E14 5LB
United Kingdom
Electronic mail

addresses:

karen.hall@citi.com /

alasdair.garnham@citi.com
31.3 Delivery
(a)

Any communication or document made or delivered by one person to another under or in connection with

the Finance Documents will only be effective:
(i)

if by way

of fax, when received in legible form; or

(ii)

if by way of letter, when it has been left at the relevant

address or 5 (in
the

case

of

domestic mail)

or

10

(in

the

case of

air

mail)

Business Days

after

being

deposited

in

the

post

postage

prepaid

in

an

envelope

addressed to it
at that address; or
(iii)

if by way

of electronic mail, when received.
and, if a

particular department

or officer

is specified

as part of

its address

details provided
under

Claus
e 31. 2 ( Addresses
),

if

addressed

to

that

department

or officer
, provided
tha t
if

receipt

is

on

a

day

that is

not

a

working

day

in

the

country

of

receipt

or

is

at

a

time

outside

normal

business

hours,

such communication

shall be effective on
the next succeeding working day.
(b)

Any communication or

document to be made

or delivered to an

Agent will be effective
only

when

actually

received

by

such

Agent

and

then

only

if

it

is expressly marked
for

the

attention

of

the

department

or

officer

identified

in Clause

31.2 (
Addresses ) (or
any substitute department or officer as the relevant

Agent

shall specify for this purpose).
(c)

All notices from or to an Obligor shall

be sent through the Facility

Agent.
31.4
Notification

of address and fax number
Promptly upon changing its address

or fax number,

each Agent shall notify the other Parties.
31.5 Electronic communication

(a)

Any communication to

be made between

any

two Parties

under or in

connection
with the Finance

Documents may

be made by

electronic mail

or other

electronic

means to
the extent that those

two Parties agree

that, unless and

until notified

to
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70-41048667

the contrary, this is to be an accepted form of communication and if those two Parties:
(i)

notify

each

other

in

writing

of

their

electronic

mail

address

and/or

any

other

information

required

to

enable

the

sending

and

receipt

of

information by
that means; and
(ii)

notify

each

other

of

any

change

to

their

address

or

any

other

such
information supplied

by

them by

not less

than five

Business Days'

notice.
(b)

Any

electronic

communication

made

between

those

two

Parties

will

be

effective

only when
actually received

during a Business

Day in readable

form

and in

the case

of any

electronic
communication made by a Party

to an Agent only

if it is addressed in

such a manner

as
such Agent shall specify for this purpose.
(c)

Any electronic

communication which

becomes effective,

i
n
accordance

with

paragraph
(b) above, after

5.00 p.m.

in the

place of

receipt shall be

deemed only

to become effective
on the following Business Day.
(d)

Any

reference

in

a

Finance

Document

to

a

communication

being

sent

or received
shall be

construed

to include

that communication

being made

available

in accordance with
this Clause 31.5.
31.6 Communication when an Agent is an Impaired Agent
If an Agent is an Impaired

Agent the Parties may, instead of communicating with

each
other

through

that

Agent,

communicate

with

each

other

directly

and

(while

that Agent

is

an
Impaired

Agent)

all

the

provisions

of

the

Finance

Documents

which

require

communications
to be made or

notices to be

given to or by

that Agent

shall be varied

so that

communications may
be made and notices

given to

or by the

relevant Parties directly.

This

provision

shall not

operate
after a

replacement

Agent has

been appointed.
31.7 English language
(a)

Any notice given under or in connection with

any Finance Document must be
in English.
(b)

All

other

documents

provided

under

or

in

connection

with

any

Finance
Document must be:
(i)

in English; or
(ii)

if not in English, and if so required by the Facility Agent,

accompanied
by a certified English translation.
32. CALCULATION AND CERTIFICATES
32.1 Accounts
In

any litigation

or

arbitration

proceedings

arising

out

of

or

in

connection

with

a

Finance

Document,
the entries made

in the

accounts

maintained by a

Finance Party are
prima facie
evidence

of the
matters to which

they relate.
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70-41048667

32.2 Certificates and Determinations
Except where

otherwise

indicated, any

certification or

determination

by a

Finance Party
of a rate or amount under any Finance Document

is, in the absence of manifest error, conclusive
evidence of the matters to which it relates.
32.3 Day count convention
Any interest, commission or fee accruing under a Finance

Document will accrue from
day

to

day

and

is

calculated

on

the

basis of the

actual

number

of days

elapsed

and

a year of
360 days

or,

in any

case where

the practice

in the

Relevant Market

differs, in

accordance

with
that market practice.
33.
PART

IAL INVALIDITY
If, at any time, any provision

of the Finance Documents is

or becomes illegal, invalid
or unenforceable in any respect

under any law of any

jurisdiction, neither the

legality, validity

or
enforceability

of

the

remaining

provisions

nor

th
e
legality,

validity

or

enforceability of such
provision under the law of any

other jurisdiction will in any way

be affected or impaired.
34. REMEDIES AND WAIVERS

No

failure to

exercise, nor any

delay in

exercising, on the

part

of any Finance Party,
any right or remedy under the Finance Documents

shall operate as a

waiver, nor shall any

single
or

partial

exercise

of

any

right

or

remedy

prevent

any

further

or

other

exercise

or the

exercise
of any other

right or remedy.

The rights and

remedies provided

in this Agreement

are cumulative
and not exclusive of any rights or

remedies provided

by law.
35. AMENDMENTS AND WAIVERS
35.1 Required consents
(a)

Subject to Clause

35.2 (
Exceptions
) any term

of the

Finance Documents

may be

amended
or

waived

only

with

the

consent

of

the

Majority

Lenders

and

ABB

and

any

such
amendment or waiver

will be binding on all Parties.
(b)

The

Facility

Agent

may

effect

(and

is

hereby

so

authorised

by

each

Finance Party),
on behalf of any Finance Party, any amendment or waiver

permitted by this Clause.
35.2 All Lender matters
Subject to Clause 35. 7 ( Changes to the reference rates
) an

amendment or waiver of
any term of any Finance Document

that has the effect of changing or which

relates to:

(a)

the definition of "
Majority Lenders " in Clause 1.1 ( Definitions );

(b)

an

extension

to

the

date

of

payment

of

any

amount

under

the

Finance
Documents;
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-
70-41048667

(c)

a reduction in the Margin or the amount of any payment of principal,

interest,
fees or commission payable;
(d)

an

increase

in

any

Commitment

or

Swingline

Commitment

other

than

an
increase made in accordance with Clause

2.2 (
Increase of Commitments );
(e)

any change to the Obligors other than

in accordance with Clause 25 (
Changes
to the Obligors );
(f)

any provision which expressly requires the consent

of all the Lenders;
(g)

Clause

2.4

(
Finance

Parties'

rights

and

obligations
),

Clause

4.
2 ( Further conditions
precedent ), Clause 5.1 (
delivery of a Utilisation

Request
), Clause 8.1 (
Lender

Illegality
),
Clause

8.3

(
Mandatory

Prepayment

on

Change

of

Control
),

Clause

8.4

(
Mandatory
Prepayment

on

Sanctions

Misrepresentation

or

Anti-
Bribery

and

Corruption

Misrepresentation ), Clause 23 (
Changes

to

the
Lenders
),

Clause 25

(
Changes to

the
Obligors
),

Clause

28

(
Sharing

among

the
Lenders
),

this

Clause

35,

Clause

38

(
Governing

Law
)

or

Clause

39

(
Enforcement );

(h)

the

nature

or

scope

of

the

guarantee

and

indemnity

granted

under

Claus
e 18
( Guarantee and Indemnity ),
shall not be made without the prior consent of all

the Lenders.
35.3 Other exceptions

An amendment or waiver which

relates to the rights

or obligations of any Agent

or any
Mandated Lead Arranger

(each in their capacity

as such) may not be effected

without the
consent of such Agent, such Mandated Lead Arranger.
35.4 Restricted Lenders

Claus
e 8. 4 (
Mandatory

Prepayment

on

Sanctions

Misrepresentation
)
and/or

Clause
19.14

(
Sanctions
)

and/or

Clause

21.9

(
Economic

Sanctions
)

(together,

the

"
Sanctions
Provisions
") shall only apply or,

as applicable, be given to

the extent that it would not result

in
(i)

any

violation

of,

conflict

with

or

liability

under

E
U
Regulation

(EC) 2271/96

or

(ii)

a
violation

or

conflict

with

section

7

foreign

trade

rules

(AWV) (
Außenwirtschaftsverordnung )
(in

connection

with

section

4

paragraph

1

a

no.

3

foreign

trade

law

(AWG)

( Außenwirtschaftsgesetz
))

or

a

similar

anti-boycott

statute.

In

connection

with

any
amendment, waiver,

determination or direction

relating to

any part of

a

Sanctions Provision

of
which a Lender does not

have the benefit

(and where

the Lender has notified the Facility Agent
to this effect), the Commitments of that Lender

will

be excluded for

the purpose of

determining
whether

the

consent of the

Majority Lenders has been obtained or whether the determination or direction by the Majority Lenders has been made.
35.5 Disenfranchisement of Defaulting Lenders

(a)

For

so long as a

Defaulting Lender

has any Commitment,

in

ascertaining the
Majority Lenders

or whether

any given

percentage (including,

for the

avoidance

of doubt,
unanimity) of the Total Commitments has been obtained to approve
10250237317-v15
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-
70-41048667

any request for a consent, waiver, amendment or other vote under the Finance
Documents:

(i)

that Defaulting Lender's Commitments will be reduced

by the amount
of its Available Commitments; and

(ii)

that Defaulting

Lender's Commitments

will be

ignored if

that Defaulting
Lender fails to respond

to a

request for a waiver

or amendment within the

time
period specified by ABB

and (unless it is an Impaired

Agent) the Facility Agent.

(b)

For

the

purposes of this

Claus
e
35.5, the

Facility Agent may assume

that the
following Lenders are Defaulting Lenders:

(i)

any Lender which has notified the Facility Agent that it

has become a
Defaulting Lender (and each Lender

shall notify the Facility

Agent

and ABB
promptly after becoming a Defaulting Lender);
(ii)

any

Lender

in

relation

to

which

it

is

aware

that

any

of

the

events

or
circumstances

referred

to

in

paragraphs

(a),

(b)

or

(c)

of

the

definition

of
"Defaulting Lender" has occurred,
unless it

has received

notice to

the contrary

from the

Lender concerned

(together with any
supporting evidence reasonably requested by the Facility

Agent)

or the Facility Agent is
otherwise aware that the Lender

has

ceased to be a

Defaulting Lender.
35.6 Replacement of a Defaulting Lender

(a)

ABB may, at any time a Lender

has become and continues to be a

Defaulting
Lender,

by giving

5

Business Days'

prior written notice to

the Facility Agent and such
Lender:
(i)

replace such Lender and any Revolving

Facility Affiliate or Swingline Affiliate

of

that

Lender

by

requiring

such

Lender

and

any

such

Revolving Facility
Affiliate

or

Swingline Affiliate

to (and

to the

extent permitted

by

law

that

Lender

or

Revolving

Facility

Affiliate

or Swingline

Affiliate shall) transfer
pursuant

to

Clause

23

(
Changes

to

the
Lenders
)

all

(and,

save

to

the

extent
provided for

in this

Clause, not

part

only) of

its rights

and obligations

under this
Agreement (including

in respect of any Separate

Advances); or
(ii)

require such Lender and/or

its Revolving Facility

Affiliate or Swingline

Affiliate
to (and

to the

extent

permitted by

law such

Lender or

Revolving

Facility

Affiliate

of

Swingline

Affiliate

shall)

transfer

pursuant

to Clause

23 (
Changes to the
Lenders
) all (and, save to the extent provided for

in

this

Clause,

not

part

only)
of

the

undrawn Commitment

and/or Swingline

Commitment

of

such

Lender
and/or

its

Revolving

Facility

Affiliate or Swingline Affiliate,
to

a

Lender

or

other

bank

(a

"
Replacement

Lender
")

selected

by

ABB,

and which
confirms its willingness

to assume and does

assume all the obligations

or
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all

the

relevant

obligations

of

the

transferring

Lender,

Revolving

Facility Affiliate
o r
Swingline

Affiliate

(including

the

assumption

of

participations

or

unfunded
participations (as the case may be)

of the transferor on the

same basis as the

transferor)
for

a

purchase

price

in

cash

payable

at

the

time

of

transfer equal to the outstanding
principal

amount

of such

Lender's

or Revolving

Facility

Affiliate's or

Swingline Affiliate's
participation in the

outstanding Advances and

all

accrued

interest

(to

the

extent

that
the

Facility

Agent

has

not

given

a notification under Clause 23.10 (
Pro rata interest
settlement
), Break Costs and other amounts payable

in relation thereto

under the Finance
Documents.

Where a

Lender

to be

replaced

pursuant to

this paragraph

is a

Swingline
Lender

that

is

the

Swingline

Affiliate

of

another

Lender,

the

rights

and

obligations
required to be transferred pursuant to

this Clause

by that

other Lender in its

capacity as
the Revolving Facility

Affiliate

of

that

Swingline

Lender

may,

at

the

option

of

ABB,
be limited

to

those

necessary for

the

Commitments of

the

replacement

Lender

(or

its

Affiliate)

to

be

at

least

equal

to

each

of

the

Swingline Commitments

to

be
transferred

to

such

replacement

Lender

pursuant

to

this Clause.

(b)

Any transfer of rights

and obligations of a Lender pursuant

to this Clause shall
be subject to the following conditions:
(i)

ABB shall have no right to replace an

Agent;

(ii)

no Agent nor the Defaulting Lender nor any other Finance Party shall
have any obligation

to find a Replacement

Lender;

(iii)

the transfer must

take place

no later

than 20

days after the

notice referred
to in paragraph (a) above; and

(iv)

in no event shall the Defaulting Lender be required to

pay or surrender
to

the Replacement

Lender any

of the fees received

by the

Defaulting

Lender
pursuant to the Finance Documents.
35.7 Changes to the reference rates

(a)

Subjec
t
to

Claus
e 35. 3 (
Other

exceptions
),

if

a

Published

Rate

Replacement
Event has occurred in relation

to any Published Rate for a

currency

which

can be
selected for an Advance,

any amendment or waiver which

relates to:
(i)

providing for

the use

of a Replacement

Reference

Rate in

relation to

that
currency in place of that Published

Rate; and
(ii)

(A)

aligning

any provision

of any Finance

Document to the

use of
that Replacement Reference Rate;

(B)

enabling

that

Replacement

Reference

Rate

to

be

used

for

the
calculation

of

interest

under

this

Agreement

(including,

without
limitation,

any

consequential

changes

required

to

enable

that
Replacement

Reference

Rate

to

be

used

for

the

purposes

of

this
Agreement);
10250237317-v15
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70-41048667

(C)

implementing

market

conventions

applicable

to

that
Replacement Reference Rate;

(D)

providing

for

appropriate

fallback

(and

market

disruption)
provisions for that Replacement Reference Rate; or

(E)

adjusting

the

pricing

to

reduce

or

eliminate,

to

the

extent
reasonably practicable, any transfer

of economic value

from one

Party to
another as

a result of

the application of

that Replacement

Reference Rate
(and

if

any adjustment

or method

for calculating any

adjustment

has

been

formally

designated,

nominated

or

recommended

by the

Relevant
Nominating Body,

the

adjustment

shall be

determined on the

basis

of that
designation, nomination

or recommendation),
may be made with

the consent of the Facility Agent

(acting on the instructions

of the
Majority Lenders) and ABB.
(b)

If

any

Lender

fails

to

respond

to

a

request

for

an

amendment

or

waiver

described in
paragraph

(a)

above

withi
n te n
(10)

Business

Days

(or

such

longer

time period in
relation to

any request

which ABB

and the

Facility Agent

may agree)

of that

request being
made:
(i)

its Commitments

shall not

be included

for the

purpose of

calculating

the Total
Commitments

under

the

Facility

when

ascertaining

whether

any

relevant
percentage of

Total Commitments has

been obtained

to approve

that request; and
(ii)

its status as

a Lender shall

be disregarded for

the purpose

of ascertaining

whether
the

agreement

of

any

specified

group

o
f
Lenders

has

been obtained

to
approve that request.
36. BAIL-IN
36.1 Contractual recognition of bail-in

Notwithstanding

any

other

term

of

any

Finance

Document

or

any

other

agreement,
arrangement

or

understanding

between

the

Parties,

each

Party

acknowledges

and accepts
that

any

liability

of

any

Party

to

any

other

Party

under

or

in

connection

with

the

Finance
Documents

may

be

subject

to

Bail-In

Action

by

the

relevant

Resolution Authority and
acknowledges and accepts to be bound

by the effect of:
(a)

any

Bail-In

Action

in

relation

to

any

such

liability,

including

(without
limitation):

(i)

a

reduction,

in

full

or

in

part, in

the

principal amount,

or

outstanding
amount due (including

any

accrued but unpaid

interest) in respect

of any

such
liability;

(ii)

a

conversion

of

all,

or

part

of,

any

such

liability

into

shares

or

other
instruments

of ownership that may be issued

to, or conferred on, it;

and
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-
70-41048667

(iii)

a cancellation of any such liability;

and

(b)

a variation of

any term of

any Finance

Document to

the extent necessary

to give
effect to any Bail-In Action in relation to any such liability.
36.2 Bail-In definitions
In this Clause

36:
"
Article

55

BRRD
"

means

Article

55

of

Directive

2014/59/EU

establishing

a
framework for the recovery and resolution of credit

institutions and investment firms.
" Bail-In Action " means the exercise of any Write-down and Conversion Powers.
" Bail-In Legislation " means:

(a)

in relation to

an EEA Member

Country

which has

implemented, or

which at any
time

implements,

Article

55

BRRD,

the

relevant

implementing

law

or

regulation
as

described

in

the

EU

Bail-In Legislation

Schedule

from

time

to

time;
(b)

in relation to the United Kingdom, the UK

Bail-In Legislation; and

(c)

in relation

to any state other

than such an

EEA Member Country

and the United
Kingdom, any analogous

law or regulation fro
m
time to time which

requires

contractual
recognition

of

any

Write-down

and

Conversion

Powers

contained

in

that

law

or
regulation.
"
EEA Member

Country
" means

any member

state

of the European Union,

Iceland,
Liechtenstein and Norway.
"
EU

Bail-In

Legislation

Schedule
"

means

the

document

described

as

such

and

published
by the Loan

Market Association (or any

successor person) from time

to time.
" Resolution Authority
" means

any

body which has authority to exercise any Write-

down and
Conversion Powers.
" UK Bail-In Legislation
" means Part I of the United Kingdom Banking Act 2009

and any other
law or

regulation applicable

in the

United Kingdom

relating to

the resolution

of unsound or failing
banks,

investment

firms

or

other

financial

institutions

or

their affiliates

(otherwise

than

through

liquidation,

administration

or

other

insolvency

proceedings).
" Write-down and Conversion Powers " means:

(a)

in

relation to

any Bail-In

Legislation described

in

the EU

Bail-In Legislation
Schedule

from

tim
e
to

time,

the

powers

described

as

such

in

relation

to

that Bail-In
Legislation in the EU Bail-In Legislation

Schedule;

(b)

in relation

to the UK

Bail-In Legislation, any powers

under that

UK Bail-In

Legislation
to cancel, transfer or dilute shares issued by a person that is a bank or investment firm

or
other financial

institution or

affiliate

of a

bank, investment
10250237317-v15
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70-41048667

firm

or

other

financial

institution,

to

cancel,

reduce,

modify

or

change

the

form

of

a
liability of

such a person

or any

contract or

instrument unde
r
which that liability

arises,
to

convert all

or

part of

that liability

into shares,

securities or obligations of that person
or any other person, to provide

that any such contract or

instrument

is

to

have

effect

as
if

a

right

had

been

exercised

under

it

o
r
to suspend

any

obligation

in

respect

of

that
liability

or

any

of

the

powers

under

that UK

Bail-In Legislation that

are related

to or
ancillary to

any of

those powers;
and
(c)

in relation to any other applicable Bail-In Legislation:
(i)

any

powers

under

that

Bail-In

Legislation

to

cancel,

transfer

or

dilute shares
issued

by

a

person

that

is

a

bank

or

investment

firm

or

other financial
institution

or

affiliate

of

a

bank,

investment

firm

or

other

financial institution,
to cancel,

reduce, modify or

change the form

of a liability

of such a

person or any
contract or

instrument under

which

that

liability arises,

to

convert

all

or

part of

that
liability

into

shares,

securities

or

obligations of

that person

or

any other

person,
to

provide that

any

such

contract

or

instrumen
t
is

to

have

effect

as

if

a

right
had

been

exercised

under it

or to

suspend

any obligation

in respect

of that

liability
or any of the powers under

that Bail-In Legislation that

are related to

or ancillary
to any of those powers; and
(ii)

any similar or analogous

powers under that Bail-In Legislation.
37. COUNTERPARTS
Each Finance Document may be

executed in any number of counterparts, and

this has the

same
effect

as if

the

signatures on the

counterparts were

on a

single copy of

the

Finance Document.
10250237317-v15
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70-41048667

SECTION 11
GOVERNING LAW AND ENFORCEMENT
38. GOVERNING LAW
This

Agreement

and

any

non-contractual obligations

arising

out

of

or

in

connection
with it are governed by English law.

39. ENFORCEMENT
39.1 Jurisdiction
(a)

The courts

of England sitting in

London

have exclusive

jurisdiction t
o
decide

any dispute
arising

out of

or in

connection with

this Agreement

(including a dispute relating to the
existence, validity or

termination of this

Agreement or any

non-contractual

obligations

arising

out

of

or

in

connection

with

this Agreement)

(a "
Dispute ").
(b)

The Parties

agree that

the courts

of Englan
d
sitting in

Londo
n
are the

most

appropriate
and

convenient

courts

to

settle

Disputes

and

accordingly

no

Party

will

argue

to

the
contrary.
(c)

This

Claus
e 3 9
is for

the

benefit

of the Finance

Parties

only.

As
a
result,

no Finance
Party shall

be prevented

from taking proceedings relating

to a Dispute ("
Proceedings ")
in any other courts with jurisdiction.
(d)

If ABB Finance

B.V.

is represented

by an attorney

or attorneys

in connection with

the
signing

and/or

executio
n
and/or

delivery

of

this

Agreement

or

any agreement

or
document

referred

to

herein

or

made

pursuant

hereto

and the relevant

power or

powers
of attorney is or are expressed to be

governed by the laws

of

a

particular

jurisdiction,
it

is

hereby

expressly

acknowledged

and

accepted by the

other parties hereto

that such
laws shall

govern

the

existence and

extent

of

such

attorney's

or

attorneys'

authority
and

the

effects

of

the

exercise thereof.
(e)

ABB and

each

Borrower

incorporated

in

a

jurisdiction other

than

England

and

Wales
agree

that

the

documents

which

start

any

Proceedings

in

England

and any

other
documents required to be

served in relation

to those

Proceedings

may be served

on ABB
Limited,

at

Daresbury

Park,

Daresbury,
Wa
rrington

WA4

4BT,

Cheshire,

United
Kingdom or, if different, its

registered office, with a copy

to ABB.

If the appointment of
the

person

mentioned

in

this

paragraph

(e)

ceases to

be

effective,

ABB

and

each
Borrower

shall

immediately

appoint

another person

in

England to

accept service

of
process on

its behalf

in England.

If ABB

or any Borrower fails to do so (and such failure
continues for a period of not less than fourteen days), the Facility

Agent shall be entitled
to appoint such a person by notice to ABB

or the relevant

Borrower (as

the case

may be).

Nothing contained herein

shall

restrict

the

right

to

serve

process in

any

other

manner
allowed by law.
THIS

AGREEMEN
T
has

been

entered

into

on

the

date

stated

at

the

beginning

of

this
Agreement.
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SCHEDULE 1
PART

I
THE ORIGINAL LENDERS
Name

Commitment ($)
Citibank, N.A., London Branch

105,694,444.50
Bank of America

Europe Designated Activity Company

105,694,444.50
Barclays Bank PLC

105,694,444.50
BNP Paribas (Suisse) SA

105,694,444.50
CA Indosuez (Switzerland)

SA

105,694,444.50
Credit Suisse (Switzerland) Ltd.

105,694,444.50
Deutsche Bank Luxembourg S.A.

105,694,444.50
Goldman Sachs Bank USA

105,694,444.50
HSBC Bank plc

105,694,444.50
ING Bank N.V.,

Amsterdam, Lancy/Geneva Branch

105,694,444.50
JPMorgan Chase Bank, N.A., London Branch

105,694,444.50
Nordea Bank Abp, filial i Sverige

105,694,444.50
Banco Santander, S.A.

105,694,444.50
Standard Chartered Bank

105,694,444.50
Skandinaviska Enskilda Banken AB (publ)

105,694,444.50
Société Générale S.A. Frankfurt

Branch

105,694,444.50
UBS Switzerland AG

105,694,444.00
UniCredit Bank AG

105,694,444.00
China

Construction

Bank

Corporation,

Beijing,

Swiss

Branch
Zurich 97,500,000.00
Total ...............................................................................................
2,000,000,000
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PART II
THE DOLLAR SWINGLINE

LENDERS
Dollar

Swingline
Commitment ($)
Citibank, N.A.

39,633,333.39
Bank of America N.A.

39,633,333.33
Barclays Bank PLC

39,633,333.33
BNP Paribas (Suisse) SA

39,633,333.33
CA Indosuez (Switzerland)

SA

39,633,333.33
Credit Suisse AG, Cayman Islands Branch

39,633,333.33
Deutsche Bank AG New York Branch

39,633,333.33
Goldman Sachs Bank USA

39,633,333.33
HSBC Bank plc

39,633,333.33
ING Bank N.V.,

Amsterdam, Lancy/Geneva

Branch

39,633,333.33
JPMorgan Chase Bank, N.A.

39,633,333.33
Nordea Bank Abp, filial i Sverige

39,633,333.33
Banco Santander, S.A.

39,633,333.33
Standard Chartered Bank

39,633,333.33
Skandinaviska Enskilda Banken AB (publ)

39,633,333.33
Société Générale

39,633,333.33
UBS AG, Stamford Branch

39,633,333.33
UniCredit Bank AG

39,633,333.33
China

Construction

Bank

Corporation,

Beijing,

Swiss

Branch

Zurich 36,600,000.00
Total ..............................................................................................
750,000,000
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Name

PART III
THE EURO SWINGLINE

LENDERS
Euro Swingline
Commitment ($)
Citibank, N.A., London Branch

39,633,333.39
Bank of America

Europe Designated Activity Company

39,633,333.33
Barclays Bank PLC

39,633,333.33
BNP Paribas (Suisse) SA

39,633,333.33
CA Indosuez (Switzerland)

SA

39,633,333.33
Credit Suisse (Switzerland) Ltd.

39,633,333.33
Deutsche Bank Luxembourg S.A.

39,633,333.33
Goldman Sachs Bank USA

39,633,333.33
HSBC Bank plc

39,633,333.33
ING Bank N.V.,

Amsterdam, Lancy/Geneva Branch

39,633,333.33
JPMorgan Chase Bank, N.A., London Branch

39,633,333.33
Nordea Bank Abp, filial i Sverige

39,633,333.33
Banco Santander, S.A.

39,633,333.33
Standard Chartered Bank

39,633,333.33
Skandinaviska Enskilda Banken AB (publ)

39,633,333.33
Société Générale S.A. Frankfurt

Branch

39,633,333.33
UBS Switzerland AG

39,633,333.33
UniCredit Bank AG

39,633,333.33
China

Construction

Bank

Corporation,

Beijing,

Swiss

Branch

Zurich 36,600,000.00
Total ..............................................................................................
750,000,000
10250237317-v15

70-41048667
Name

PART IV
THE ORIGINAL OBLIGORS
Jurisdiction

of
incorporation
ABB Finance B.V.

George Hintzenweg 81

Netherlands
3068 AX Rotterdam
The Netherlands
Attention:

Business Administration
E-mail:

NL-
coe.corporatetreasury.euc@abb.com
(with CC to grouptreasury@ch.abb.com)
Copy:

Legal Department
Fax:

+ 41 43 317 7992
ABB Treasury Center
(USA), Inc.
U.S.A.
Attention:

Treasurer
E-mail:
US-
amccorporatetreasury@abb.com

(with
CC
to grouptreasury@ch.abb.com)
Copy:

Legal Department
Fax:

+ 41 43 317 7992
Jurisdiction

of
incorporation
ABB Ltd

Affolternstrasse 44

Switzerland
CH-8050 Zurich
Switzerland
Attention:

Group Treasurer
Email:
grouptreasury@ch
.abb.com
Copy:

Legal Department
Fax:

+41 43 317 7992
10250237317-v15

70-41048667
Name of Original
Borrower

Address
305 Gregson Drive Cary, North Carolina
27511
Delaware,

United
States of America
Name of Guarantor

Address

SCHEDULE 2
CONDITIONS PRECEDENT
PART I
CONDITIONS PRECEDENT
1
1. Corporate Documents
(a)

A copy of the constitutional documents of

each Obligor (being, in the case of
ABB

Finance

B.V.

,

a

copy

of

the

articles

of

association

(
statuten
)

and

deed

of
incorporation

(
oprichtingsakte
),

as

well

as

an

extract

(
uittreksel
)

from

the

Dutch
Commercial Register ( Handelsregister )).
(b)

A copy of a resolution of the board of directors

of each Obligor (if applicable) or,

in

the
case

of

ABB

Finance

B.V.,

a

copy

of

a

resolution

of

the

board

of

managing directors
( directie
) or,

in the case

of ABB, a

copy of an

excerpt of the minutes

of,

or

a

circular
resolution of,

a meeting

of

the

board

of

directors of ABB:
(i)

approving

the

terms

of,

and

the

transactions

contemplated

by,

the Finance
Documents

to

which

it

is

a

party

and

resolving

that

it

execute

the

Finance
Documents to which it is a party;
(ii)

(other

than

in

relation

to

ABB)

authorising

a

specified

person

or

persons

to
execute the Finance Documents to

which

it is a

party on its

behalf;

and
(iii)

(other than in relation to ABB) authorising

a specified person or persons,

on

its

behalf,

to

sign

and/or

despatch

all

documents

and

notices

(including,

if
relevant,

any

Utilisation

Request)

to

be

signed

and/or despatched

by it under
or in connection with the Finance Documents

to which it is a party.
(c)

A specimen of

the signature

of each person

authorised by

the resolution

referred
to in paragraph (b) above.
(d) A
certificate of each

Obligor (signed without

personal liability by an

authorised
signatory

of

each

Obligor)

confirming

that

borrowing

or

guaranteeing,

as

appropriate,

the

Total

Commitments

would

not

cause

any

borrowing,

guaranteeing or similar
limit binding

on that relevant Obligor

to be exceeded.
(e)

A copy of a good

standing certificate (including

verification of tax status)

with respect to
ABB Treasury Center (USA), Inc., issued as of a recent date by the Secretary of

State

or

other

appropriate

official

of

its

jurisdiction

of

incorporation.
(f)

A

certificate

of

an

authorised

signatory

of

the

relevant

Obligor,

certifying

without
personal

liability

that

each

copy

document

relating

to

it

specified

in
1
It is acknowledged and

agreed that the

Facility Agent has

confirmed to ABB

on 16 December 2019

that the
Facility Agent has received

all such documents in

form and substance

satisfactory to it.
10250237317-v15

70-41048667

paragraph 1(a) - (d)

of this Schedule 2 is correct, complete

and in full force

and effect as
at a date

no earlier than the date of

this Agreement.
2. Legal opinions
(a)

A legal opinion of Clifford Chance LLP, legal advisers to the Mandated Lead Arrangers and the Agents

in England,

substantially in

the form distributed to the Original Lenders
prior to signing this Agreement.
(b)

A

legal

opinion

of

Clifford

Chance

LL
P,
Amsterdam, legal

advisers

to

the

Mandated

Lead

Arranger

and

the

Agents

in

the

Netherlands

in

the

form approved by

the
Facility Agent.
(c)

A legal opinion of Freshfields Bruckhaus

Deringer US LL
P, United States legal advisers
to

ABB

Treasury

Center

(USA),

Inc.

in

the

form

approved

by

the

Facility Agent.
(d)

A legal

opinion of

Niederer Kraft

Frey Ltd,

legal advisers

to the

Mandated Lead

Arrangers
and the Agents in Switzerland

in the form approved

by the Facility

Agent.
3. Other documents and evidence

(a)

Evidence

that

the

process

agent

referred

to

in

paragrap
h (e )
of

Claus
e 39.1
( Jurisdiction ) has accepted its appointment.

(b)

Evidence that the Existing Credit Facility

has been repaid

or cancelled in

full.
(c)

The Original Financial Statements of each Obligor.

(d)

Evidence

that

the

fees,

costs

and

expenses

then

due

from

ABB

pursuant

to
Clause 12 ( Fees ) and Clause 17 (
Costs and

Expenses
) have been paid or

will be

paid by
the first Utilisation Date.
10250237317-v15

70-41048667

PART

II
ADDITIONAL BORROWER CONDITIONS PRECEDENT
1.

A Borrower Accession Letter, duly executed by the Additional

Borrower and ABB.
2.

A copy of the constitutional documents of

the Additional Borrower.
3.

A

copy

of

a

resolution

of

the

board

of

directors,

or

other

suitable

authority,

of

the
Additional Borrower:
(a)

approving

the

terms

of,

and

the

transactions

contemplated

by,

the

Borrower
Accession Letter and the Finance Documents and resolving that it execute the Borrower
Accession Letter;
(b)

authorising

a

specified

person

or

persons to

execute the

Borrower

Accession
Letter on its behalf;

and
(c)

authorising a specified person or persons, on its behalf,

to sign and/or despatch
all other

documents and

notices (including

any Utilisation

Request) to

be signed

and/or
despatched by it under or in connection with

the Finance Documents.
4.

If applicable

or required under

applicable law, a

copy of the

resolution of

the board

of supervisory
directors of

the Additional

Borrower approving

the resolutions

of the

board

of managing directors
referred to under 3 above.
5.

If applicable or required under applicable law, a copy of a resolution of the Additional Borrower stating that the shareholders resolve and approve the

entering into, and the terms and

conditions
of, this Agreement.
6.

If applicable, a copy

of (i) the request

for advice from each

works council, or central

or Europea
n
works

council

with

jurisdiction over

the

transactions contemplated

by this Agreement

and

(ii)
the

positive

advice

from

such

works

council

which

contains

no condition, which

if complied
with, could

result in a

breach of any of

any of the

Finance Documents.
7.

A specimen of the signature

of each person authorised

by the resolution

referred to

in
paragraph 3 above.
8.

A

certificate

of

the Additional

Borrower (signed by

two duly

authorised signatories)
confirming

that

borrowing

the

Total

Commitments

would

not

cause

any

borrowing

limit
binding on it to be exceeded.
9.

A

copy

of

a

good standing

certificate (including

verification of

tax status)

with respect

to

any
Additional Borrower

whose jurisdiction

of incorporation

is a state

of the

United States

of America
or the

District

of

Columbia,

issued

as

of

a

recent

date

by

the

Secretary

of

State or

other

appropriate
official

of

such

Additional

Borrower's

jurisdiction

of

incorporation or organisation.
10. A
certificate

of

an

authorised

signatory

of

the

Additional

Borrower

certifying

that each

copy
document listed in this Schedule 2 is correct,

complete and in full force and effect

as at a date no
earlier than the date of the

Borrower Accession Letter.
10250237317-v15

70-41048667

11.

A copy

of any

other Authorisation

or other

document, opinion

or assurance which

the Facility
Agent reasonably considers to be

necessary in connection with the

entry into and performance of
the

transactions

contemplated

by

the

Borrower

Accession

Letter

or

for

the

validity

and
enforceability

of any Finance Document.
12.

If available, the latest audited

financial statements of the Additional Borrower.
13.

A legal opinion of Clifford Chance

LLP, legal advisers to the Lenders, Mandated

Lead
Arrangers and Facility

Agent in England.
14.

If

the

Additional

Borrower

is

incorporated

in

a

jurisdiction

other

tha
n
England

and
Wales, a legal opinion

of the

legal advisers

to the Lenders,

Mandated Lead Arrangers

and Facility
Agent in the

jurisdiction in

which the

Additional Borrower

is incorporated.
15.

If the

proposed

Additional

Borrower

is

incorporated

in

a

jurisdiction

other

than

England

and Wales,
evidence that

the

process agent

specified in

paragraph (e
) of Claus e 39.1 ( Jurisdiction
),

if

not
a

Borrower,

has

accepted

its

appointment

in

relation

to

the proposed

Additional Borrower.
10250237317-v15

70-41048667

SCHEDULE 3
UTILISATION REQUEST
2
From:

[Name of Borrower]
To:

[Agent]
Copied to:

[Facility Agent]*
Dated : [•]
Dear Sirs
ABB Ltd - $2,000,000,000 Multicurrency Revolving Credit Agreement
dated [•] (the "Credit

Agreement")
1.

Words and expressions defined in the Credit Agreement have the same meaning when used herein

unless given a different meaning in this

Utilisation Request.
2.
We

wish

to

borrow

a(n)

[Advance/Dollar

Swingline

Advance/Euro

Swingline
Advance] on the following terms:
Proposed Utilisation Date:

[•] (or, if that is not

a Business Day, the
next Business Day)
Currency of Advance:

[•]
Amount:

[•]
Interest Period:

[•]
3.

We confirm that each condition specified in Clause 4.2 (
Further conditions precedent )
is satisfied on the date of this Utilisation Request.
4.

The proceeds of this Advance

should be credited to [account].
5.

This Utilisation Request is irrevocable.
Yours

faithfully
...................................................................
authorised signatory for
[Name of Borrower]
2
[
WARNING

NOTE:

Please seek

Dutch legal advice

(i) until

the interpretation of

the term

"public" (as
referred

to in
Article 4.1(1)

of the

Capital

Requirements

Regulation

(EU/575/2013))

has been

published

by
the competent authority,

if the
share of

a Lender

in any

utilisation requested by a

Dutch borrower is

less
than EUR

100,000 (or the foreign

currency
equivalent

thereof) and

(ii) as

soon

as the

interpretation of

the
term "public"

has been

published

by the

competent authority,
if the Lender is

considered to be part

of the
public on the basis

of such interpretation.
]
10250237317-v15

70-41048667

SCHEDULE 4
FORM OF TRANSFER CERTIFICATE
To:

[•] as Facility Agent
From:

[Existing

Lender]

(the

"
Existing

Lender
")

and

[New

Lender]

(the

"
New
Lender ")
Dated:
ABB Ltd - $2,000,000,000 Multicurrency Revolving Credit Agreement
dated [•] (the "Credit

Agreement")
1.

Words and expressions defined in the Credit Agreement have the same meaning when used herein.
2.

We refer to Clause 23.5

(
Procedure for transfer ) of the Credit Agreement:
(a)

The

Existing

Lender

and

the

New

Lender

agree

to

the

Existing

Lender

and

the

New

Lender

transferring

by

novation

all

or

part

of

the

Existing

Lender's
[Commitment/Swingline Commitment],

rights and

obligations referred

to in

the

Schedule
in accordance with Clause 23.5 ( Procedure for transfer ).
(b)

The proposed Transfer Date is [•].

(c)

The Facility Office and address, fax number and attention

details for notices

of
the New Lender for the purposes of Clause 31.2 ( Addresses ) are set out in the Schedule.
3.

The

New

Lender

confirms,

for

the

benefit

of

the

Facility

Agent

and

without

liability

to

any
Obligor,

that

it

is

[a

Qualifying

Lender

falling

within

paragraph[s]

[•]

of

the definition of
Qualifying Lender]/[not a Qualifying

Lender].
4.

The New Lender confirms

that it is a Qualifying Bank.
5.

The

New

Lender

expressly

acknowledges

the

limitations

on

the

Existing

Lender's
obligations

set

out

in

paragrap
h (c )
of

Claus
e 23. 4 (
Limitation

of

responsibility

of
Existing
Lenders ).
6.

This

Transfer

Certificate

and

any

non-contractual

obligations

arising

out

of

or

in
connection with it are governed by English

law.
10250237317-v15

70-41048667

THE SCHEDULE
3
Commitment/Swingline Commitment/rights

and obligations to be transferred
[
insert relevant details of Commitment, Dollar Swingline Commitment and/or Euro Swingline
Commitment ]
[
Facility Office address, fax number and attention

details for notices and account details for
payments ]
[Existing Lender]

[New Lender]
By :
............................................................

By
: .............................................................
This Transfer Certificate is accepted by the Facility Agent and the Transfer Date is confirmed as [•].
[Facility Agent]
By:
3
[
WARNING

NOTE:

Please seek

Dutch legal advice

(i) until

the interpretation of

the term

"public" (as
referred

to in
Article 4.1(1)

of the

Capital

Requirements

Regulation

(EU/575/2013))

has been

published

by
the competent

authority, if the
participation of

a Lender

in a

Facility/Commitment requested by a

Dutch
borrower is

less

than

EUR

100,000 (or

the
foreign currency equivalent thereof) and (ii) as soon as the interpretation

of

the

term

"public"

has

been

published

by
the

competent

authority,

if

the

Lender

is
considered to be part of the public

on the basis of

such interpretation.
]
10250237317-v15

70-41048667

SCHEDULE

5
TIMETABLES
Advances

in
Advances in other
Delivery of a duly
completed Utilisation
Request (Clause 5.1
( Delivery of a
Utilisation Request )
Advances

in Euro
10

a.m.

London
time,

3

Business
Days prior to the
proposed Utilisation
Date
Dollars
11

a.m.

London
time,

3

Business
Days prior to the
proposed Utilisation
Date
currencies
11

a.m.

London
time,

3

Business
Days prior to the
proposed Utilisation
Date
Facility

Agent
determines

(in
relation to a
Utilisation)

the

Base
Currency

Amount

of the
Advance, if
required under
Clause 5.4 ( Lenders'
participation )
11

a.m.

London
time,

3

Business
Days prior to the
proposed Utilisation
Date
N/A

11 a.m. London
time,

3

Business
Days

prior

to

the
proposed Utilisation
Date
Facility Agent notifies
the Lenders of the
Advance in accordance
with
Clause 5.4 ( Lenders'
participation )
Delivery of a duly
completed Utilisation
Request

(Clause 5.5
( Delivery of a
Utilisation Request
for a Swingline
Advance ))
Swingline Agent
notifies each Swingline
Lender of the amount,
currency and the Base
Currency Amount of
each Swingline
Advance (paragraph (c)
of Clause 5.8
( Swingline Lenders'
Participation ))
Promptly upon
receipt from the
relevant Borrower
9.30 a.m. London time
on the proposed
Utilisation Date
Promptly upon
receipt from the
relevant Borrower
Promptly upon
receipt from the
relevant Borrower
11 a.m. New York

time
on the proposed
Utilisation Date
Promptly upon
receipt from the
relevant Borrower
Promptly upon
receipt from the
relevant Borrower
N/A
N/A
10250237317-v15

70-41048667

Advances

in Euro
Advances

in
Dollars
Advances in other
currencies
Facility Agent receives
a
notification from a
Lender under Clause
6.2 ( Unavailability
of a currency )
Facility

Agent

gives
notice

in

accordance
with Clause 6.2
( Unavailability of a
currency )
N/A

N/A

Quotation

Day as of
9 a.m. London time
N/A

N/A

Upon receipt of
notification from

the
Lenders
EURIBOR is fixed

Quotation

Day

as

of
11.00

a.m.

Brussels
time
N/A

N/A
10250237317-v15

70-41048667

SCHEDULE

6
FORM OF BORROWER

ACCESSION LETTER
To:

[•] as Facility Agent
From:

[Subsidiary] and ABB Ltd
Dated : [•]
Dear Sirs
ABB Ltd - $2,000,000,000 Multicurrency Revolving Credit Agreement
dated [•] (the "Credit

Agreement")
1. We
refer to the

Credit Agreement.

This is a

Borrower Accession Letter.

Terms

defined in

the
Credit

Agreement

have

the

same

meaning

in

this

Borrower

Accession

Letter unless given a
different meaning in this Borrower Accession Letter.
2.

[Subsidiary] agrees to become

an Additional

Borrower and

to be bound by

the terms of

the Credit
Agreement as

an

Additional

Borrower

pursuant

to

Clause

25.2

(
Additional Borrowers
)

of

the
Credit Agreement.
3.

[Subsidiary]

is

a

company

duly

incorporated

under

the

laws

of

[name

of

relevant
jurisdiction].
4.

[Subsidiary] is a wholly owned Subsidiary of ABB Ltd.
5.

[Subsidiary's] administrative details are as follows:
Address:
Fax No:
Attention:
6.

This Borrower Accession Letter and

any non-contractual obligations arising out of

or
in connection with it are

governed by English law.
ABB LTD

[Subsidiary]
By :
............................................................

By
: .............................................................
10250237317-v15

70-41048667

SCHEDULE

7
FORM OF RESIGNATION LETTER
To:

[•] as Facility Agent
From:

[resigning Borrower] and ABB Ltd
Dated : [•]
Dear Sirs
ABB Ltd - $2,000,000,000 Multicurrency Revolving Credit Agreement
dated [•] (the "Credit

Agreement")
1.

We

refer to

the Credit

Agreement.

This

is

a

Resignation Letter.

Terms

defined in

the

Credit
Agreement have

the

same meaning

in this

Resignation Letter

unless given

a different

meaning
in this Resignation Letter.
2.

Pursuant

to

Claus
e 25. 3 (
Resignation

of

a

Borrower
),

we

request

that

[resigning
Borrower] be released from

its obligations as a Borrower under the Credit Agreement.
3.

We confirm that:
(a)

no Default would result from the acceptance

of this request; and
(b)

[resigning Borrower] is under

no actual or contingent

liability under

the Credit
Agreement.
4.

This

Resignation

Letter

and

any

non-contractual

obligations

arising

out

of

or

in
connection with it are governed by English

law.
ABB LTD

[Subsidiary]
By :
............................................................

By
: .............................................................
10250237317-v15

70-41048667

SCHEDULE

8
MATERIAL SUBSIDIARIES
Company Name

Jurisdiction

ABB Interest
(%)
ABB Treasury Center (USA), Inc.

United States

100
ABB (China) Ltd.

China

100
ABB Holdings, Inc.

United States

100
ABB Beteiligungs- und
Verwaltungsges

.

mbH
ABB Finance B.V.

Netherlands

100
ABB Finance (USA), Inc.

United States

100
ABB Motors and Mechanical Inc

United States

100
B&R Holding GmbH

Austria

100
ABB Installation Products

Inc

United States

100
10250237317-v15

70-41048667
Germany

100

SCHEDULE 9
FORM OF INCREASE CONFIRMATION
To:

[

] as Facility

Agent, and ABB Ltd, for and on behalf

of each Obligor
From:

[the Increase Lender] (the "
Increase Lender ")
Dated:
ABB Ltd - $2,000,000,000 Multicurrency Revolving Credit Agreement
dated [•] (the "Credit

Agreement")
1.

We refer to the Credit Agreement.

This is an

Increase Confirmation.

Terms defined

in the Credit
Agreemen t
have

the

same

meaning

in

this

Increase

Confirmation

unless given a

different
meaning in this Increase

Confirmation.
2.

We refer to Clause 2.2 (
Increase of Commitments ).
3.

The

Increase

Lender

agrees

to

assume

and

will

assume

all

of

the

obligations
corresponding

to

the

[Commitment/Swingline

Commitment]

specified

in

the

Schedule

(the
"
Relevant

Commitment
")

as

if

it

were

an

Original

Lender

under

the

Credit

Agreement.
4.

The

proposed

date

on

which

the

increase

in

relation

to

the

Increase

Lender

and

the
Relevant Commitment is to take effect

(the "
Increase Date
") is [

].
5.

On the Increase Date, the Increase

Lender becomes party to

the Finance Documents

as
a Lender.
6.

The

Facility

Office

and

address,

fax

number

and

attention

details

for

notices

to

the
Increase Lender

for the purposes

of Clause

31.2 (
Addresses
) are set

out in the

Schedule.

7.

The Increase Lender

confirms, for

the benefit

of the

Facility Agent and

without liability

to

any
Obligor,

that

it

is

[a

Qualifying

Lender

falling

within

paragraph[s]

[•]

of

the definition of
Qualifying Lender]/[not a

Qualifying Lender].
8.

The Increase Lender confirms

that it is a Qualifying Bank
9.

The Increase

Lender expressly

acknowledges the

limitations on

the Lenders'

obligations
referred to in paragraph (g) of Clause

2.2 (
Increase of Commitments ).
10.

This

Increase Confirmation may be

executed in

any number

of counterparts

and this
has the same effect

as if the signatures

on the counterparts

were on a single

copy of this

Increase
Confirmation.
11.

This

Increase

Confirmation

and

any

non-contractual obligations

arising

out

of

or

in
connection with it are governed by English

law.
12.

This Credit Agreement has been entered into on the

date stated at the beginning of

this
Credit Agreement.
10250237317-v15

70-41048667

THE SCHEDULE
Relevant Commitment/rights and obligations to be

assumed by the Increase Lender
[
insert relevant details of Commitment, Dollar Swingline Commitment and/or Euro Swingline
Commitment ]
[
Facility Office address, fax number and attention

details for notices and account details for
payments ]
[Increase Lender]
By : .............................................................
This

Increase Confirmation

is

accepted as

an Increase

Confirmation

for

the purposes

of

the

Credit
Agreement by the Facility

Agent and the Increase Date is confirmed as
[ ].
Facility Agent
By : .............................................................
10250237317-v15

70-41048667

SCHEDULE 10
REFERENCE RATE TERMS
PART IA
DOLLARS

– TERM RATE ADVANCES
CURRENCY AND CATEGORY OF ADVANCE/UNPAID

SUM/ACCRUAL:
Dollars
Term Rate Advances and accrual of commission or fees.
Definitions
Additional Business Days: Any day other than:

(a)

a Saturday or a

Sunday; and

(b)

a

day

on

which

the

Securities

Industry

and
Financial

Markets

Association

(or

any

successor
organisation)

recommends

that

the

fixed

income
departments

of

its

members

be

closed

for

the

entire

day

for

purposes

of

trading

in

US Government
securities.
Break Costs: The amount (if any) by which:
(a)

the

interest

(excluding

the

Margin)

which

a

Lender
should have

received for the

period from the

date

of

receipt

of

all

or

any

part

of

its participation in the
relevant Advance or Unpaid Sum

to the last day of the
current Interest

Period in

respect

of that

Advance

or
Unpaid

Sum,

had the

principal

amount

or

Unpaid
Sum

received been paid on the last day of that Interest
Period;
exceeds:

(b)

the amount which that Lender would be able to
obtain

by

placing

an

amount

equal

to

the

principal
amount or Unpaid

Sum received by it on

deposit

with

a

leading

bank

for

a

period starting on

the Business
Day following

receipt or

recovery

and ending

on the

last
day of

the current

Interest Period.
Business

Day

Conventions
(definition

of

"Month"

and
Clause 10(e)):
10250237317-v15

70-41048667
(a)
If

any

period

is

expressed

to

accrue

by

reference
to

a

Month

or

any

number

of

Months

then,

in
respect of the last Month of that

period:
(i)

subject

to

paragrap
h (iii )
below,

if

the
numerically

corresponding

day

is

not

a
Business

Day,

that

period

shall

end

on
the

next

Business

Day

in

that

calendar

month

in

which

that

period

is

to

end

if there
is

one,

or

if

there

is

not,

on

the

immediately
preceding Business Day;
(ii)

if there is no numerically

corresponding

day in
the

calendar

month

in

which

that period is to
end, that period shall end on the

last

Business
Day

in

that

calendar

month; and
(iii)

if

an

Interest

Period

begins

on

the

last
Business

Day

of
a
calendar

month,

that
Interest

Period

shall

end

on

the

last
Business

Day

in

the

calendar

month

in

which
that Interest Period is to end.
(b)

If

an

Interest

Period

would

otherwise

end

on

a day
which

is

not

a

Business Day,

that

Interest

Period will
instead end on the next Business Day in

that

calendar
month

(if

there

is

one)

or

the

preceding Business

Day
(if there is not).
Fallback Interest Period: One month.
Market Disruption Rate:
The

percentage

rate

per

annum

which is

the

aggregate
of:

(a)

the Term

Reference Rate;

and

(b)

the applicable Term Reference Rate

CAS.
Primary Term Rate:
(a)

The

applicable Screen

Rate as

of the

Quotation Time
of

that Ter

m

Rate Advance

and

for

a

period

equal

in
length to

the Interest

Period of

that Term Rate

Advance.
(b)

If

n
o
Screen

Rate

is

available

for

the

Interest

Period

of

a

Term

Rate

Advance,

the

Interest Period of the
Advance

shall

(if

it

is

longer

than

the

applicable

Fallback

Interest

Period)

be shortened

to

the

applicable

Fallback

Interest

Period and the

applicable
Term

Reference Rate

shall be

determined pursuant

to
the definition

of "Term Reference Rate".
(c)

If

paragraph

(b)

above

applies

but

no

Screen Rate
is

available

for

the

Interest

Period

of

that Advance
and

it is

not

possible to

calculate the Term

Reference
Rate

fo
r
the

Fallback

Interest Period, the applicable
Term Reference Rate shall
10250237317-v15

70-41048667

be

the

Historic

Primary

Term

Rate

for

that
Advance.
(d)

If

paragraph

(c)

above

applies

but

it

is

not

possible
to

calculate the Historic

Primary Term Rate then:
(i)

there shall be no Term

Reference Rate for that
Advance for

that

Interest Period

and

Clause

9.1

(
Calculation

of

interest

–
Term

Rate

Advance
)

will

not

apply

to

that
Advance for that Interest Period;

and
(ii)

that

Advance

shall

be

a

"Compounded Rate
Advance"

for

that

Interest

Period

and Clause
9.2

(
Calculation

of

interest

–
Compounded
Rate

Advance
)

shall apply to that Advance for
that Interest Period.
If

the

aggregate

of

the

Primary

Term

Rate

and

the

Term
Reference

Rate

CAS

or

Fallback

CAS

(as

applicable)

is

less
than zero,

the aggregate

of the Primary

Term Rate and the

Term
Reference Rate CAS

or Fallback

CAS (as

applicable) shall

be
deemed to be zero.
Quotation Day:
(a)

Subject

to

paragraph

(b)

below,

two

Additional
Business

Days

before

the

first

day

of

the

relevant
Interest

Period

(unless

market

practice

differs

in

the
relevant

syndicated

loan

market,

in

which case the
Quotation Day

will be

determined

by the

Facility

Agent
in

accordance

with

that

market

practice

(and

if
quotations

would

normally

be

given on more than

one
day, the Quotation Day will be the last of those days)).
(b)

If the

Term Reference

Rate is,

or is

based

on, the

Central

Bank

Rate,

two

Additional

Business

Days before the
first day of the relevant Interest Period.
Quotation Time: The Quotation Day.
Relevant Market: The market for overnight cash borrowing collateralised by US Government

securities.
Reporting Time:
Close of

business in London on

the

Quotation

Day for

the relevant Advance.
Published

Rate

Contingency
Period:
10250237317-v15

70-41048667
30 days.

Screen Rate:
The

Term

SOF
R
reference

rate

administered

by CME
Group Benchmark

Administration

Limited (or any

other person
which

takes

over

the

administration

of

that

rate)

for

the

relevant

period

published

by

CME

Group Benchmark
Administration

Limited (or any

other person which

takes

over
the publication

of that rate).
Term

Reference Rate CAS:
The credit adjustment spread specified

below for a tenor of the
same

length

as

the

relevant

Interest

Period

of

the

relevant
Advance:
Interest Period

Applicable

credit
adjustment spread
1 month or less

0.10 per cent. per annum
3

months

or

less

but
greater than 1 month
6

months

or

less

but
greater than 3 months
Interest Periods
0.25 per cent. per annum
Periods

capable

of

selection

as
Interest

Periods

(paragraph

(b)

of
Clause

10

(
Selection

of

Interest
Periods )):
One, three or six months or some other period which has

been
agreed between the relevant Borrower (or ABB

on its

behalf)

and

the

Facility

Agent

(acting

on

the

instructions

of

all
the

Lenders
)
provided

tha
t
for

an Interest Period

shorter
than one

Month, the

Screen Rate applicable for

such Interest
Period will

be Screen

Rate

for one

month.
10250237317-v15

70-41048667
0.15 per cent. per annum

(a)

If

any

period

is

expressed

to

accrue

by
reference to a Month or any number of Months then,
in respect

of the

last Month

of that

period:
(i)

subject

to

paragrap
h
(iii)

below,

if

the
numerically

corresponding

day

is

not

a
Business

Day,

that

period

shall

end

on

the
next Business Day in that calendar month in
which that period is to

end if

there

is

one, or
if there

is not,

on the

immediately preceding
Business Day;
(ii)

if

there

is

no

numerically
corresponding

day

in

the

calendar

month
in

which

that

period

is

to

end,

that

period

shall

end

on

the

last Business

Day

in
that

calendar

month;

and
(iii)

if

an

Interest

Period

begins

on

the

last
Business

Day

of

a

calendar

month,

that
Interest

Period

shall

end

on

the

last
Business Day

in the calendar

month in

which
that Interest Period is to end.
(b)

If

an

Interest

Period

would otherwise

end on

a

day
which is not

a Business

Day, that Interest Period will
instead

end

on

the

next

Business

Day

in

that
calendar

month

(if

there

is

one)

or

the

preceding
Business Day (if there

is not).
Central Bank Rate:
(a)

The

short-term

interest

rate

target

set

by

the

US
Federal Open Market

Committee

as published

by

the
Federal

Reserve

Bank

of

New

York from time to
time; or

(b)

if

that

target

is

not

a

single

figure,

the
arithmetic mean of:
10250237317-v15

70-41048667
PART IB
DOLLARS – COMPOUNDED RATE

ADVA

NCES
CURRENCY

AND

CATEGORY

OF

ADVANCE/UNPAID

SUM:
Dollars

–
Compounded Rate Advances
Definitions
Additional Business Days: An RFR Banking Day.
Break Costs: Not applicable.
Business

Day

Conventions
(definition

of

"Month"

and
Clause 10(e)):

(i)

the

upper

bound

of

the

short-term
interest

rate

target

range

set

by

the

US
Federal

Open

Market

Committee

and
published

by

the

Federal

Reserve

Bank

of
New York; and
(ii)

the lower bound of that target range.
In

relation

to

the

Central

Bank

Rate

prevailing

at

close of

business

on

any

RFR

Banking

Day,

arithmetic mean
(calculated by

the Facility Agent)

of the Central Bank

Rate

Spreads

for

the

five

most

immediately preceding

RFR
Banking Days

for which

the RFR

is

available, excluding

the
RFR Banking Days

with the highest

and lowest Central

Bank
Rate Spreads.
For

this

purpose,
Central

Bank

Rate

Spread
means,

in
relation to

any RFR

Banking Day
, the difference (expressed
as

a

percentage

rate

per

annum) calculated

by

the

Facility
Agent (or

by

any other Financ
e
Party

which agrees t
o do so
in place of the Facility Agent)

between:
(a)

the RFR for that RFR Banking Day; and
(b)

the

Central

Bank

Rate

prevailing

a
t
close

of
business on that RFR Banking Day.

Daily Rate: The " Daily Rate " for any RFR Banking Day is:
(a)

the RFR for that RFR Banking Day; or
(b)

if

the

RFR

is

not

available

for

that

RFR
Banking

Day,

the

percentage

rate

per

annum
which is the aggregate of:

(i)

the

Central

Bank

Rate

for

that

RFR
Banking Day;

and
(ii)

the

applicable

Central

Bank

Rate
Adjustment;

or

(c)

if paragraph (b) above applies but

the Central
Bank

Rate

for

that

RFR

Banking

Day

is

not
available, the percentage

rate per annum

which is the
aggregate of:
(i)

the most recent Central

Bank Rate for a

day
which

is

no

more

than

two

RFR

Banking

Days

before

that

RFR

Banking
Day; and
10250237317-v15

70-41048667
Central

Bank

Rate
Adjustment:

(ii)

the

applicable

Central

Bank

Rate
Adjustment,

rounded, in either case, to four decimal places, if the
aggregate

of

that

rate

and

the

Baseline

CAS

or

Fallback
CAS

(as

applicable)

is

less

than

zero,

the

Daily Rate shall
be deemed

to be

such a

rate that the

aggregate of

the Daily
Rate and the

Baseline CAS or Fallback

CAS (as applicable)
is zero.
Fallback CAS:
The

Term

Reference

Rate

CAS

applicable

to

Term
Rate Advances in Dollars.
Lookback Period: Five RFR Banking Days.
Market Disruption Rate:
The percentage rate per annum

of:

(a)

the Cumulative

Compounded

RFR Rate

for the
Interest Period of the relevant

Advance; and

(b)

the applicable Fallback CAS.
Relevant Market:
The

market

for

overnight

cash

borrowing
collateralised by US Government

securities.

Reporting Day:
The Business Day which follows the day which is

the
Lookback

Perio
d
prior

to the

last day

of

the

Interest
Period.
Reporting Time:
Close of business

in London on the

Reporting

Day for
the relevant Advance.
RFR:
The

secured

overnight

financing

rate

(SOFR)
administered

by

the

Federal

Reserve

Bank

of

New York

(or

any

other

person

which

takes

over

the

administration
of that rate) published

by the Federal

Reserve

Bank

of

New

Yor

k

(or

any

other

person

which takes over the

publication
of that rate).
RFR Banking Day: Any day other than:
(a)

a Saturday or Sunday;

and
(b)

a

day

on

which

the

Securities

Industry

and
Financial

Markets

Association

(or

any
successor

organisation)

recommends

that

the

fixed
income

departments

of

its

members

be closed for
the

entire

day

for

purposes

of

trading

in

US
Government securities.
10250237317-v15

70-41048667

Published

Rate

Contingency
Period:
Interest Periods
Periods

capable

of

selection

as
Interest

Periods

(paragraph

(b) of

Clause

10

(
Selection

of
Interest Periods ))
30 days.
One,

three

or

six

months

or

some

other

period

which has
been

agreed

between

the

relevant

Borrower

(or ABB on
its behalf) and the Facility Agent (acting on the instructions of all the Lenders).
10250237317-v15

70-41048667

PART

II
STERLING
CURRENCY: Sterling.
Definitions
Additional Business Days: An RFR Banking Day.
Baseline CAS:
The

credit

adjustment

spread

specified

below

for

a
tenor of the same length as the relevant Interest Period

of the
relevant Advance:
Interest Period

Applicable

credit
adjustment spread
1 month or less

0.0326

per

cent.

per
annum
3

months

or

less

but
greater than 1 month
6

months

or

less

but
greater than 3 months
0.2766

per

cent.

per
annum
(a)

If any period is

expressed to accrue by reference to

a
Month

or

any

number

of

Months

then,

in respect of
the last Month of that period:
(i)

subject

to

paragrap
h (iii )
below,

i
f the
numerically

corresponding

day

is

not

a
Business

Day,

that

period

shall

end

on the
next

Business

Day

in

that

calendar

month

in
which that

period is to end

if

there

is

one,

or
if

there

is

not,

on

the

immediately preceding
Business Day;
(ii)

if there

is no

numerically corresponding

day in
the calendar

month in

which that period

is to
end, that period shall

end on

the

last

Business
Day

in

that

calendar

month; and
(iii)

if

an

Interest

Period

begins

on

the

last
Business

Day

of

a

calendar

month,

that
Interest

Period

shall

end

on

the

last
Business Day in

the calendar month

in

which
that Interest Period is to end.
10250237317-v15

70-41048667
0.1193

per

cent.

per
annum
Break Costs: Not applicable.
Business

Day

Conventions
(definition

of

"Month"

and
Clause 10(e)):

(b)

If

an

Interest

Period

would

otherwise

end

on

a

day
which is not

a Business

Day,

that Interest

Period

will
instead end

on the

next

Business

Day in that

calendar
month (if there is

one)

or the preceding Business

Day
(if there is not).
Central Bank Rate:
The Bank of England's

Bank Rate as published by

the

Bank of England from time

to time.
Central Bank Rate Adjustment:
In relation to the Central

Bank Rate prevailing at close
of

business

on

any

RFR

Banking

Day,

arithmetic

mean
(calculated

by

the

Facility

Agent)

of

the

Central

Bank

Rate
Spreads

for

the

five

most

immediately

preceding

RFR
Banking

Days

for

which

the

RFR

is

available, excluding
the

RFR

Banking

Days

with

the

highest and

lowest

Central
Bank Rate Spreads.
For

this

purpose
,
Central

Bank

Rate

Sprea
d means, in
relation

to

any

RFR

Banking

Day
,
the

difference

(expressed
as

a

percentage

rat
e
per

annum)

calculated

by

the

Facility
Agen t
(or

b
y
any

other

Finance

Party

which

agrees t
o
do

so
in

place

of

the

Facility

Agent)

between:
(a)

the RFR for that RFR Banking Day; and
(b)

the

Central

Bank

Rate

prevailing

a
t
close

of
business on that RFR Banking Day.

Daily Rate: The " Daily Rate
" for any RFR

Banking Day is:
(a)

the RFR for that RFR Banking Day; or
(b)

if the

RFR is

not available

for that

RFR Banking
Day, the percentage rate per

annum which is

the
aggregate of:

(i)

the

Central

Bank

Rate

for

that

RFR
Banking Day;

and
(ii)

the

applicable

Central

Bank

Rate
Adjustment;

or

(c)

if

paragrap
h (b )
above

applies

but

the

Central
Bank

Rat
e fo r
that

RFR

Banking

Day

is

not
available, the percentage rate

per annum which

is the
aggregate of:

(i)

the most recent Central Bank Rate for a da
y
which

is

no

more

tha
n fiv e RFR
10250237317-v15

70-41048667

Banking Days before that RFR

Banking Day;
and
(ii)

the

applicable

Central

Bank

Rate
Adjustment,

rounded,

in

either

case,

t
o fou r
decimal

places
,
if

the
aggregate of that

rate and the

Baseline CAS or Fallback CAS
(as

applicable)

is

less

than

zero,

the

Daily

Rate shall

be
deemed to

be such a rate

that the aggregate

of the Daily

Rate
and the Baseline CAS

or Fallback CAS (as

applicable) is zero.
Lookback Period: Five RFR Banking Days.
Market Disruption Rate:
The percentage rate per annum

of:
(a)

the Cumulative Compounded RFR Rate for

the
Interest Period of the relevant

Advance; and

(b)

the applicable Baseline CAS.
Relevant Market:
The sterling wholesale

market.
Reporting Day:
The day which

is the Lookback

Period prior to the

last day

of
the Interest

Period or,

if that

day is

not a

Business

Day,

the
immediately following Business Day.
Reporting Time:
Close of business in London

on the Reporting

Day for
the relevant Advance.
RFR:
The

SONIA

(sterling

overnight

index

average)
reference rate

displayed on the

relevant screen of any
authorised distributor of that reference

rate.
RFR Banking Day:
A

day

(other

than

a

Saturday

or

Sunday)

on

which
banks are open for general business in

London.
Published

Rate

Contingency
Period:
Interest Periods
Periods

capable

of

selection

as
Interest

Periods

(paragraph

(b)

of
Clause

10

(
Selection

of

Interest
Periods ))
One,

three

or

six months

or

some

other

period

which has
been

agreed

between

the

relevant

Borrower

(or ABB on
its behalf)

and the

Facility

Agent (acting

on the

instructions of
all the Lenders).
10250237317-v15

70-41048667
30 days.

PART

III
SWISS FRANCS
CURRENCY: Swiss francs.
Definitions
Additional Business Days: An RFR Banking Day.
Baseline CAS:
The

credit

adjustment

spread

specified

below

for

a
tenor of the same length as the relevant Interest Period

of the
relevant Advance:
Interest Period

Applicable

credit
adjustment spread
1 month or less

-0.0571

per

cent.

per
annum
3

months

or

less

but
greater than 1 month
6

months

or

less

but
greater than 3 months
0.0741

per

cent.

per
annum
(a)

If any period

is expressed to accrue

by reference to

a
Month

or

any

number

of

Months

then,

in respect of
the last Month of that period:
(i)

subject

to

paragrap
h (iii )
below,

if

the
numerically

corresponding

day

is

not

a
Business

Day,

that

period

shall

end

on the
next

Business

Day

in

that

calendar

month in
which that

period

is to end if there

is

one,

or
if

there

is

not,

on

the

immediately preceding
Business Day;
(ii)

if there is

no numerically

corresponding

day in
the calendar month

in which that

period is

to
end, that period shall

end

on the

last

Business
Day

in

that

calendar

month; and
(iii)

if

an

Interest

Period

begins

on

the

last
Business

Day

of

a

calendar

month,

that
Interest

Period

shall

end

on

the

last
Business Day in the calendar

month in which
that Interest Period is to end.
10250237317-v15

70-41048667
0.0031

per

cent.

per
annum
Break Costs: Not applicable.
Business

Day

Conventions
(definition

of

"Month"

and
Clause 10(e)):

(b)

If

an

Interest

Period

would

otherwise

end

on

a

day
which is not

a Business Day,

that Interest

Perio
d will
instead

end

on the

next

Business

Day in

that calendar
month (if there is one) or the

preceding Business Day
(if there is not).
Central Bank Rate:
The policy

rate of

the Swiss

National Bank

as published

by the Swiss National Bank from time to time.
Central Bank Rate

Adjustment:
In relation to the Central

Bank Rate prevailing at close
of

business

on

any

RFR

Banking

Day,

arithmetic

mean
(calculated

by

the

Facility

Agent)

of

the

Central

Bank

Rate
Spreads for

the five

most

immediately preceding

RFR Banking
Days

for

which

the

RFR

is

available, excluding the RFR
Banking Days with

the highest and lowest Central Bank

Rate
Spreads.
For

this

purpose
,
Central

Bank

Rate

Spread
means, in
relation

to

any

RFR

Banking

Day
,
the

difference

(expressed
as

a

percentage

rat
e
per

annum)

calculated

by

the

Facility
Agen t
(or

by

any other

Finance

Party

which

agrees t
o
do

so
in

place

of

the

Facility

Agent)

between:
(a)

the RFR for that RFR Banking Day; and
(b)

the

Central

Bank

Rate

prevailing

a
t
close

of
business on that RFR Banking Day.
Daily Rate: The " Daily Rate " for any RFR Banking Day is:
(a)

the RFR for that RFR Banking Day; or
(b)

if the

RFR is

not available

for that

RFR Banking
Day, the percentage rate per

annum which is

the
aggregate of:
(i)

the

Central

Bank

Rate

for

that

RFR
Banking Day;

and
(ii)

the

applicable

Central

Bank

Rate
Adjustment;

or

(c)

if

paragrap
h (b )
above

applies

but

the

Central
Bank

Rat
e fo r
that

RFR

Banking

Day

is

not
available, the percentage

rate per annum which is

the
aggregate of:
(i)

the most recent Central

Bank Rate for a da
y
which

is

no

more

tha
n fiv e RFR
10250237317-v15

70-41048667

Banking Days before

that RFR

Banking Day;
and
(ii)

the

applicable

Central

Bank

Rate
Adjustment,

rounded,

in

either

case,

t
o fou r
decimal

places
,
if

the
aggregate of

that rate and the

Baseline CAS or Fallback CAS
(as

applicable)

is

less

than

zero,

the

Daily

Rate shall

be
deemed to

be such a

rate that

the aggregate of the Daily

Rate
and the Baseline

CAS or Fallback CAS

(as applicable) is zero.
Lookback Period: Five RFR Banking Days.
Market Disruption Rate:
The percentage rate per annum

of:

(a)

the Cumulative Compounded RFR Rate for

the
Interest Period of the relevant

Advance; and
(b)

the applicable Baseline CAS.
Relevant Market: The Swiss francs overnight repo market.
Reporting Day:
The day which is the Lookback Period

prior to the last
day

of

the

Interest

Period

or,

if

that

day

is

not

a

Business

Day,

the

immediately

following

Business

Day.
Reporting Time:
Close of business in London on the Reporting

Day for
the relevant Advance.
RFR:
The

SARON

(Swiss

Average

Rate

Overnight)
reference rate administered by

SIX (or any

other person

which
takes

over

the

administration

of

that

rate) as

at the

close of
trading

on

the

SIX

Swiss

Exchange

on

the

relevant

day

displayed

on

page

SARON.S

of

the Thomson Reuters
screen under the heading CLSFIX.
RFR Banking Day:
A

day

(other

than

a

Saturday

or

Sunday)

on

which

banks
are

open

for

the

settlement

of

payments

and foreign
exchange transactions in Zurich.
Published

Rate

Contingency
Period:
Interest Periods
Periods

capable

of

selection

as
Interest

Periods

(paragraph

(b)

of
One,

three

or

six

months

or

some

other

period

which has
been

agreed

between

the

relevant

Borrower

(or
10250237317-v15

70-41048667
30 days.

Clause

10

(
Selection

of

Interest
Periods ))
ABB on

its behalf)

and the

Facility Agent

(acting on

the
instructions of all

the Lenders).
10250237317-v15

70-41048667

PART IV
EURO
CURRENCY:

Euro.
Definitions
Additional Business Days: A TARGET Day.
Break Costs: The amount (if any) by which:
(a)

the

interes
t
(excluding

the

Margin)

which

a

Lender

should

have

received

for

the

period from the date
of receipt

of all

or any

part of

its participation in the
relevant Advance

or Unpaid

Sum to the

last day

of the
current Interest Period in

respect

of

that

Advance

or
Unpaid

Sum,

had

the

principal

amount

or

Unpaid
Sum

received

been paid

on the

last day

of that Interest
Period;
exceeds:

(b)

the amount which

that Lender

would be able to
obtain

by

placing

an

amount

equal

to

the
principal

amount

or

Unpaid

Sum

received

by

it

on
deposit

with

a

leadin
g
bank

for

a

period starting
on

the

Business

Day following

receipt or recovery and
ending

on

the

last

day

of

the

current Interest Period.
Business

Day

Conventions
(definition

of

"Month"

and
Clause 10(e)):
10250237317-v15

70-41048667
(a)

If

any

period

is

expressed

to

accrue

by

reference

to

a

Month

or

any

number

of

Months

then, in respect

of the last

Month of that

period:
(i)

subject

to

paragrap
h (iii )
below,

if

the

numerically

corresponding

day

is

not

a

Business

Day,

that

period

shall

end

on

the

next

Business

Day

in

that

calendar

month

in

which

that

period

is

to

end

if

there

is

one,

or

if

there

is

not,

on

the

immediately preceding Business Day;
(ii)

if there is

no numerically corresponding

day in the calendar

month in which

that

period is to end,

that period

shall end

on

the

last

Business

Day

in

that

calendar

month; and
(iii)

if

an

Interest

Period

begins

on

the

last

Business

Day

of

a

calendar

month,

that

Interest

Period

shall

end

on

the

last

Business Day in the calendar month in which
that Interest Period is to end.
(b)

If

an

Interest

Period

would

otherwise

end

on

a

day
which is not a Business Day,

that Interest

Period

will
instead end

on the

next Business

Day in that

calendar
month (if there is one) or the preceding Business

Day
(if there is not).
Primary Term

Rate:
(a)

The applicable

Screen Rate

as of

the Specified Time
on the Quotation Day for Euro and for a

period equal
in

length

to

the

Interest

Period

of

that

Term

Rate
Advance; or
(b)

if

no

Screen

Rate is

available for

the

Interest

Period
of that Advance, the Interpolated Screen

Rate for that
Term Rate Advance
If any

such rate

is less

than zero,

the Primary

Term Rate shall
be deemed to be zero.
Quotation Day:
Two TARGET Days before

the first

day of

the relevant

Interest
Period

(unless

market

practice

differs

in

the

Relevant
Market, in

which case

the Quotation

Da
y
will

be determined

by
the

Facilit
y
Agent in

accordance with

market

practice

in

the

Relevant

Market

(and

if
quotations would normally

be given on

more than one

day, the
Quotation Day

will be the last of

those days)).
Quotation Time: Quotation Day 11:00 a.m. (Brussels time).
Relevant Market: The European interbank market.
Term

Reference Rate CAS:
Not applicable.
Screen

Rate:
The

euro

interbank

offered

rate

administered

by

the
European

Money

Markets

Institute

(or

any

other

person
which takes

over the administration

of that rate)

for

the
relevant period displayed

(before any

correction, recalculation

or

republication

by

the

administrator)

on

page
EURIBOR01 of

the

Thomson

Reuters screen.
Interest Periods
Periods

capable

of

selection

as
Interest

Periods

(paragraph

(b)

of
Clause

10

(
Selection

of

Interest
Periods ))
10250237317-v15

70-41048667
One,

three or

six months or

som
e
other period

which
has

been

agreed

between

the

relevant

Borrower

(or
ABB on

its behalf)

and the

Facility

Agent (acting

on
the instructions of all the Lenders).

SCHEDULE 11
DAILY NON-CUMULATIVE

COMPOUNDED RFR RATE
The "
Daily Non-Cumulative

Compounded RFR

Rate
" for any RFR

Banking Day "i"

during

an Interest
Period for a Compounded

Rate Advance

is the percentage

rate per annum (without

rounding, to

the extent
reasonably

practicable for

the

Finance Party

performing

the

calculation,

taking into

account the

capabilities
of any software used for that

purpose) calculated

as set out below:

where:
" UCCDR
i
"

means

the

Unannualised

Cumulative

Compounded

Daily

Rate

for

that

RFR Banking
Day " i ";
" UCCDR
i-1
"
means,

in

relation

to

that

RFR

Banking

Day

"
i
",

the

Unannualised

Cumulative
Compounded Daily

Rate for

the immediately

preceding RFR

Banking Day

(if any)

during that Interest
Period;
" dcc "
means

360

or,

in

any

case

where

market

practice

in

the

Relevant

Market

is

to

use

a different
number for quoting the number of days in

a year, that number;
" n
i
" means the number of calendar days

from, and including, that RFR Banking

Day "
i
" up to,

but
excluding, the following RFR Banking Day;and
the "
Unannualised Cumulative

Compounded Daily

Rate
" for any

RFR Banking

Day (the "
Cumulated
RFR

Banking

Day
")

during

that

Interest

Period

is

the

result

of

the

below calculation

(without
rounding,

to

the

extent

reasonably

practicable

for

the

Finance

Party

performing the

calculation, taking
into account the capabilities of any software

used for that purpose):

where:
" ACCDR
"

means

the

Annualised

Cumulative

Compounded

Daily

Rate

for

that
Cumulated RFR Banking Day;
" tn
i
"

means the

number

of

calendar

days

from, and

including,

the

first

day

of

the

Cumulation
Period to,

but excluding, the

RFR Banking Day which

immediately follows the

last

day

of

the
Cumulation Period;
" Cumulation Period
" means

the period

from, and

including, the

first

RFR Banking

Day of
that Interest Period to, and

including, that Cumulated RFR Banking Day;
" dcc
" has the meaning given to that term

above; and
the

"
Annualised Cumulative

Compounded Daily

Rate
" for

that Cumulated RFR Banking
Day

is

the

percentage

rate

per

annu
m
(rounded

to

the

same

number

of

decimal

places

as
10250237317-v15

70-41048667

specified

for

the

Daily

Rate

in

the

applicable

Reference

Rate

Terms
)
calculated

as

set

out

below:

where:
" d
0
" means the number of RFR Banking Days

in the Cumulation Period;
" Cumulation Period
" has the meaning given to

that term above;
" i
" means

a series

of whole

numbers from

one to

d
0
, each

representing the relevant

RFR

Banking
Day in chronological

order in the Cumulation Period;
" DailyRate
i-LP
" means, for

any RFR Banking Day "
i
" in the

Cumulation Period,

the

Daily Rate
for the

RFR Banking

Day which

is the

applicable Lookback Period

prior to

that RFR

Banking
Day " i ";
" n
i
"

means,

for

any

RFR

Banking

Day

"
i
"

in

the

Cumulation

Period,

the

number

of calendar
days

from, and

including, that

RFR Banking

Day "
i
"

up to,

but excluding,

the following

RFR
Banking Day;
" dcc
" has the meaning given to that term

above; and
" tn
i
" has the meaning given to that term above.
10250237317-v15

70-41048667

SCHEDULE 12
CUMULATIVE COMPOUNDED RFR RATE
The " Cumulative Compounded RFR Rate
" for any Interest Period for a

Compounded Rate Loan is the
percentage rate per annum (rounded

to the same number of decimal places as

is specified

in the

definition
of

"
Annualised

Cumulative

Compounded

Daily

Rate
"

in

Schedule

11

(
Daily

Non-Cumulative
Compounded RFR Rate )) calculated as set out below:
where:
" d
0
" means the number of RFR Banking Days

during the Interest Period;
" i
"

means

a

series

of

whole

numbers

from

one

to

d
0
,

each

representing

the

relevant

RFR

Banking
Day in chronological

order during the Interest

Period;
" DailyRate
i-LP
" means

for any

RFR

Banking Day

"
i
" during

the Interest

Period, the

Daily Rate

for the

RFR
Banking Day which

is the applicable Lookback

Period prior to that RFR Banking

Day "
i ";
" n
i
" means, for any RFR Banking Day " i
", the number of calendar days from, and

including, that RFR
Banking Day " i
" up to, but excluding, the following RFR Banking

Day;
" dcc
"

means

360

or,

in

any

case

where

market

practice

in

the

Relevant

Market

is

to

use

a different
number for quoting the number of days in

a year, that number;and
" d
" means the number of calendar days during that

Interest Period.
10250237317-v15

70-41048667

SIGNATURES
[ Intentionally Left Bank ]
10250237317-v15

70-41048667

SIGNATURES
THE GUARANTOR
By: s/ Jani Relander By
s/ Veronique

Dersy
Jani Relander
Veronique

Dersy
For and on behalf

of
ABB LTD
Signature page to the Amendment and

Restatement Agreement

relating

to the Facility Agreement.

THE ORIGINAL BORROWERS
By: s/ Marta Wolodzko By s/ Baptise Verbruggen
Marta Wolodzko Baptise Verbruggen
For and on behalf of ABB
FINANCE

B.V.
By: s/ John Healy By s/ Bridget Smith
John Healy Bridget Smith
For and on behalf of
ABB TREASURY CENTER

(USA), INC.
Signature page to the Amendment and

Restatement Agreement

relating

to the Facility Agreement.

THE FACILITY AGENT
By: s/ Alasdair Garnham
Name: Alasdair Garnham
(Authorised Signatory)
For and on behalf of
CITIBANK

EUROPE PLC, UK

BRANCH
Signature page to the Amendment and

Restatement Agreement

relating

to the Facility Agreement.

THE EURO SWINGLINE

AGENT
By: s/ Alasdair Garnham
Name: Alasdair Garnham
(Authorised Signatory)
For and on behalf of
CITIBANK EUROPE PLC,

UK BRANCH
Signature page to the Amendment and

Restatement Agreement

relating

to the Facility Agreement.

THE DOLLAR SWINGLINE

AGENT
By: s/ Paul Gibbs
Name: Paul Gibbs
(Authorised Signatory)

For and on behalf of
CITIBANK, N.A.
Signature page to the Amendment and

Restatement Agreement

relating

to the Facility Agreement.

THE MANDATED LEAD

ARRANGER
By: s/ Paul Gibbs
Name: Paul Gibbs
(Authorised Signatory)
For and on behalf of
CITIGROUP GLOBAL MARKETS LIMITED
Signature page to the Amendment and

Restatement Agreement

relating

to the Facility Agreement.

THE MANDATED LEAD

ARRANGER
By: s/ Faisal Rehman
Name: Faisal Rehman, Director
(Authorised Signatory)
For and on behalf of
BANK OF AMERICA EUROPE

DESIGNATED ACTIVITY

COMPANY
Signature page to the Amendment and

Restatement Agreement

relating

to the Facility Agreement.

THE MANDATED LEAD ARRANGER
By: s/ Jamie Telkman
Name: Jamie Telkman
(Authorised Signatory)
For and on behalf of
BARCLAYS BANK PLC
Signature page to the Amendment and

Restatement Agreement

relating

to the Facility Agreement.

THE MANDATED LEAD

ARRANGER
By: s/ Enna Pariset By s/ A Renaudin
Name: Enna Pariset Name A Renaudin, MD
(Authorised Signatory)
For and on behalf of
BNP PARIBAS (SUISSE) SA
Signature page to the Amendment and

Restatement Agreement

relating

to the Facility Agreement.

THE MANDATED LEAD

ARRANGER
By: s/ Marek Jöckel By s/ Vincent Gancel
Name: Marek Jöckel Name Vincent Gancel, Deputy CEO
(Authorised Signatory)
For and on behalf of
CA INDOSUEZ

(SWITZERLAND)

SA
Signature page to the Amendment and

Restatement Agreement

relating

to the Facility Agreement.

THE MANDATED LEAD

ARRANGER
By: s/ Ursula Schwarzenberger By s/ Christoph Bischofberger
Name: Ursula Schwarzenberger Name Christoph Bischofberger
(Authorised Signatory)
For and on behalf of
CREDIT SUISSE (SWITZERLAND)

LTD.
Signature page to the Amendment and

Restatement Agreement

relating

to the Facility Agreement.

THE MANDATED LEAD

ARRANGER
By: s/ Banu Kologlu By s/ Marc Lutz
Name: Banu Kologlu Name Marc Lutz
(Authorised Signatory)
For and on behalf of
DEUTSCHE BANK LUXEMBOURG

S.A.
Signature page to the Amendment and

Restatement Agreement

relating

to the Facility Agreement.

THE MANDATED LEAD

ARRANGER
By: s/ Ashritha Shetty
Name: Ashritha Shetty
(Authorised Signatory)
For and on behalf of
GOLDMAN SACHS

BANK USA
Signature page to the Amendment and

Restatement Agreement

relating

to the Facility Agreement.

THE MANDATED LEAD

ARRANGER
By: s/ Rob Stoyle
Name: Rob Stoyle
(Authorised Signatory)
For

and

on

behalf

of
HSBC BANK PLC
Signature page to the Amendment and

Restatement Agreement

relating

to the Facility Agreement.

THE MANDATED LEAD

ARRANGER
By: s/ Paul-Emmanuel Aerts By s/ Hermen Egberink
Name: Paul-Emmanuel Aerts,
General Manager
Name Hermen Egberink
Head of Credit Risk
(Authorised Signatory)
For and on behalf of
ING BANK N.V.,

AMSTERDAM,

LANCY/GENEVA BRANCH
Signature page to the Amendment and

Restatement Agreement

relating

to the Facility Agreement.

THE MANDATED LEAD

ARRANGER
By: s/ Jon Abando
Name: Jon Abando,
Managing Director
(Authorised Signatory)
For and on behalf of
J.P. MORGAN SECURITIES PLC
Signature page to the Amendment and

Restatement Agreement

relating

to the Facility Agreement.

THE MANDATED LEAD

ARRANGER
By: s/ Einar Erici By s/ Birgitta Höög
Name: Einar Erici Name Birgitta Höög
(Authorised Signatory)
For and on behalf of
NORDEA BANK ABP, FILIAL I SVERIGE
Signature page to the Amendment and

Restatement Agreement

relating

to the Facility Agreement.

THE MANDATED LEAD

ARRANGER
By: s/ Uwe Steinmetz By s/ Andreea Boskoff
Name: Uwe Steinmetz Name Andreea Boskoff,
Executive Director
(Authorised Signatory)
For and on behalf of
BANCO SANTANDER,

S.A.
Signature page to the Amendment and

Restatement Agreement

relating

to the Facility Agreement.

THE MANDATED LEAD

ARRANGER
By: s/ S Derrick
Name: S Derrick
(Authorised Signatory)
For and on behalf of
STANDARD

CHARTERED BANK
Signature page to the Amendment and

Restatement Agreement

relating

to the Facility Agreement.

THE MANDATED LEAD

ARRANGER
By: s/ Andersson By s/ Maschke
Name: Andersson Name Maschke
(Authorised Signatory)
For and on behalf of
SKANDINAVISKA ENSKILDA BANKEN AB (PUBL)
Signature page to the Amendment and

Restatement Agreement

relating

to the Facility Agreement.

THE MANDATED LEAD

ARRANGER
By: s/ Sven Streiter By s/ Richard Ohl
Name: Sven Streiter
Managing Director
Name Richard Ohl
Director
(Authorised Signatory)
For and on behalf of
SOCIÉTÉ GÉNÉRALE S.A. FRANKFURT BRANCH
Signature page to the Amendment and

Restatement Agreement

relating

to the Facility Agreement.

THE MANDATED LEAD

ARRANGER
By: s/ Roman Schönholzer By s/ Lukas Gisiger
Name:
Roman Schönholzer

Associate Director
Name
Lukas Gisiger

Director
(Authorised Signatory)
For and on behalf of
UBS SWITZERLAND

AG
Signature page to the Amendment and

Restatement Agreement

relating

to the Facility Agreement.

THE MANDATED LEAD

ARRANGER
By: s/ Dr Patrick Englert By s/ Tobias Pies
Name: Dr Patrick Englert Name Tobias Pies
(Authorised Signatory)
For and on behalf of
UNICREDIT

BANK AG
Signature page to the Amendment and

Restatement Agreement

relating

to the Facility Agreement.

THE MANDATED LEAD

ARRANGER
By: s/ Peng Kong By s/ Marc Zulian
Name: Peng Kong,
Deputy General Manager
Name Marc Zulian
(Authorised Signatory)
For and on behalf of
CHINA CONSTRUCTION BANK CORPORATION,

BEIJING, SWISS

BRANCH
ZURICH
Signature page to the Amendment and

Restatement Agreement

relating

to the Facility Agreement.

THE ORIGINAL

LENDER

By: s/ Akshay Jashnani
Name: Akshay Jashnani,
Vice President
(Authorised Signatory)
For and on behalf of
CITIBANK, N.A., LONDON

BRANCH
Signature page to the Amendment and

Restatement Agreement

relating

to the Facility Agreement.

THE ORIGINAL

LENDER

By: s/ Faisal Rehman
Name: Faisal Rehman
Director
(Authorised Signatory)
For and on behalf of
BANK OF AMERICA

EUROPE DESIGNATED ACTIVITY COMPAN
Y
(as Lender

to
Borrowers incorporated in the Netherlands and

the EU)
Signature page to the Amendment and

Restatement Agreement

relating

to the Facility Agreement.

THE ORIGINAL

LENDER

By: s/ Faisal Rehman
Name: Faisal Rehman
Director
(Authorised Signatory)
For and on behalf of
BANK OF AMERICA N.A., LONDON BRANCH

(as Lender to Borrowers
incorporated in the USA and Switzerland)
Signature page to the Amendment and

Restatement Agreement

relating

to the Facility Agreement.

THE ORIGINAL

LENDER

By: s/ Jamie Telkman
Name: Jamie Telkman
(Authorised Signatory)
For and on behalf of
BARCLAYS BANK PLC
Signature page to the Amendment and

Restatement Agreement

relating

to the Facility Agreement.

THE ORIGINAL

LENDER

By: s/ Enna Pariset By s/ A Renaudin
Name: Enna Pariset Name A Renaudin, MD
(Authorised Signatory)
For and on behalf of
BNP PARIBAS (SUISSE) SA
Signature page to the Amendment and

Restatement Agreement

relating

to the Facility Agreement.

THE ORIGINAL

LENDER

By: s/ Marek Jöckel By s/ Vincent Gancel
Name: Marek Jöckel Name Vincent Gancel, Deputy CEO
(Authorised Signatory)
For and on behalf of
CA INDOSUEZ

(SWITZERLAND)

SA
Signature page to the Amendment and

Restatement Agreement

relating

to the Facility Agreement.

THE ORIGINAL

LENDER

By: s/ Ursula Schwarzenberger By s/ Christoph Bischofberger
Name: Ursula Schwarzenberger Name Christoph Bischofberger
(Authorised Signatory)
For and on behalf of
CREDIT SUISSE (SWITZERLAND)

LTD.
Signature page to the Amendment and

Restatement Agreement

relating

to the Facility Agreement.

THE ORIGINAL

LENDER

By: s/ Banu Kologlu By s/ Marc Lutz
Name: Banu Kologlu Name Marc Lutz
(Authorised Signatory)
For and on behalf of
DEUTSCHE BANK LUXEMBOURG

S.A.
Signature page to the Amendment and

Restatement Agreement

relating

to the Facility Agreement.

THE ORIGINAL

LENDER

By: s/ Ashritha Shetty
Name: Ashritha Shetty
(Authorised Signatory)
For and on behalf of
GOLDMAN SACHS

BANK USA
Signature page to the Amendment and

Restatement Agreement

relating

to the Facility Agreement.

THE ORIGINAL

LENDER

By: s/ Rob Stoyle
Name: Rob Stoyle
(Authorised Signatory)
For

and

on

behalf

of
HSBC BANK PLC
Signature page to the Amendment and

Restatement Agreement

relating

to the Facility Agreement.

THE ORIGINAL

LENDER

By: s/ Paul-Emmanuel Aerts By s/ Hermen Egberink
Name: Paul-Emmanuel Aerts,
General Manager
Name Hermen Egberink
Head of Credit Risk
(Authorised Signatory)
For and on behalf of
ING BANK N.V.,

AMSTERDAM,

LANCY/GENEVA BRANCH
Signature page to the Amendment and

Restatement Agreement

relating

to the Facility Agreement.

THE ORIGINAL

LENDER

By: s/ Louise Wyatt
Name: Louise Wyatt
Vice President
(Authorised Signatory)
For and on behalf of
JPMORGAN CHASE BANK, N.A.,

LONDON

BRANCH
Signature page to the Amendment and

Restatement Agreement

relating

to the Facility Agreement.

THE ORIGINAL

LENDER

By: s/ Einar Erici By s/ Birgitta Höög
Name: Einar Erici Name Birgitta Höög
(Authorised Signatory)
For and on behalf of
NORDEA BANK ABP, FILIAL I SVERIGE
Signature page to the Amendment and

Restatement Agreement

relating

to the Facility Agreement.

THE ORIGINAL

LENDER

By: s/ Uwe Steinmetz By s/ Andreea Boskoff
Name: Uwe Steinmetz Name Andreea Boskoff,
Executive Director
(Authorised Signatory)
For and on behalf of
BANCO SANTANDER,

S.A.
Signature page to the Amendment and

Restatement Agreement

relating

to the Facility Agreement.

THE ORIGINAL

LENDER

By: s/ S Derrick
Name: S Derrick
(Authorised Signatory)
For and on behalf of
STANDARD

CHARTERED BANK
Signature page to the Amendment and

Restatement Agreement

relating

to the Facility Agreement.

THE ORIGINAL

LENDER

By: s/ Andersson By s/ Maschke
Name: Andersson Name Maschke
(Authorised Signatory)
For and on behalf of
SKANDINAVISKA ENSKILDA BANKEN AB (PUBL)
Signature page to the Amendment and

Restatement Agreement

relating

to the Facility Agreement.

THE ORIGINAL

LENDER

By: s/ Sven Streiter By s/ Richard Ohl
Name: Sven Streiter
Managing Director
Name Richard Ohl
Director
(Authorised Signatory)
For and on behalf of
SOCIÉTÉ GÉNÉRALE S.A. FRANKFURT BRANCH
Signature page to the Amendment and

Restatement Agreement

relating

to the Facility Agreement.

THE ORIGINAL

LENDER

By: s/ Roman Schönholzer By s/ Lukas Gisiger
Name:
Roman Schönholzer

Associate Director
Name
Lukas Gisiger

Director
(Authorised Signatory)
For and on behalf of
UBS SWITZERLAND

AG
Signature page to the Amendment and

Restatement Agreement

relating

to the Facility Agreement.

THE ORIGINAL

LENDER

By: s/ Dr Patrick Englert By s/ Tobias Pies
Name: Dr Patrick Englert Name Tobias Pies
(Authorised Signatory)
For and on behalf of
UNICREDIT

BANK AG
Signature page to the Amendment and

Restatement Agreement

relating

to the Facility Agreement.

THE ORIGINAL

LENDER

By: s/ Peng Kong By s/ Marc Zulian
Name: Peng Kong,
Deputy General Manager
Name Marc Zulian
(Authorised Signatory)
For and on behalf of
CHINA

CONSTRUCTION

BANK CORPORATION,

BEIJING, SWISS

BRANCH
ZURICH
Signature page to the Amendment and

Restatement Agreement

relating

to the Facility Agreement.

THE DOLLAR SWINGLINE

LENDER

By: s/ Paul Gibbs
Name: Paul Gibbs
(Authorised Signatory)
For and on behalf

of
CITIBANK, N.A.
Signature page to the Amendment and

Restatement Agreement

relating

to the Facility Agreement.

THE DOLLAR SWINGLINE

LENDER
By: s/ Faisal Rehman
Name: Faisal Rehman
Director
(Authorised Signatory)
For and on behalf of
BANK OF AMERICA

EUROPE DESIGNATED ACTIVITY COMPAN
Y
(as Lender

to
such
other jurisdictions as may be notified to the Facility

Agent from

time to time)
Signature page to the Amendment and

Restatement Agreement

relating

to the Facility Agreement.

THE DOLLAR SWINGLINE

LENDER

By: s/ Albert Wheeler
Name: Albert Wheeler
Vice President
(Authorised Signatory)
For and on behalf of
BANK

OF

AMERICA

N.A.

(as

Lender

to

Borrowers

incorporated in

the

Netherlands,
USA,
Switzerland and

such other

jurisdictions as

may be

notified to

the

Facility Agent
from

time to
time)
Signature page to the Amendment and

Restatement Agreement

relating

to the Facility Agreement.

THE DOLLAR

SWINGLINE LENDER
By: s/ Jamie Telkman
Name: Jamie Telkman
(Authorised Signatory)
For and on behalf of
BARCLAYS BANK PLC
Signature page to the Amendment and

Restatement Agreement

relating

to the Facility Agreement.

THE DOLLAR SWINGLINE

LENDER

By: s/ Enna Pariset By s/ A Renaudin
Name: Enna Pariset Name A Renaudin, MD
(Authorised Signatory)
For and on behalf of
BNP PARIBAS (SUISSE) SA
Signature page to the Amendment and

Restatement Agreement

relating

to the Facility Agreement.

THE DOLLAR SWINGLINE

LENDER
By: s/ Marek Jöckel By s/ Vincent Gancel
Name: Marek Jöckel Name Vincent Gancel, Deputy CEO
(Authorised Signatory)
For and on behalf of
CA INDOSUEZ

(SWITZERLAND)

SA
Signature page to the Amendment and

Restatement Agreement

relating

to the Facility Agreement.

THE DOLLAR SWINGLINE

LENDER

By: s/ Doreen Barr By s/ Michael Dieffenbacher
Name: Doreen Barr Name Michael Dieffenbacher
(Authorised Signatory)
For and on behalf of
CREDIT SUISSE AG, CAYMAN ISLANDS

BRANCH
Signature page to the Amendment and

Restatement Agreement

relating

to the Facility Agreement.

THE DOLLAR SWINGLINE

LENDER

By: s/ Annie Chung By s/ Marko Lukin
Name: Annie Chung
Director
Name Marko Lukin
Vice President
(Authorised Signatory)
For and on behalf of
DEUTSCHE BANK AG

NEW YORK BRANCH
Signature page to the Amendment and

Restatement Agreement

relating

to the Facility Agreement.

THE DOLLAR SWINGLINE

LENDER

By: s/ Ashritha Shetty
Name: Ashritha Shetty
(Authorised Signatory)
For and on behalf of
GOLDMAN SACHS

BANK USA
Signature page to the Amendment and

Restatement Agreement

relating

to the Facility Agreement.

THE DOLLAR SWINGLINE

LENDER

By: s/ Rob Stoyle
Name: Rob Stoyle
(Authorised Signatory)
For

and

on

behalf

of
HSBC BANK PLC
Signature page to the Amendment and

Restatement Agreement

relating

to the Facility Agreement.

THE DOLLAR SWINGLINE

LENDER

By: s/ Paul-Emmanuel Aerts By s/ Hermen Egberink
Name: Paul-Emmanuel Aerts,
General Manager
Name Hermen Egberink
Head of Credit Risk
(Authorised Signatory)
For and on behalf of
ING BANK N.V.,

AMSTERDAM,

LANCY/GENEVA BRANCH
Signature page to the Amendment and

Restatement Agreement

relating

to the Facility Agreement.

THE DOLLAR SWINGLINE

LENDER

By: s/ Louise Wyatt
Name: Louise Wyatt
Vice President
(Authorised Signatory)
For and on behalf of
JPMORGAN CHASE

BANK, N.A.
Signature page to the Amendment and

Restatement Agreement

relating

to the Facility Agreement.

THE DOLLAR SWINGLINE

LENDER

By: s/ Einar Erici By s/ Birgitta Höög
Name: Einar Erici Name Birgitta Höög
(Authorised Signatory)
For and on behalf of
NORDEA BANK ABP, FILIAL I SVERIGE
Signature page to the Amendment and

Restatement Agreement

relating

to the Facility Agreement.

THE DOLLAR SWINGLINE

LENDER

By: s/ Uwe Steinmetz By s/ Andreea Boskoff
Name: Uwe Steinmetz Name Andreea Boskoff,
Executive Director
(Authorised Signatory)
For and on behalf of
BANCO SANTANDER,

S.A.
Signature page to the Amendment and

Restatement Agreement

relating

to the Facility Agreement.

THE DOLLAR SWINGLINE

LENDER
By: s/ S Derrick
Name: S Derrick
(Authorised Signatory)
For and on behalf of
STANDARD

CHARTERED BANK
Signature page to the Amendment and

Restatement Agreement

relating

to the Facility Agreement.

THE DOLLAR SWINGLINE

LENDER

By: s/ Andersson By s/ Maschke
Name: Andersson Name Maschke
(Authorised Signatory)
For and on behalf of
SKANDINAVISKA ENSKILDA BANKEN AB (PUBL)
Signature page to the Amendment and

Restatement Agreement

relating

to the Facility Agreement.

THE DOLLAR SWINGLINE

LENDER

By: s/ Lauren Au
Name: Lauren Au
(Authorised Signatory)
For and on behalf of
SOCIÉTÉ GÉNÉRALE
Signature page to the Amendment and

Restatement Agreement

relating

to the Facility Agreement.

THE DOLLAR SWINGLINE

LENDER

By: s/ Danielle Calo By s/ Christian Odermatt
Name:
Danielle Calo

Associate Director
Name
Christian Odermatt

Executive Director
(Authorised Signatory)
For and on behalf of
UBS AG, STAMFORD BRANCH
Signature page to the Amendment and

Restatement Agreement

relating

to the Facility Agreement.

THE DOLLAR SWINGLINE

LENDER

By: s/ Dr Patrick Englert By s/ Tobias Pies
Name: Dr Patrick Englert Name Tobias Pies
(Authorised Signatory)
For and on behalf of
UNICREDIT

BANK AG
Signature page to the Amendment and

Restatement Agreement

relating

to the Facility Agreement.

THE DOLLAR SWINGLINE

LENDER

By: s/ Peng Kong By s/ Marc Zulian
Name: Peng Kong,
Deputy General Manager
Name Marc Zulian
(Authorised Signatory)
For and on behalf of
CHINA CONSTRUCTION BANK CORPORATION, BEIJING, SWISS

BRANCH
ZURICH
Signature page to the Amendment and

Restatement Agreement

relating

to the Facility Agreement.

THE EURO SWINGLINE LENDER

By: s/ Akshay Jashnani
Name: Akshay Jashnani,
Vice President
(Authorised Signatory)
For and on behalf of
CITIBANK, N.A., LONDON

BRANCH
Signature page to the Amendment and

Restatement Agreement

relating

to the Facility Agreement.

THE EURO SWINGLINE LENDER

By: s/ Faisal Rehman
Name: Faisal Rehman, Director
(Authorised Signatory)
For and on behalf of
BANK OF AMERICA

EUROPE DESIGNATED ACTIVITY COMPAN
Y
(as Lender

to
Borrowers incorporated in the Netherlands and

the EU)
Signature page to the Amendment and

Restatement Agreement

relating

to the Facility Agreement.

THE EURO SWINGLINE LENDER

By: s/ Faisal Rehman
Name: Faisal Rehman, Director
(Authorised Signatory)
For and on behalf of
BANK OF AMERICA N.A., LONDON BRANCH

(as Lender to Borrowers
incorporated in the USA and Switzerland)
Signature page to the Amendment and

Restatement Agreement

relating

to the Facility Agreement.

THE EURO SWINGLINE LENDER

By:
By: s/ Jamie Telkman
Name: Jamie Telkman
(Authorised Signatory)
For and on behalf of
BARCLAYS BANK PLC
Signature page to the Amendment and

Restatement Agreement

relating

to the Facility Agreement.

THE EURO SWINGLINE LENDER
By: s/ Enna Pariset By s/ A Renaudin
Name: Enna Pariset Name A Renaudin, MD
(Authorised Signatory)
For and on behalf of
BNP PARIBAS (SUISSE) SA
Signature page to the Amendment and

Restatement Agreement

relating

to the Facility Agreement.

THE EURO SWINGLINE LENDER
By: s/ Marek Jöckel By s/ Vincent Gancel
Name: Marek Jöckel Name
Vincent Gancel,

Deputy CEO
(Authorised Signatory)
For and on behalf of
CA INDOSUEZ

(SWITZERLAND)

SA
Signature page to the Amendment and

Restatement Agreement

relating

to the Facility Agreement.

THE EURO SWINGLINE LENDER
By: s/ Ursula Schwarzenberger By s/ Christoph Bischofberger
Name: Ursula Schwarzenberger Name Christoph Bischofberger
(Authorised Signatory)
For and on behalf of
CREDIT SUISSE (SWITZERLAND)

LTD.
Signature page to the Amendment and

Restatement Agreement

relating

to the Facility Agreement.

THE EURO SWINGLINE LENDER
By: s/ Banu Kologlu By s/ Marc Lutz
Name: Banu Kologlu Name Marc Lutz
(Authorised Signatory)
For and on behalf of
DEUTSCHE BANK LUXEMBOURG

S.A.
Signature page to the Amendment and

Restatement Agreement

relating

to the Facility Agreement.

THE EURO SWINGLINE LENDER

By: s/ Ashritha Shetty
Name: Ashritha Shetty
(Authorised Signatory)
For and on behalf of
GOLDMAN SACHS

BANK USA
Signature page to the Amendment and

Restatement Agreement

relating

to the Facility Agreement.

THE EURO SWINGLINE LENDER

By: s/ Rob Stoyle
Name: Rob Stoyle
(Authorised Signatory)
For

and

on

behalf

of
HSBC BANK PLC
Signature page to the Amendment and

Restatement Agreement

relating

to the Facility Agreement.

THE EURO SWINGLINE LENDER

By: s/ Paul-Emmanuel Aerts By s/ Hermen Egberink
Name: Paul-Emmanuel Aerts,
General Manager
Name Hermen Egberink
Head of Credit Risk
(Authorised Signatory)
For and on behalf of
ING BANK N.V.,

AMSTERDAM,

LANCY/GENEVA BRANCH
Signature page to the Amendment and

Restatement Agreement

relating

to the Facility Agreement.

THE EURO SWINGLINE LENDER

By: s/ Louise Wyatt
Name: Louise Wyatt
Vice President
(Authorised Signatory)
For and on behalf of
JPMORGAN CHASE

BANK, N.A., LONDON

BRANCH
Signature page to the Amendment and

Restatement Agreement

relating

to the Facility Agreement.

THE EURO SWINGLINE LENDER
By: s/ Einar Erici By s/ Birgitta Höög
Name: Einar Erici Name Birgitta Höög
(Authorised Signatory)
For and on behalf of
NORDEA BANK ABP, FILIAL I SVERIGE
Signature page to the Amendment and

Restatement Agreement

relating

to the Facility Agreement.

THE EURO SWINGLINE LENDER

By: s/ Uwe Steinmetz By s/ Andreea Boskoff
Name: Uwe Steinmetz Name Andreea Boskoff,
Executive Director
(Authorised Signatory)
For and on behalf of
BANCO SANTANDER,

S.A.
Signature page to the Amendment and

Restatement Agreement

relating

to the Facility Agreement.

THE EURO SWINGLINE LENDER
By: s/ S Derrick
Name: S Derrick
(Authorised Signatory)
For and on behalf of
STANDARD

CHARTERED BANK
Signature page to the Amendment and

Restatement Agreement

relating

to the Facility Agreement.

THE EURO SWINGLINE LENDER
By: s/ Andersson By s/ Maschke
Name: Andersson Name Maschke
(Authorised Signatory)
For and on behalf of
SKANDINAVISKA ENSKILDA BANKEN AB (PUBL)
Signature page to the Amendment and

Restatement Agreement

relating

to the Facility Agreement.

THE EURO SWINGLINE LENDER
By: s/ Sven Streiter By s/ Richard Ohl
Name: Sven Streiter
Managing Director
Name Richard Ohl
Director
(Authorised Signatory)
For and on behalf of
SOCIÉTÉ GÉNÉRALE S.A. FRANKFURT BRANCH
Signature page to the Amendment and

Restatement Agreement

relating

to the Facility Agreement.

THE EURO SWINGLINE LENDER
By: s/ Roman Schönholzer By s/ Lukas Gisiger
Name:
Roman Schönholzer

Associate Director
Name
Lukas Gisiger

Director
(Authorised Signatory)
For and on behalf of
UBS SWITZERLAND

AG
Signature page to the Amendment and

Restatement Agreement

relating

to the Facility Agreement.

THE EURO SWINGLINE LENDER
By: s/ Dr Patrick Englert By s/ Tobias Pies
Name: Dr Patrick Englert Name Tobias Pies
(Authorised Signatory)
For and on behalf of
UNICREDIT

BANK AG
Signature page to the Amendment and

Restatement Agreement

relating

to the Facility Agreement.

THE EURO SWINGLINE LENDER

By: s/ Peng Kong By s/ Marc Zulian
Name: Peng Kong,
Deputy General Manager
Name Marc Zulian
(Authorised Signatory)
For and on behalf of
CHINA CONSTRUCTION BANK CORPORATION, BEIJING, SWISS

BRANCH
ZURICH
Signature page to the Amendment and

Restatement Agreement

relating

to the Facility Agreement.